                                 Exhibit 10.9



                          LOAN AND SECURITY AGREEMENT



              THIS AGREEMENT made this ____ day of October, 1995 by and between National Canada Finance Corp., a Delaware corporation ("Lender"), with an address at 1200 17th Street, Suite 2760, Denver, Colorado 80202, and Portfield Investments, Inc., a Colorado corporation, Wescourt Group, Inc., a Delaware corporation, Wescourt Distributing, Inc., a Colorado corporation, Wesfrac, Inc., a Colorado corporation, Westec Denver, Inc., a Colorado corporation, Petro-Mark Corp. Utah, a Colorado corporation, Wescourt Environmental, Inc., a Colorado corporation, Petro-Mark Corp., a Colorado corporation, Petro-Mark Corp., Montrose, Inc., a Colorado corporation, Westec Fruita, Inc., a Delaware corporation, Montrose Propane, Inc., a Colorado corporation, Grand Mesa Texaco, Inc., a Colorado corporation, Fruita Investments, Inc., a Colorado corporation, Fruita Marketing & Management, Inc., a Delaware corporation, and Fruita RP Holding, Inc, a Delaware corporation, all with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521 (collectively "Borrowers"). Hereinafter, each of the Borrowers may be referred to singularly as a "Borrower."


                                  WITNESSETH:

              WHEREAS, the parties wish to provide for the terms and conditions upon which Loans may be made, and Letters of Credit may be issued, for the account of Borrowers;

              NOW, THEREFORE, in consideration of any Loans made and/or Letters of Credit issued for the account of Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrowers, the parties agree as follows:

       1.     DEFINITIONS.

              (a) "Account," "Account Debtor," "Chattel Paper," "Documents," "Equipment," "General Intangibles," "Goods," "Instruments" and "Inventory" shall have the respective meanings assigned to such terms, as of the date of this Agreement, in the Colorado Uniform Commercial Code.

              (b) "Affiliate" shall mean any direct or indirect parent, subsidiary, or sister company of any Person or any other Person directly or indirectly controlling, controlled by or under common control with another Person.

              (c) "Agreement" shall mean this Loan and Security Agreement, any exhibits or schedules hereto, any concurrent or subsequent rider hereto and any extensions, supplements, amendments or modifications hereto.

              (d)    "Blocked Account" shall have the meaning specified in
SECTION 8 hereof.

              (e) "Collateral" shall mean all of the property of Borrowers described in SECTION 5 hereof, together with all other real or personal property of Borrowers now or hereafter pledged to Lender to secure repayment of any of the Liabilities, including without limitation all Accounts, Inventory, General Intangibles and Equipment of Borrowers.

              (f)    "Collateral Report" shall have the meaning specified in
SECTION 9 hereof.

              (g) "Debt" shall mean, at any time, the liabilities of Borrowers except for debt subordinated to the Liabilities (pursuant to a written agreement in a form acceptable to Lender acting in good faith) as determined in accordance with generally accepted accounting principles.

              (h) "Eligible Accounts" shall mean those Accounts of any Borrower which are evidenced by invoices requiring payment within thirty (30) days from invoice date and are unpaid less than sixty days (60) days from invoice date as well as those Accounts of any Borrower which are evidenced by invoices requiring payment within ten (10) days from invoice date and are unpaid less than thirty (30) days from invoice date, and which Lender, in good faith, determines to be eligible. Without limiting the foregoing, unless otherwise agreed by Lender, the following Accounts are not Eligible Accounts:
(i) all Accounts owing by a single Account Debtor, including currently scheduled Accounts, if twenty-five percent (25%) or more of the balance owing by such Account Debtor to Borrowers or any Borrower is ineligible for any reason; (ii) Accounts with respect to which the Account Debtor is an officer, director, employee, Subsidiary or Affiliate of any Borrower; (iii) Accounts with respect to which the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless the Borrower creating and owning such Accounts assigns its rights to payment of such Accounts to Lender pursuant to, and in full compliance with, the Assignment of Claims Act of 1940, as amended; (iv) Accounts with respect to which the Account Debtor is not a resident of the continental United States unless the Account Debtor has supplied the Borrower owning such Accounts with an irrevocable letter of credit, in form and substance satisfactory to Lender, issued by a U.S. financial institution satisfactory to Lender, to cover the full amount of such Accounts, and such letter of credit is assigned and delivered to Lender; (v) Accounts in dispute or with respect to which the Account Debtor has asserted or may assert a counterclaim or has asserted or may assert a right of setoff; (vi) Accounts with respect to which the prospect of payment or performance by the Account Debtor is or will be impaired, as determined by Lender in good faith;
(vii) Accounts with respect to which Lender does not have a first and valid fully perfected security interest; (viii) Accounts with respect to which the Account Debtor is the subject of bankruptcy or a similar insolvency proceeding or has made an assignment for the benefit of creditors or whose assets have been conveyed to a receiver or trustee; (ix) Accounts with respect to which the Account Debtor's obligation to pay the Account is conditional upon the Account Debtor's approval or is otherwise subject to any repurchase obligation or return right, as with sales made on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval or consignment basis; (x) Accounts to the extent that the Account Debtor's indebtedness to Borrowers or any Borrower exceeds a credit limit determined by Lender in good faith; (xi) Accounts with respect to which the Account Debtor is located in a state in which any Borrower is required to obtain a certificate of authority to do business and be in good standing before it can enforce any obligations owing from the Account Debtor unless such Borrower, with respect to each such state, has received a certificate of authority to do business and is in good standing in such state; (xii) Accounts which arise out of sales not made in the ordinary course of any Borrower's business; (xiii) Accounts with respect to which the Account Debtor has returned to any Borrower any portion of the Inventory the sale of which gave rise to such Accounts; and (xiv) Accounts with respect to which any document or agreement executed or delivered in connection therewith, or any procedure used in connection with any such document or agreement, fails in any material respect to comply with the requirements of applicable law.

              (i) "Eligible Acquired Equipment" shall mean Equipment of any Borrower acquired as part of the acquisition of the assets of another business after the date of this Agreement which Lender, in good faith, determines to be eligible. Without limiting the foregoing, unless otherwise agreed by Lender, the following Equipment of any Borrower is not Eligible Acquired Equipment: (i) Equipment which is not in good condition; (ii) Equipment which is obsolete;
(iii) New Equipment which Lender determines, in good faith, to be unacceptable due to age, type, category and/or quantity; (iv) Equipment with respect to which Lender does not have a first and valid fully perfected security interest;
(v) Equipment which may constitute fixtures under applicable law; or (vi) Equipment which is stored with or located on the premises of a bailee, consignee, warehouseman, processor or other third party.

              (j) "Eligible Existing Equipment" shall mean Equipment of any Borrower existing as of the date of this Agreement which Lender, in good faith, determines to be eligible. Without limiting the foregoing, unless otherwise agreed by Lender, the following Equipment of any Borrower is not Eligible Existing Equipment: (i) Equipment which is not in good condition; (ii) Equipment which is obsolete; (iii) Equipment which Lender determines, in good faith, to be unacceptable due to age, type, category and/or quantity; (iv) Equipment with respect to which Lender does not have a first and valid fully perfected security interest; (v) Equipment which may constitute fixtures under applicable law; or (vi) Equipment which is stored with or located on the premises of a bailee, consignee, warehouseman, processor or other third party.

              (k) "Eligible Inventory" shall mean Inventory of any Borrower consisting of gasoline and diesel fuel, oils, greases, antifreeze, natural gas liquids, gasoline blend stocks, and diesel blend stocks which constitute raw materials which possess a ready market or finished goods and which Lender, in good faith, determines to be eligible. Without limiting the foregoing, unless otherwise agreed by Lender, the following Inventory of any Borrower is not Eligible Inventory: (i) Inventory which is not in good condition, or not currently usable or currently saleable in the ordinary course of any Borrower's business; (ii) Inventory which is obsolete; (iii) Inventory which Lender determines, in good faith, to be unacceptable due to age, type, category and/or quantity; (iv) Inventory with respect to which Lender does not have a first and valid fully perfected security interest; (v) Inventory consisting of work-in-progress, packaging materials or supplies; or (vi) Inventory which is stored with or located on the premises of a bailee, consignee, warehouseman, processor or other third party (such premises shall not include such Borrower's leased premises).

              (l) "Eligible Purchased Equipment" shall mean Equipment of any Borrower purchased after the date of this Agreement which Lender, in good faith, determines to be eligible. Without limiting the foregoing, unless otherwise agreed by Lender, the following Equipment of any Borrower is not Eligible Purchased Equipment: (i) Equipment which is not in good condition;
(ii) Equipment which is obsolete; (iii) Equipment which Lender determines, in good faith, to be unacceptable due to age, type, category and/or quantity; (iv) Equipment with respect to which Lender does not have a first and valid fully perfected security interest; (v) Equipment which may constitute fixtures under applicable law; or (vi) Equipment which is stored with or located on the premises of a bailee, consignee, warehouseman, processor or other third party.

              (m) "Environmental Laws" shall mean all federal, state, district, local and foreign laws, rules, regulations, ordinances, and consent decrees relating to health, safety, hazardous substances, pollution and environmental matters, as now or at any time hereafter in effect, applicable to any Borrower's business and facilities (whether or not owned by it), including laws relating to emissions, discharges, releases or threatened releases of pollutants, contamination, chemicals, or hazardous, toxic or dangerous substances, materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata) or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals, or hazardous, toxic or dangerous substances, materials or wastes.

              (n) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

              (o)    "Event of Default" shall have the meaning specified in
SECTION 13 hereof.

              (p) "good faith" shall mean honesty in fact in the conduct or transaction concerned and the test for the good faith of any Person shall be a subjective rather than an objective (or reasonableness) test of such Person's state of mind.

              (q) "Hazardous Materials" shall mean any hazardous, toxic or dangerous substances, materials and wastes, including, without limitation, hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, biological substances, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants (including, without limitation, materials which include hazardous constituents), sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become regulated under any Environmental Law (including, without limitation any that are or become classified as hazardous or toxic under any Environmental Law).

              (r)    "Indemnified Party" shall have the meaning specified in
SECTION 15 hereof.

              (s)    "Letter of Credit Issuer" shall mean National Bank of
Canada.

              (t) "Letters of Credit" shall mean any Letter of Credit which shall now or hereafter be issued by the Letter of Credit Issuer at the request and for the account of any Borrower pursuant to the terms of this Agreement.

              (u) "Liabilities" shall mean any and all obligations, liabilities and indebtedness of Borrowers or any of them to Lender or to any Affiliate of Lender of any and every kind and nature, howsoever created, arising or evidenced and howsoever owned, held or acquired, whether now or hereafter existing, whether now due or to become due, whether primary, secondary, direct, indirect, absolute, contingent or otherwise (including without limitation obligations of performance), whether several, joint or joint and several, and whether arising or existing under written or oral agreement or by operation of law, including without limitation all obligations for payment of the Loans and for payment of the reimbursement obligations under SECTION 2(B) with respect to the Letters of Credit.

              (v) "Loan" or "Loans" shall mean all advances made by Lender to any Borrower pursuant to SECTION 2(A) hereof.

              (w) "Loan Availability" for each Borrower shall mean, at any time, the difference of the following:

                     (i) up to eighty-five percent (85%) of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) then outstanding under such Borrower's existing Eligible Accounts at such time, less such reserves as Lender in good faith elects to establish; plus

                     (ii) up to fifty percent (50%) of the value of such Borrower's then-existing Eligible Inventory, valued at the lower of cost (determined on an average cost basis and in accordance with generally accepted accounting principles) or fair market value, less such reserves as Lender in good faith elects to establish; plus

                     (iii) up to eighty percent (80%) of the orderly liquidation value of such Borrower's then-existing Eligible Existing Equipment less such reserves as Lender in good faith elects to establish; plus

                     (iv) up to eighty percent (80%) of the value of such Borrower's then-existing Eligible Purchased Equipment, valued at the lower of the actual hard cost or orderly liquidation value of such Equipment, less such reserves as Lender in good faith elects to establish; plus

                     (v) up to eighty percent (80%) of the orderly liquidation value of such Borrower's then-existing Eligible Acquired Equipment less such reserves as Lender in good faith elects to establish; minus

                     (vi) the aggregate undrawn face amount of the Letters of Credit issued for the account of such Borrower.

Notwithstanding anything to the contrary contained herein, all Loans based upon Eligible Purchased Equipment shall be made in increments of $100,000.00 and the Loan Availability for Eligible Existing Equipment, Eligible Acquired Equipment, and Eligible Purchased Equipment constituting the basis for any Loan shall be decreased by 1.67% per month on the first day of each month following such Loan. In addition, without limiting the foregoing, Lender shall reserve against the Loan Availability for each Borrower on a monthly basis fifty percent (50%) of the amount of any unpaid fuel taxes (net of any fuel tax refunds) owing by that entity for the prior or any previous month (whether or not such taxes are due and payable at such time). Such reserve for fuel taxes shall be applied against the Loan Availability for each Borrower based: (i) first, upon its Eligible Inventory, (ii) then, upon its Eligible Accounts, and
(iii) then, upon its Eligible Existing Equipment, Eligible Acquired Equipment, and Eligible Purchased Equipment as determined by Lender in its sole discretion. Notwithstanding anything to the contrary contained herein and without waiving any Event of Default under this Agreement, the reserves for unpaid fuel taxes against the Loan Availability for each Borrower shall be increased to one hundred percent (100%) of the amount of any unpaid fuel taxes owing by that entity (whether or not such taxes are due and payable at such time) in the event that any Borrower fails to pay its fuel taxes when due and payable.

         (x) "Net Worth" of Portfield shall mean, at any time, the total of shareholders' equity (including capital stock, additional paid-in capital, and retained earnings) less intangible assets (including goodwill of Portfield) plus debt subordinated to the Liabilities (pursuant to a written agreement in a form acceptable to Lender
- working group in house to file -acting in good faith) calculated in accordance with generally accepted accounting principles.

              (y) "Obligors" shall mean Borrowers and each Person who is or shall become primarily or secondarily liable for any of the Liabilities. Hereinafter, each of the Obligors may be referred to singularly as an "Obligor."

              (z) "Other Agreements" shall mean all agreements, instruments and documents, including without limitation guaranties, mortgages, trust deeds, pledges, powers of attorney, consents, assignments, security agreements, intercreditor agreements, support agreements, financing statements and all other writings heretofore, now or from time to time hereafter executed by or on behalf of any Borrower or any other Person and delivered to Lender or to any Affiliate of Lender in connection with the Liabilities or the transactions contemplated hereby.

              (aa) "Permitted Liens" shall mean (i) statutory liens of landlords, carriers, warehousemen, mechanics, materialmen or suppliers incurred in the ordinary course of business and securing amounts not yet due or declared to be due by the claimant thereunder, (ii) liens or security interests in favor of Lender, (iii) zoning restrictions and easements, licenses, covenants and other restrictions affecting the use of real property that do not individually or in the aggregate have a material adverse effect on any Borrower's ability to use such real property for its intended purpose in connection with any Borrower's business, and (iv) the liens set forth on EXHIBIT A.

              (bb) "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, entity, party or foreign or United States government (whether federal, state, county, city, municipal or otherwise), including without limitation any instrumentality, division, agency, body or department thereof.

              (cc)   "Plan" shall mean any employee benefit plan defined in
Section 3(3) of ERISA, including any multiemployer plan or any employee welfare benefit plan which is maintained or has been maintained pursuant to a collective bargaining agreement to which two or more unrelated employers contribute and in respect of which any Borrower is an "employer" as defined in
Section 3(5) of ERISA.

              (dd) "Reference Rate" shall mean the rate of interest publicly announced from time to time by National Bank of Canada at its principal office as its prime lending rate. The Reference Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. Any change in the Reference Rate shall be effective as of the effective date stated in the announcement by National Bank of Canada of such change.

              (ee) "Subsidiary" shall mean any corporation of which more than fifty percent (50%) of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time stock of any other class of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned by any Borrower or by any partnership or joint venture of which more than fifty percent (50%) of the outstanding equity interests are at the time, directly or indirectly, owned by any Borrower.

              (ff) "Termination Date" shall mean the earliest to occur of the following: (i) October ___, 1998 (which date shall be automatically extended by one (1) year on each anniversary of this Agreement unless Borrowers or Lender provide each other with written notice of their intent not to extend the Termination Date for an additional year prior to any anniversary of this Agreement), (ii) the date Lender makes demand for the payment of the Liabilities, or (iii) the date the Liabilities are accelerated pursuant to
SECTION 14 hereof.

       2.     LOANS; LETTERS OF CREDIT.

              (a) Subject to the terms and conditions of this Agreement and the Other Agreements, prior to the Termination Date and so long as no Event of Default has occurred hereunder, Lender shall make Loans to any Borrower as such Borrower shall from time to time request; provided, however, that: (i) the total amount of all Loans outstanding to any Borrower shall not exceed such Borrower's Loan Availability at any time; and (ii) the total unpaid principal of all Loans outstanding to the Borrowers and all Letters of Credit issued for the account of the Borrowers in the aggregate ("Maximum Credit") shall not exceed Six Million Dollars ($6,000,000.00) at any time. Such Maximum Credit shall be increased to: (i) Nine Million Dollars ($9,000,000.00) if Borrowers provide Lender with at least ten (10) days' prior written notice of such increase and pay the first additional Facility Fee described in this Agreement and so long as no Event of Default has occurred hereunder or will occur hereunder as a result of such increase in the Maximum Credit; and (ii) Twelve Million Dollars ($12,000,000.00) if Borrowers provide Lender with at least ten
(10) days' prior written notice of such increase and pay both of the additional Facility Fee described in this Agreement and so long as no Event of Default has occurred hereunder or will occur hereunder as a result of such increase in the Maximum Credit. Borrowers shall be entitled to reduce the Maximum Credit to any level upon providing Lender with at least thirty (30) days' prior written notice thereof and paying Lender any amounts necessary to reduce the total amount of the outstanding Loans and the aggregate undrawn face amount of the Letters of Credit to an amount equal to or less than the reduced Maximum Credit and so long as no Event of Default has occurred hereunder.

       The total unpaid principal of all Loans outstanding to the Borrowers and: (i) based upon Eligible Inventory shall not exceed One Million Dollars ($1,000,000.00) at any time; (ii) and based upon Eligible Existing Equipment and Eligible Acquired Equipment shall not exceed Two Million Dollars ($2,000,000.00) at any time; provided, however, that such limit shall be increased to Four Million Dollars ($4,000,000.00) if the Maximum Credit is increased to and maintained at Nine Million Dollars ($9,000,000.00) or Twelve Million Dollars ($12,000,000.00) in accordance with the terms and conditions set forth in this Agreement; and (iii) and based upon Eligible Purchased Equipment shall not exceed Five Hundred Thousand Dollars ($500,000.00) at any time; provided, however, that such limit shall be increased to One Million Dollars ($1,000,000.00) if the Maximum Credit is increased to and maintained at Nine Million Dollars ($9,000,000.00) or Twelve Million Dollars ($12,000,000.00) in accordance with the terms and conditions set forth in this Agreement.

       Prior to Lender making any Loan, the Loans shall be repaid as provided elsewhere in this Agreement. If at any time the outstanding balance on any Borrower's Loans exceeds its Loan Availability or the principal balance of the outstanding Loans to Borrowers in the aggregate exceeds the Maximum Credit or any of the other restrictions set forth in this Agreement, such Borrower or Borrowers shall immediately, and without the necessity of a demand by Lender, pay to Lender such amount as may be necessary to eliminate such excess.

              (b) Subject to the terms and conditions of this Agreement and the Other Agreements, prior to the Termination Date and so long as no Event of Default has occurred hereunder, Lender shall at any Borrower's request, cause one or more Letters of Credit to be issued for the account of such Borrower; provided, however, that: (i) the total undrawn face amounts of the Letters of Credit for the accounts of the Borrowers shall not exceed Seven Hundred Fifty Thousand Dollars ($750,000.00) in the aggregate at any time; and (ii) the total undrawn face amounts of the proposed Letter(s) of Credit shall not exceed the difference between the Loan Availability of the requesting Borrower and the outstanding principal balance of the Loans to such Borrower at such time. If at any time the Loan Availability for any Borrower is less than zero, such Borrower shall provide cash collateral to Lender in an amount equal to the amount by which Loan Availability is less than zero to secure any Letters of Credit for the account of such Borrower. The Letters of Credit shall be in form and substance satisfactory to Lender and shall not have an expiration date later than twelve (12) months from the date of issuance. Borrowers authorize Lender to reimburse the Letter of Credit Issuer for any payments made in respect of the Letters of Credit. Each Borrower shall reimburse Lender, immediately upon demand, in the amount of any payments made by Lender to the Letter of Credit Issuer or any Person with respect to the Letters of Credit issued for the account of such Borrower, and until Lender shall have been so reimbursed by such Borrower such payments by Lender shall be deemed to be Loans. In connection with the Letters of Credit, each Borrower hereby indemnifies Lender for any payments made by Lender with respect to the Letters of Credit issued for the account of such Borrower and for any taxes, levies, deductions, charges and costs and expenses incurred by Lender with respect to the Letters of Credit.

       3. FEES AND CHARGES. Borrowers shall pay to Lender the following fees:

              (a) Each Borrower shall pay to Lender interest on the outstanding principal balance of its Loans monthly in arrears, on the first day of each month following the execution of this Agreement, at the per annum rate of one percent (1%) plus the Reference Rate [computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed]; provided, however, that such interest rate shall be reduced to the Reference Rate plus three-fourths of one percent (0.75%) if Portfield's audited financial statements indicate at least One Million Dollars ($1,000,000.00) of pre-tax income before extraordinary or non-operating gains and losses for the fiscal year ending February 29, 1996 and the ratio of Borrowers' total liabilities calculated in accordance with generally accepted accounting principles (except for debt subordinated to the Liabilities pursuant to a written agreement in a form acceptable to Lender acting in good faith) to total Net Worth do not exceed 4.00:1.0 for the fiscal year ending February 29, 1996 and, assuming such requirements are satisfied, such interest rate shall be reduced to the Reference Rate plus one-half of one percent (0.50%) if Portfield's audited financial statements indicate at least One Million Dollars ($1,000,000.00) of pre-tax income before extraordinary or non-operating gains and losses for the fiscal year ending February 28, 1997 and the ratio of Borrowers' total liabilities calculated in accordance with generally accepted accounting principles (except for debt subordinated to the Liabilities pursuant to a written agreement in a form acceptable to Lender acting in good faith) to total Net Worth do not exceed 3.50:1.0 for the fiscal year ending February 28, 1997. Following the occurrence of an Event of Default, each Borrower shall pay to Lender interest on the outstanding principal balance of its Loans at the per annum rate of two percent (2%) plus the Reference Rate. Interest shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

              (b) Each Borrower shall pay to Lender a letter of credit fee equal to two percent (2%) per annum [computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed] of the face amount of the Letters of Credit issued for the account of such Borrower, payable monthly in arrears, on the first day of each month following the execution of this Agreement. In addition, each Borrower shall pay to Lender all expenses incurred by Lender and the Letters of Credit Issuer in connection with the issuance and negotiation of any Letters of Credit issued for the account of such Borrower, payable on the date incurred by Lender or the Letter of Credit Issuer.

              (c) Borrowers shall pay to Lender, for the benefit of Lenders, a facility fee equal to Fifteen Thousand Dollars ($15,000.00) upon the execution of this Agreement. Borrowers also shall pay to Lender the following additional facility fees if the Maximum Credit is increased as set forth below under the terms and conditions set forth in this Agreement:



         Increase in Maximum Credit         Additional Facility Fee
         --------------------------         -----------------------

       $6,000,000.00 to $9,000,000.00             $15,000.00
       $9,000,000.00 to $12,000,000.00            $15,000.00

       or, in lieu of the foregoing additional facility fees,

       $6,000,000.00 directly to                  $30,000.00
       $12,000,000.00

              (d) Borrowers shall pay to Lender an unused facility fee, equal to the lesser of Five Thousand Dollars ($5,000.00) per annum or one quarter of one percent (0.25%) per annum [computed on the basis of a year of three hundred sixty days for the actual number of days elapsed], of the amount by which Six Million Dollars ($6,000,000.00) exceeds the sum of the average daily outstanding Loans, payable monthly in arrears, on the first day of each month following the execution of this Agreement. Such unused facility fee shall not be subject to the Five Thousand Dollars ($5,000.00) limitation and:
(i) be based upon the amount by which Nine Million Dollars ($9,000,000.00) exceeds the sum of the average daily outstanding Loans plus the average daily undrawn face amount of the Letters of Credit retroactive to the first day of the calendar year in which the Maximum Credit was increased to Nine Million Dollars ($9,000,000.00) if the Maximum Credit is increased to Nine Million Dollars ($9,000,000.00) under the terms and conditions set forth in this Agreement; and (ii) be based upon the amount by which Twelve Million Dollars ($12,000,000.00) exceeds the sum of the average daily outstanding Loans plus the average daily undrawn face amount of the Letters of Credit retroactive to the first day of the calendar year in which the Maximum Credit was increased to Twelve Million Dollars ($12,000,000.00) if the Maximum Credit is increased to Twelve Million Dollars ($12,000,000.00) under the terms and conditions set forth in this Agreement.

              (e) If this Agreement is terminated prior to the Termination Date, the Borrowers shall pay to Lender an early termination fee equal to: (i) $180,000.00 if such termination occurs prior to the first anniversary of this Agreement; (ii) $120,000.00 if such termination occurs on or after the first anniversary but prior to the second anniversary of this Agreement; (iii) $60,000.00 if such termination occurs on or after the second anniversary but prior to the third anniversary of this Agreement; and (iv) $30,000.00 if such termination occurs on or after the third anniversary but prior to the fourth anniversary of this Agreement.

              (f) Borrowers shall pay to Lender an audit fee at a rate of Five Hundred Dollars ($500) per auditor per day, plus travel and other out-of-pocket expenses, which shall be payable by Borrowers upon completion of each audit, for any audits conducted after the occurrence and during the continuance of an Event of Default, or otherwise.

              (g) Borrowers shall reimburse Lender and its Affiliates for all other fees and expenses, including legal, consulting, appraisal and filing fees, incurred in connection with the credit facilities provided under this Agreement.

It is the intent of the parties that the rate of interest and the other fees and charges to each Borrower under this Agreement shall be lawful; therefore, if for any reason the interest or other fees and charges payable under this Agreement are found by a court of competent jurisdiction, in a final determination, to exceed the limit which Lender may lawfully charge any Borrower, then the obligation to pay interest and other charges shall automatically be reduced to such limit and, if any amount in excess of such limit shall have been paid, then such amount shall be refunded to such Borrower.

       4. CONDITIONS OF ADVANCES AND LETTERS OF CREDIT. Without limiting Lender's ability to limit or refuse to make advances hereunder, the making of any advance provided for in this Agreement shall be conditioned upon the following:
              (a) Lender shall have received, (i) with respect to a request for an advance, by at least eleven o'clock a.m. (11:00 a.m.) Denver time on the day on which such advance is requested to be made hereunder, a telephonic request from an officer of the Borrower requesting such advance (or any Person authorized by such Borrower pursuant to a written list provided to Lender), for an advance in a specific amount, and (ii) with respect to a request for the issuance of a Letter of Credit, at least five days prior to the date such Letter of Credit is requested to be issued, an application for such Letter of Credit executed by an officer of the Borrower requesting such Letter of Credit. In addition, Lender shall also have received all of the schedules and reports required to have been delivered by Borrowers pursuant to SECTION 9 hereof;

              (b)    No Event of Default shall have occurred and be continuing;

              (c) All of the representations and warranties contained in this Agreement and the Other Agreements shall be true and correct as if made on the date the request for an advance or Letter of Credit is made; and

              (d) Lender shall have received, in form and substance satisfactory to Lender, all certificates, orders, authorities, consents, affidavits, appraisals, environmental reports, schedules, instruments, security agreements, financing statements, certificate of title documents, mortgages, guaranties, support agreements, assignments of insurance policies, landlord and mortgagee waivers, and other documents which are provided for hereunder, or which Lender may at any time request in good faith.

       5. GRANT OF SECURITY INTEREST TO LENDER. As security for the payment or other satisfaction of its Liabilities, each Borrower hereby assigns to Lender and grants to Lender a continuing security interest in the following property of such Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located: (a) all Accounts and all Goods whose sale, lease or other disposition by such Borrower has given rise to Accounts and have been returned to or repossessed or stopped in transit by such Borrower; (b) all Chattel Paper, Instruments, Documents and General Intangibles (including without limitation all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, claims against carriers and shippers, guarantee claims, contracts rights, security interests, security deposits and any rights to indemnification); (c) all Inventory and other Goods, including without limitation Equipment, furniture, furnishings, machinery, motor vehicles, minerals and the like, and fixtures;
(d) all deposits and cash and any other property of such Borrower now or hereafter in the possession, custody or control of Lender or any agent or any Affiliate of Lender or any participant with Lender in the Loans and/or Letters of Credit for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and (e) all additions and accessions to, substitutions for, and replacements, products and proceeds of the foregoing property, including without limitation proceeds of all insurance policies insuring the foregoing property, and all of such Borrower's books and records relating to any of the foregoing and to such Borrower's business.

       In addition, Borrowers shall assign to Lender all of their rights, title and interests in an American Credit Indemnity or other accounts receivable insurance policy covering all of their Accounts and key man life insurance policies in the aggregate face amount of $2,000,000.00 on the life of Keith R. Holder. The insurance policies and assignments shall be in a form and from such companies as may be acceptable to Lender acting in good faith.

       6. PRESERVATION OF COLLATERAL AND PERFECTION OF SECURITY INTERESTS THEREIN. Borrowers shall, at Lender's request, at any time and from time to time, execute and deliver to Lender such financing statements, documents and other agreements and instruments (and pay the cost of filing or recording the same in all public offices deemed necessary or desirable by Lender) and do such other acts and things as Lender may deem necessary or desirable in order to establish and maintain a valid, attached and perfected security interest in the Collateral in favor of Lender (free and clear of all other liens, claims and rights of third parties whatsoever, whether voluntarily or involuntarily created, except Permitted Liens) to secure payment of the Liabilities, and in order to facilitate the collection of the Collateral. Borrowers irrevocably hereby make, constitute and appoint Lender (and all Persons designated by Lender for that purpose) as Borrowers' true and lawful attorney and agent-in-fact to execute such financing statements, documents and other agreements and instruments and do such other acts and things as may be necessary to preserve and perfect Lender's security interest in the Collateral if Borrowers fail to execute the documents or take the actions described in this Section or an Event of Default occurs under this Agreement. Borrowers further agree that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement.

       7. CAPITAL ADEQUACY. If Lender shall reasonably determine that the application or adoption of any law, rule, regulation, directive, interpretation, treaty or guideline regarding capital adequacy, or any change therein or in the interpretation or administration thereof, whether or not having the force of law, increases the amount of capital required or expected to be maintained by Lender or any Person controlling, directly or indirectly, Lender, and such increase is based upon the existence of Lender's obligations hereunder and other commitments of this type, then from time to time, within ten (10) days after demand from Lender, Borrowers shall pay to Lender such amount or amounts as will compensate Lender or such controlling Person, as the case may be, for such increased capital requirement. The determination of any amount to be paid by Borrowers under this Section shall take into consideration the policies of Lender or any Person controlling Lender with respect to capital adequacy and shall be based upon any reasonable averaging, attribution and allocation methods selected by Lender. A certificate of Lender setting forth the amount or amounts as shall be necessary to compensate Lender as specified in this Section shall be delivered to Borrowers and shall be conclusive in the absence of manifest error.

       8.     COLLECTIONS.

              (a) Each Borrower shall establish an account (the "Blocked Account") in such Borrower's name with a financial institution acceptable to Lender, into which such Borrower will immediately deposit all payments received by such Borrower with respect to its Accounts and other Collateral in the identical form in which such payments were made, whether by cash or check. If any Borrower, any Affiliate or Subsidiary of any Borrower, or any shareholder, officer, director, employee or agent of any Borrower or any Affiliate or Subsidiary of such Borrower, or any other Person acting for or in concert with such Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of such Borrower's Accounts or other Collateral, such Borrower, Affiliate, Subsidiary, and other Person shall receive all such items in trust for, and as the sole and exclusive property of, Lender and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to such Borrower's Blocked Account. The financial institution with which each Blocked Account is established shall acknowledge and agree, in a manner satisfactory to Lender, that the amounts on deposit in such Blocked Account are the sole and exclusive property of Lender, that such financial institution has no right to setoff against the Blocked Account, and that such financial institution shall wire, or otherwise transfer in immediately available funds in a manner satisfactory to Lender, funds deposited in the Blocked Account on a daily basis as such funds are collected, to Lender's account at National Bank of Canada. Lender shall, two (2) business days after receipt by Lender of immediately available funds in its account at National Bank of Canada, apply the whole or any part of such collections or proceeds against the appropriate Borrower's Liabilities in such order as Lender shall determine in its sole discretion. Each Borrower agrees that all payments deposited to such Blocked Account or otherwise received by Lender, whether in respect of the Accounts of such Borrower or as proceeds of other Collateral or otherwise, will be applied on account of the Liabilities of such Borrower in accordance with the terms of this Agreement. All checks, drafts, instruments and other items of payment or proceeds of Collateral shall be endorsed by Borrowers to Lender, and, if that endorsement of any such item shall not be made for any reason, Lender is hereby irrevocably authorized to endorse the same on Borrowers' behalf. For the purpose of this paragraph, Borrowers irrevocably hereby make, constitute and appoint Lender (and all Persons designated by Lender for that purpose) as Borrowers' true and lawful attorney and agent-in-fact: (i) to endorse Borrowers' names upon said items of payment and/or proceeds of Collateral and upon any Chattel Paper of Borrowers, document, instrument, invoice or similar document or agreement relating to any Account of any Borrower or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; and (iii) upon and following the occurrence of an Event of Default, to have access to any lock box or postal box into which any Borrower's mail is deposited, and open and process all mail addressed to any Borrower and deposited therein.

              (b) Lender may, at any time and from time to time, following the occurrence of an Event of Default: (i) enforce collection of any Borrower's Accounts or contract rights by suit or otherwise; (ii) exercise all of Borrowers' rights and remedies with respect to proceedings brought to collect any Borrower's Accounts; (iii) surrender, release or exchange all or any part of any Borrower's Accounts, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder;
(iv) sell or assign any Borrower's Accounts upon such terms, for such amount and at such time or times as Lender deems advisable; (v) prepare, file and sign Borrowers' names on any proof of claim in bankruptcy or other similar document against any Account Debtor; and (vi) do all other acts and things which Lender in good faith deems necessary or desirable to fulfill Borrowers' obligations under this Agreement and to allow Lender to collect the Borrowers' Accounts.
In addition to any other provision hereof, Lender may at any time, following the occurrence of an Event of Default, at Borrowers' expense, notify any parties obligated on any of the Accounts to make payment directly to Lender of any amounts due or to become due thereunder.

              (c) Lender, in its sole discretion, without waiving or releasing any obligation, liability or duty of any Borrower under this Agreement or the Other Agreements or any Event of Default, may at any time or times hereafter, but shall not be obligated to, pay, acquire or accept an assignment of any security interest, lien, encumbrance or claim asserted by any Person in, upon or against the Collateral. All sums paid by Lender in respect thereof and all costs, fees and expenses, including without limitation reasonable attorney fees, all court costs and all other charges relating thereto incurred by Lender shall constitute Loans, payable by such Borrower to Lender on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder.

              (d) Immediately upon any Borrower's receipt of any portion of the Collateral evidenced by an agreement, Instrument or Document, including without limitation any Chattel Paper, such Borrower shall deliver the original thereof to Lender together with an appropriate endorsement or other specific evidence of assignment thereof to Lender (in form and substance acceptable to Lender). If an endorsement or assignment of any such items shall not be made for any reason, Lender is hereby irrevocably authorized, as Borrowers' attorney and agent-in-fact, to endorse or assign the same on Borrowers' behalf.

       9.     SCHEDULES AND REPORTS.

              (a) Each Borrower shall deliver to Lender, on a weekly basis [or, if the Loans to any Borrower exceed sixty-five percent (65%) of the Loan Availability for such Borrower or if the total outstanding balance on the Loans to the Borrowers and the aggregate undrawn face amount of the Letters of Credit issued for the account of Borrower exceed sixty-five percent (65%) of the Maximum Credit, on a daily basis], a collateral report (the "Collateral Report") describing all Accounts and Eligible Accounts created or acquired by such Borrower and all amounts collected by such Borrower on Accounts subsequent to the immediately preceding Collateral Report. In addition, each Borrower shall deliver to Lender on a weekly basis (or, if Lender has provided any Borrower with Loans based upon Eligible Inventory, on a daily basis in Lender's discretion) with a schedule of Inventory owned by such Borrower and in such Borrower's possession valued on an average cost basis and in accordance with generally accepted accounting principles, information on all sales of or other reduction of and all additions to Inventory, all returns of Inventory, all credits issued by such Borrower and all complaints and claims against such Borrower in connection with Inventory subsequent to the immediately preceding Collateral Report. The Collateral Reports shall contain such additional information as Lender shall require. Each Borrower also shall furnish copies of any other reports or information concerning the Accounts and Inventory included, described or referred to in the Collateral Reports, including without limitation, but only if specifically requested by Lender, copies of all invoices prepared in connection with the Accounts. Lender, through its officers, employees or agents, shall have the right, at any time and from time to time in Lender's name, in the name of a nominee of Lender or in Borrower's name, to verify the validity, amount or any other matter relating to any of the Accounts, by mail, telephone, telegraph or otherwise. Borrowers shall reimburse Lender, on demand, for all reasonable costs, fees and expenses incurred by Lender in this regard.

              (b) Without limiting the generality of the foregoing, each Borrower shall deliver to Lender, at least once a month (or more frequently when requested by Lender), a report describing its Eligible Accounts, non-Eligible Accounts, accounts payable, Inventory, and Eligible Inventory as well as containing an aging of its Accounts and accounts payable. Such report also shall reconcile the information described in SECTION 9(a) for the past month and describe the fuel taxes payable by such Borrower to any governmental authority.

              (c) All schedules, certificates, reports, and assignments and other items delivered by Borrowers to Lender hereunder shall be executed by an authorized representative of Borrowers and shall be in such form and contain such information as Lender shall specify.

       10. TERMINATION. This Agreement shall be in effect until the Termination Date. The Liabilities as well as the security interests and liens created under this Agreement and the Other Agreements shall survive such termination until the Letters of Credit have been terminated and cancelled and the payment of the other Liabilities has become indefeasible. At such time as Borrowers have repaid all of the Liabilities and this Agreement has terminated, Borrowers shall deliver to Lender a release, in form and substance satisfactory to Lender, of all obligations and liabilities of Lender and its officers, directors, employees, agents and Affiliates to Borrower and Lender shall deliver to Borrowers a release of all obligations and liabilities of Borrowers and their officers, directors, employees, agents and Affiliates to Lender.
Such releases shall be in form and substance reasonably acceptable to Lender.

       11. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrowers hereby represent, warrant and covenant that:

              (a) The financial statements delivered or to be delivered by each Borrower to Lender at or prior to the date of this Agreement and at all times subsequent thereto accurately reflect the financial condition of such Borrower, and there has been no adverse change in the financial condition, the operations or any other status of such Borrower since the date of the financial statements delivered to Lender most recently prior to the date of this Agreement;

              (b) The office where each Borrower keeps its books, records and accounts (or copies thereof) concerning the Collateral, such Borrower's chief executive offices and places of business and all of such Borrower's other places of business, locations of Collateral and post office boxes are as set forth in EXHIBIT B; Borrowers shall promptly (but in no event less than ten (10) days prior thereto) advise Lender in writing of the proposed opening of any new place of business, the closing of any existing place of business, any change in the location of any Borrower's books, records and accounts (or copies thereof) or the opening or closing of any post office box of any Borrower;

              (c) The Collateral, including without limitation the Equipment is and shall be kept, or, in the case of vehicles, based, only at the addresses set forth on the first page of this Agreement or on EXHIBIT B;

              (d) If any of the Collateral consists of Goods of a type normally used in more than one state, whether or not actually so used, Borrowers shall immediately give written notice to Lender of any use of any such Goods in any state other than a state in which Borrowers have previously advised Lender such Goods shall be used, and such Goods shall not, unless Lender shall otherwise consent in writing, be used outside of the continental United States;

              (e) Each Account which any Borrower shall, expressly or by implication, request Lender to classify as an Eligible Account shall, as of the time when such request is made, conform in all respects to the requirements of such classification as set forth in the respective definitions of "Eligible Account" as set forth herein and as otherwise established by Lender from time to time, and such Borrower shall promptly notify Lender in writing if any such Eligible Account shall subsequently become ineligible;

              (f) Each Borrower is and shall at all times be the lawful owners of the property now purportedly owned or hereafter purportedly acquired by such Borrower, free from all liens, claims, security interests and encumbrances whatsoever, whether voluntarily or involuntarily created and whether or not perfected, other than the Permitted Liens;

              (g) Each Borrower has the right and power and is duly authorized and empowered to enter into, execute and deliver this Agreement and the Other Agreements and perform its obligations hereunder and thereunder; each Borrower's execution, delivery and performance of this Agreement and the Other Agreements does not and shall not conflict with the provisions of any statute, regulation, ordinance or rule of law, or any agreement, contract or other document which may now or hereafter be binding on such Borrower, and each Borrower's execution, delivery and performance of this Agreement and the Other Agreements shall not result in the imposition of any lien or other encumbrance upon any of its property under any existing indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument by which such Borrower or any of its property may be bound or affected;

              (h) There are no actions or proceedings which are pending or threatened against any Borrower which might result in any material adverse change in its financial condition or materially adversely affect such Borrower's property and Borrowers shall, promptly upon becoming aware of any such pending or threatened action or proceeding, give written notice thereof to Lender;

              (i) Each Borrower has obtained all licenses, authorizations, approvals and permits, the lack of which would have a material adverse effect on the operation of its business, and each Borrower is and shall remain in compliance in all material respects with all applicable federal, state, local and foreign statutes, orders, regulations, rules and ordinances, the failure to comply with which could reasonably be expected to have a material adverse effect on its business, property, assets, operations or condition, financial or otherwise;

              (j) All written information now, heretofore or hereafter furnished by each Borrower to Lender is and shall be materially true and correct as of the date with respect to which such information was or is furnished;

              (k) No Borrower is conducting, permitting or suffering to be conducted, nor shall it conduct, permit or suffer to be conducted, any activities or transactions with any Affiliate of any Borrower; provided, however, that any Borrower may enter into transactions with Affiliates of any Borrower in the ordinary course of business pursuant to terms that are no less favorable to such Borrower than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate of any Borrower and, in connection therewith, may transfer cash or property to Affiliates of any Borrower for fair value;

              (l) Except as set forth on EXHIBIT C, each Borrower's name has always been as set forth on the first page of this Agreement and Borrowers use no tradenames or division names in the operation of their businesses.
Borrowers shall notify Lender in writing within ten (10) days of the change of any Borrower's name or the use of any tradenames or division names not previously disclosed to Lender in writing;

              (m) With respect to each Borrower's Equipment: (i) such Borrower has good and indefeasible and merchantable title to and ownership of all of its Equipment, including without limitation the Equipment described or listed on the schedule of Equipment delivered to Lender concurrently with this Agreement; (ii) such Borrower shall keep and maintain the Equipment in good operating condition and repair and shall make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof shall at all times be preserved and maintained; (iii) such Borrower shall not permit any such items to become a fixture to real estate or an accession to other personal property; and (iv) such Borrower, immediately on demand by Lender, shall deliver to Lender any and all evidence of ownership of, including without limitation certificates of title and applications of title to, any of its Equipment;

              (n) This Agreement and the Other Agreements to which any Borrower are a party are the legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their respective terms;

              (o) Each Borrower is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business, now owns property having a value both at fair valuation and at present fair saleable value greater than the amount required to pay its debts, and will not be rendered insolvent by the execution and delivery of this Agreement or any of the Other Agreements or by completion of the transactions contemplated hereunder or thereunder;

              (p) Except as noted in SECTION 12(K) of this Agreement, no Borrower is now obligated, nor shall it create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans, except that such Borrower may: (i) borrow money from a Person other than Lender on an unsecured and subordinated basis if a subordination agreement in favor of Lender and in form and substance satisfactory to Lender is executed and delivered to Lender relative thereto;
(ii) maintain any present indebtedness to any Person which is set forth on EXHIBIT D; (iii) incur unsecured indebtedness to trade creditors in the ordinary course of such Borrower's business; and (iv) acquire the assets of another company and obtain an unsecured loan or a loan secured solely by the acquired real property and the cash proceeds thereof from the seller of such assets so long as no Event of Default has occurred or would be caused by such action, Lender is provided with at least thirty (30) days' prior written notice of such acquisition and a valid, enforceable, perfected, and sole lien, security interest and encumbrance upon the acquired assets (except for the acquired real property and the cash proceeds thereof), and a subordination or intercreditor agreement in favor of Lender and in form and substance satisfactory to Lender is executed and delivered to Lender by the seller of such assets.

              (q) No Borrower owns any margin securities, and none of the proceeds of the Loans hereunder shall be used for the purpose of purchasing or carrying any margin securities or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase any margin securities or for any other purpose not permitted by Regulation G or Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time;

              (r) EXHIBIT E sets forth the names of all of the shareholders of each Borrower and, except as set forth on EXHIBIT E, no Borrower has any Subsidiaries or divisions, nor is any Borrower engaged in any joint venture or partnership with any other Person;

              (s) Each Borrower is duly organized and in good standing in its state of organization and each Borrower is duly qualified and in good standing in all states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary;

              (t) No Borrower is in default under any material contract, lease or commitment to which it is a party or by which it is bound, nor do Borrowers know of any dispute regarding any contract, lease or commitment which is material to the continued financial success and well-being of any Borrower;

              (u) There are no controversies pending or threatened between any Borrower and any of its employees, other than employee grievances arising in the ordinary course of business which are not, in the aggregate, material to the continued financial success and well-being of such Borrower, and each Borrower is in compliance in all material respects with all federal and state laws respecting employment and employment terms, conditions and practices;

              (v) Each Borrower possesses, and shall continue to possess, adequate licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, tradestyles and tradenames to continue to conduct its business as heretofore conducted by it;

              (w) Except as set forth on EXHIBIT F attached hereto and incorporated herein by this reference, Borrowers have not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates any applicable Environmental Law or any license, permit, certificate, approval or similar authorization thereunder and the operations of each Borrower complies in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder;

              (x) Except as set forth on EXHIBIT F attached hereto, there has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other person nor is any pending or to the best of any Borrower's knowledge threatened, with respect to any non-compliance with or violation of the requirements of any Environmental Law by any Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects any Borrower or its business, operations or assets or any properties at which any Borrower has transported, stored or disposed of any Hazardous Materials;

              (y) Except as set forth on EXHIBIT F attached hereto, no Borrower has any material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials; and

              (z) Each Borrower has all licenses, permits, certificates, approvals or similar authorizations required to be obtained or filed in connection with the operations of such

Borrower under any Environmental Law and all of such licenses, permits, certificates, approvals or similar authorizations are valid and in full force and effect.

Borrowers represent, warrant and covenant to Lender that all representations, warranties and covenants of Borrowers contained in this Agreement (whether appearing in SECTIONS 11 or 12 hereof or elsewhere) shall be true at the time of Borrowers' execution of this Agreement, shall survive the execution, delivery and acceptance hereof by the parties hereto and the closing of the transactions described herein or related hereto, shall remain true until the repayment in full of all of the Liabilities and termination of this Agreement, and shall be remade by Borrowers at the time each Loan is made or Letters of Credit issued pursuant to this Agreement.

       12. ADDITIONAL COVENANTS OF BORROWER. Until payment or satisfaction in full of all Liabilities and termination of this Agreement, unless Borrowers obtain Lender's prior written consent waiving or modifying any of Borrowers' covenants hereunder in any specific instance, Borrowers agree as follows:

              (a) Each Borrower shall at all times keep accurate and complete books, records and accounts with respect to all of such Borrower's business activities, in accordance with sound accounting practices and generally accepted accounting principles consistently applied, and shall keep such books, records and accounts, and any copies thereof, only at the addresses indicated for such purpose on EXHIBIT B;

              (b) Each Borrower agrees to deliver to Lender the following financial information, all of which shall be prepared in accordance with generally accepted accounting principles consistently applied: (i) no later than twenty-five (25) days after each calendar month, copies of internally prepared financial statements, including without limitation balance sheets and statements of income and retained earnings of such Borrower, certified by the chief financial officer or other officer of such Borrower approved by Lender;
(ii) no later than ninety (90) days after the end of such Borrower's fiscal years, annual financial statements certified by independent certified public accountants selected by such Borrower and satisfactory to Lender, which financial statements shall be accompanied by consolidating business projections prepared by such Borrower for the following fiscal year; and (iii) such other financial information as Lender shall reasonably request. Borrowers shall use their best efforts to obtain a letter from the foregoing accountants which acknowledges that such accountants are aware that Lender is relying upon the foregoing financial statements in connection with the exercise of its rights hereunder;

              (c) Each Borrower shall promptly advise Lender in writing of any material adverse change in the business, assets or condition, financial or otherwise, of any Borrower, the occurrence of any Event of Default hereunder or the occurrence of any event which, if uncured, will become an Event of Default hereunder after notice or lapse of time (or both);

              (d) Lender, or any Persons designated by it, shall have the right, upon reasonable notice prior to the occurrence of an Event of Default and at any time thereafter, to call at Borrowers' places of business at any reasonable times, and, without hindrance or delay, to inspect the Collateral and to inspect, audit, check and make extracts from Borrowers' books, records, journals, orders, receipts and any correspondence and other data relating to Borrowers' businesses, the Collateral or any transactions between the parties hereto, and shall have the right to make such verification concerning Borrowers' businesses as Lender may consider reasonable under the circumstances. Each Borrower shall furnish to Lender such information relevant to Lender's rights under this Agreement as Lender shall at any time and from time to time request. Each Borrower authorizes Lender to discuss the affairs, finances and business of such Borrower with any officers, employees or directors of such Borrower or with any Affiliate or the officers, employees or directors of any Affiliate, and to discuss the financial condition of such Borrower with such Borrower's independent public accountants. Any such discussions shall be without liability to Lender or to such Borrower's independent public accountants. Borrowers shall pay to Lender the fees and out-of-pocket expenses incurred by Lender and described in SECTION 3(E) of this Agreement, and all of such fees and expenses shall constitute Loans hereunder, payable on demand and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder;

              (e)    Borrowers shall:

                     (i) keep the Collateral properly housed and shall keep the Collateral insured for the full insurable value thereof against loss or damage by fire, theft, explosion, sprinklers, collision (in the case of motor vehicles) and such other risks as are customarily insured against by Persons engaged in businesses similar to that of Borrowers with such companies, in such amounts and under policies in such form as shall be satisfactory to Lender. At the request of Lender, original (or certified) copies of such policies of insurance shall be delivered to Lender, together with evidence of payment of all premiums therefor, and shall contain an endorsement, in form and substance acceptable to Lender, showing loss under such insurance policies payable to Lender. Such endorsement, or an independent instrument furnished to Lender, shall provide that the insurance company shall give Lender at least thirty (30) days written notice before any such policy of insurance is altered or cancelled and that no act, whether willful or negligent, or default of any Borrower or any other Person shall affect the right of Lender to recover under such policy of insurance in case of loss or damage. Borrowers hereby direct all insurers under such policies of insurance to pay all proceeds payable thereunder directly to
Lender and all proceeds received by Lender may be applied to the Liabilities in such order and manner as Lender shall determine. Borrowers irrevocably, make, constitute and appoint Lender (and all officers, employees or agents designated by Lender) as Borrowers' true and lawful attorney (and agent-in-fact) for the purpose of making, settling and adjusting claims under such policies of insurance (upon and following the occurrence of an Event of Default hereunder), endorsing the names of Borrowers on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance, and making all determinations and decisions with respect to such policies of insurance (upon and following the occurrence of an Event of Default hereunder); and

                     (ii) maintain, at its expense, such public liability and third party property damage insurance as is customary for Persons engaged in businesses similar to that of Borrowers with such companies and in such amounts, with such deductibles and under policies in such form as shall be satisfactory to Lender and, at the request of Lender, original (or certified) copies of such policies shall be delivered to Lender, together with evidence of payment of all premiums therefor; each such policy shall contain an endorsement showing Lender as additional insured thereunder and providing that the insurance company shall give Lender at least thirty (30) days written notice before any such policy shall be altered or cancelled.

       If Borrowers at any time or times hereafter shall fail to obtain or maintain any of the policies of insurance required above or to pay any premium in whole or in part relating thereto, then Lender, without waiving or releasing any obligation or default by Borrowers hereunder, may (but shall be under no obligation to) obtain and maintain such policies of insurance and pay such premiums and take such other actions with respect thereto as Lender deems advisable. All sums disbursed by Lender in connection with any such actions, including without limitation court costs, expenses, other charges relating thereto and reasonable attorneys' fees, shall constitute Loans hereunder and shall be payable on demand by Borrowers to Lender and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder;

              (f) No Borrower shall use its property, or any part thereof, in any unlawful business or for any unlawful purpose or use or maintain any of its property in any manner that does or could result in material damage to the environment or a violation of any applicable environmental laws, rules or regulations; shall keep its property in good condition, repair and order;

              (g) Each Borrower shall permit Lender to examine any of its or any other Borrower's property at any time [subject to the restrictions set forth in subsection (d) above]; shall not permit its property, or any part thereof, to be levied upon under execution, attachment, distraint or other legal process; shall not grant a security interest in or suffer to exist a lien on any of its property except for the Permitted Liens; shall not sell, lease, transfer or otherwise dispose of any of its property except for the sale of Inventory in the ordinary course of its business; and shall not secrete or abandon any of its or any other Borrower's property, or remove or permit removal of any of its property from any of the locations listed on EXHIBIT B or in any written notice to Lender pursuant to SECTION 10(B) hereof, except for the removal of Inventory sold in the ordinary course of such Borrower's business;

              (h) All monies and other property obtained by any Borrower from Lender pursuant to this Agreement will be used solely for the business purposes of such Borrower;

              (i) Each Borrower shall, at the request of Lender, indicate on its records concerning the Collateral a notation, in form satisfactory to Lender, of the security interest of Lender hereunder, and such Borrower shall not maintain duplicates or copies of such records at any address other than such Borrower's principal place of business set forth on the first page of this Agreement;

              (j) Each Borrower shall file all required tax returns and pay all of its taxes when due, including without limitation taxes imposed by federal, state or municipal agencies, and shall cause any liens for taxes to be promptly released; provided, that such Borrower shall have the right to contest the payment of such taxes in good faith by appropriate proceedings so long as:
(i) the amount so contested is shown on such Borrower's financial statements,
(ii) the contesting of any such payment does not give rise to a lien for taxes,
(iii) such Borrower keeps on deposit with Lender (such deposit to be held without interest) an amount of money which, in the sole judgment of Lender, is sufficient to pay such taxes and any interest or penalties that may accrue thereon, and (iv) if such Borrower fails to prosecute such contest with reasonable diligence, Lender may apply the money so deposited in payment of such taxes. If such Borrower fails to pay any such taxes and in the absence of any such contest by such Borrower, Lender may (but shall be under no obligation to) advance and pay any sums required to pay any such taxes and/or to secure the release of any lien therefor, and any sums so advanced by Lender shall constitute Loans hereunder, shall be payable by such Borrower to Lender on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder;

              (k) No Borrower shall assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except: (i) by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business, and (ii) for guarantees of Affiliate obligations consented to by Lender which consent shall be granted or denied by Lender acting in good faith;

              (l) Except for The Coastal Corporation's acquisition of up to fifty percent (50%) of Westec Denver, Inc. stock and the acquisition of assets permitted in SECTION 11(p) of this Agreement, no Borrower shall permit any change in its ownership or control or engage in any merger or acquisition without obtaining the prior written consent of Lender which consent may be withheld by Lender acting in good faith;

              (m) Borrowers shall not declare or pay any dividend or other distribution (whether in cash or in kind) on any class of their stock unless no Event of Default has occurred or would be caused by such dividend or distribution and Borrowers' dividends and distributions for any fiscal year do not exceed fifty percent (50%) of Portfield's net income as reported on the audited financial statement for such fiscal year;

              (n) Each Borrower shall: (i) keep in full force and effect any and all Plans which may, from time to time, come into existence under ERISA, unless such Plans can be terminated without liability to such Borrower; (ii) make contributions to all of the Plans in a timely manner and in a sufficient amount to comply with the requirements of ERISA; (iii) comply with all material requirements of ERISA which relate to Plans (including without limitation the minimum funding standards of Section 302 of ERISA); and (iv) notify Lender immediately upon receipt by such Borrower of any notice of the institution of any proceeding or other action which may result in the termination of any Plans;

              (o) No Borrower shall amend its organizational documents or change its fiscal year (which shall end on February 28th or 29th of each year);

              (p) Each Borrower shall, at all times, comply in all material respects with all laws, rules, regulations, licenses, permits, approvals and orders applicable to it and duly observe all requirements of any Federal, State or local governmental authority, including, without limitation, the Employee Retirement Security Act of 1974, as amended, the Occupational Safety and Hazard Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, and all statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including, without limitation, all of the Environmental Laws;

              (q) Each Borrower shall establish and maintain, at its expense, a system to assure and monitor its continued material compliance with all Environmental Laws in all of its operations, which system shall include annual reviews of such compliance by employees or agents of such Borrower who are familiar with the `requirements of the Environmental Laws. Copies of all environmental surveys, audits, assessments, feasibility studies and results of remedial investigations shall be promptly furnished, or caused to be furnished, by Borrowers to Lender. Each Borrower shall take prompt and appropriate action to respond to any non-compliance with any of the Environmental Laws and shall regularly report to Lender on such response.

              (r) Each Borrower shall give both oral and written notice to Lender immediately upon such Borrower's receipt of any notice of, or such Borrower's otherwise obtaining knowledge of any of the following events involving a liability or exposure equal to or exceeding $200,000.00 in the aggregate: (i) the occurrence of any event involving the release, spill or discharge, threatened or actual, of any Hazardous Material; (ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any non-compliance with or violation of any Environmental Law by any Borrower or (B) the release, spill or discharge, threatened or actual, of any Hazardous Material or (C) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or (D) any other environmental, health or safety matter, which affects any Borrower or its business, operations or assets or any properties at which any Borrower transported, stored or disposed of any Hazardous Materials;

              (s) Without limiting the generality of the foregoing, whenever Lender reasonably determines that there is material non-compliance, or any condition which requires any action by or on behalf of any Borrower in order to avoid any material non-compliance, with any Environmental Law, such Borrower shall, at Lender's request and such Borrower's expense: (i) cause an independent environmental engineer acceptable to Lender to conduct such tests of the site where any Borrower's non-compliance or alleged non-compliance with such Environmental Laws has occurred as to such non-compliance and prepare and deliver to Lender a report as to such non-compliance setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to Lender a supplemental report of such engineer whenever the scope of such non-compliance, or such Borrower's response thereto or the estimated costs thereof, shall change in any material respect;

              (t) Borrowers shall indemnify and hold harmless Lender, its directors, officers, employees, agents, invitees, representatives, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, and expenses (including attorneys' fees and legal expenses) directly or indirectly arising out of or attributable to the use, generation, manufacture, reproduction, storage, release, threatened release, spill, discharge, disposal or presence of a Hazardous Material, including, without limitation, the costs of any required or necessary repair, cleanup or other remedial work with respect to any property of any Borrower and the preparation and implementation of any closure, remedial or other required plans. All representations, warranties, covenants and indemnifications in this Section shall survive the payment of the Obligations and the termination or non-renewal of this Agreement;

              (u) Borrowers shall reimburse Lender for all reasonable costs and expenses, including without limitation legal expenses and reasonable attorneys' fees, incurred by Lender in connection with documentation and consummation of this transaction and any other transactions between Borrowers and Lender, including without limitation Uniform Commercial Code and other public record searches, lien filings, Federal Express or similar express or messenger delivery, appraisal costs, surveys, title insurance, engineering reports and inspections, and environmental audit or review costs, and in seeking to administer, collect, protect or enforce any rights in or to the Collateral or incurred by Lender in seeking to collect any Liabilities and to administer, participate, assign and/or enforce any of Lender's rights under this Agreement and the Other Agreements. All such costs, expenses and charges shall constitute Loans hereunder, shall be payable by Borrowers to Lender on demand, and, until paid, shall bear interest at the highest rate then applicable to Loans hereunder;

              (v) Borrowers shall not incur more than $3,500,000.00 in capital expenditures (excluding expenditures incurred as a result of Borrowers' acquisition of the assets of another business) during the first fiscal year of this Agreement, more than $5,500,000.00 in capital expenditures (excluding expenditures incurred as a result of Borrowers' acquisition of the assets of another business) during the first two years of this Agreement, more than $7,500,000.00 in capital expenditures (excluding expenditures incurred as a result of Borrowers' acquisition of the assets of another business) during the first three years of this Agreement, or more than an amount deemed acceptable to Lender acting in good faith during any extended term (if any) of this Agreement. Borrowers shall provide Lender with a written report of their capital expenditures on a monthly basis during the term of this Agreement.
Such report shall be in a form acceptable to Lender acting in good faith;

              (w) Borrowers shall not permit the ratio of their total liabilities calculated in accordance with generally accepted accounting principles (except for debt subordinated to the Liabilities pursuant to a written agreement in a form acceptable to Lender acting in good faith) to total Net Worth to exceed the following amounts at any time during the term of this
Agreement:

       First Fiscal Year:          4.75:1.0
       Second Fiscal Year:         4.75:1.0
       Third Fiscal Year:          4.75:1.0
       Subsequent Fiscal

       Years (if any):             To be determined by Borrowers and Lender
                                   acting in good faith, provided,
                                   however, that if Borrowers and
                                   Lender are unable to reach an
                                   agreement, the ratio for the
                                   subsequent fiscal year shall be the
                                   ratio used for the immediately
                                   preceding fiscal year

Borrowers shall provide Lender with a written report of their ratio of total liabilities to total Net Worth on a monthly basis during the term of this Agreement. Such report shall be in a form acceptable to Lender acting in good faith; and

              (x) Borrowers shall not permit their ratio of cumulative earnings (exclusive of any extraordinary income, non-operating gains, loss carryforwards, or gains due to changes in accounting) before taxes, depreciation and amortization for the four (4) most recent fiscal quarters less any cash income taxes paid during the applicable period to the sum of (i) Borrowers' consolidated interest expense (including, without limitation, imputed interest expense on capitalized leases) and (ii) the current maturities of Borrowers' long-term indebtedness for the applicable period (all of the foregoing determined in accordance with generally accepted accounting principles) to be less than the following amounts at the end of each fiscal quarter during the term of this Agreement:

       Quarters ending between August
       31, 1995 and February 29, 1996:  1.10:1.0
       Quarters ending between May
       31, 1996 and August 31, 1998:    1.25:1.0
       Subsequent quarters (if any):    To be determined by
                                        Borrowers and Lender
                                        acting in good faith,
                                        provided, however, that
                                        if Borrowers and Lender
                                        are unable to reach an
                                        agreement, the ratio
                                        for the subsequent
                                        quarter year shall be
                                        the ratio used for the
                                        immediately preceding
                                        quarter year

Borrowers shall provide Lender with a written report of their ratio of cumulative earnings for the four (4) most recent fiscal quarters (exclusive of any extraordinary income, non-operating gains, loss carryforwards, or gains due to changes in accounting) before taxes, depreciation and accruals less any cash income taxes paid during the applicable period to the sum of (i) Borrowers' consolidated interest expense (including, without limitation, imputed interest expense on capitalized leases) and (ii) the current maturities of Borrower's long-term indebtedness for the applicable period (all of the foregoing determined in accordance with generally accepted accounting principles) on a quarterly basis during the term of this

Agreement. Such report shall be in a form acceptable to Lender acting in good faith.

       13. DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" by Borrowers hereunder:

              (a) the failure of any Obligor to pay when due any of the Liabilities;

              (b) the failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under this Agreement or any of the Other Agreements provided, however, that an Event of Default shall not be deemed to have occurred under SECTION 12(w) of this Agreement unless Borrowers have failed to maintain the ratios set forth therein for at least five (5) days from the date on which the Borrowers provided or should have provided to Lender the written report described in
SECTION 12(w);

              (c) the failure of any Obligor to perform, keep or observe any of the covenants, conditions, promises, agreements or obligations of such Obligor under any other agreement with any Person if such failure may have a material adverse effect on such Obligor's business property, assets, operations or condition, financial or otherwise;

              (d) the making or furnishing by any Obligor to Lender of any representation, warranty, certificate, schedule, report or other communication within or in connection with this Agreement or the Other Agreements or in connection with any other agreement between such Obligor and Lender, which is untrue or misleading in any respect;

              (e) the making or any attempt to make any levy, seizure or attachment of any Borrower's property or any part thereof possessing a fair market value of $25,000.00 or more in the aggregate;

              (f) the commencement of any proceedings in bankruptcy by or against any Obligor or for the liquidation or reorganization of any Obligor, or alleging that such Obligor is insolvent or unable to pay its debts as they mature, or for the readjustment or arrangement of any Obligor's debts, whether under the United States Bankruptcy Code or under any other law, whether state or federal, now or hereafter existing for the relief of debtors, or the commencement of any analogous statutory or non-statutory proceedings involving any Obligor; provided, however, that if such commencement of proceedings against such Obligor is involuntary and such Obligor is contesting such proceedings in good faith, such action shall not constitute an Event of Default unless such proceedings are not dismissed within thirty (30) days after the commencement of such proceedings;

              (g) the appointment of a receiver or trustee for any Obligor, for any of the Collateral or for any substantial part of any Obligor's assets or the institution of any proceedings for the dissolution, or the full or partial liquidation, of any Obligor which is a corporation or a partnership; provided, however, that if such appointment or commencement of proceedings against such Obligor is involuntary and such Obligor is contesting such proceedings in good faith, such action shall not constitute an Event of Default unless such appointment is not revoked or such proceedings are not dismissed within thirty (30) days after the commencement of such proceedings;

              (h) the entry of any judgments or orders against any Obligor which equal or exceed $150,000.00 in the aggregate and which remain unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution;

              (i) the death of any Obligor who is a natural Person or the dissolution of any Obligor which is a partnership or corporation;

              (j) the occurrence of a change of control, direct or indirect, of any Borrower except as set forth in SECTION 12(l) of this Agreement;

              (k) the occurrence of an event of default under, or the revocation or termination of, any agreement, instrument or document executed and delivered by any Person to Lender pursuant to which such Person has guaranteed to Lender the payment of all or any of the Liabilities or has granted Lender a security interest in or lien upon some or all of such Person's real and/or personal property to secure the payment of all or any of the Liabilities;

              (l) the institution in any court of a criminal proceeding against any Obligor, or the indictment of any Obligor for any crime; or

              (m) Lender shall feel insecure in good faith for any reason whatsoever, including without limitation fear of removal or waste of the Collateral, or any part thereof.

       14.    REMEDIES UPON AN EVENT OF DEFAULT.

              (a) Without limiting Lender's right to demand payment of the Liabilities at any time, upon the Termination Date or the occurrence of an Event of Default described in SECTION 13(f) hereof, all of the Liabilities shall immediately and automatically become due and payable, without notice of any kind and upon the occurrence of any other Event of Default, all Liabilities may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

              (b) Upon the Termination Date or the occurrence of an Event of Default, Lender may exercise from time to time any rights and remedies available to it under the Uniform Commercial Code and any other applicable law in addition to, and not in lieu of, any rights and remedies expressly granted in this Agreement or in any of the Other Agreements and all of Lender's rights and remedies shall be cumulative and non-exclusive to the extent permitted by law. In particular, but not by way of limitation of the foregoing, Lender may, without notice, demand or legal process of any kind, take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter into any Borrower's premises where any of the Collateral may be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Lender shall have the right to store the same at any Borrower's premises without cost to Lender. At Lender's request, Borrowers shall, at Borrowers' expense, assemble the Collateral and make it available to Lender at one or more places to be designated by Lender and reasonably convenient to Lender and Borrowers. Borrowers recognizes that if Borrowers fail to perform, observe or discharge any of their Liabilities under this Agreement or the Other Agreements, no remedy at law will provide adequate relief to Lender, and agree that Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages. Any notification of intended disposition of any of the Collateral required by law will be deemed reasonably and properly given if given at least ten (10) calendar days before such disposition. Any proceeds of any disposition by Lender of any of the Collateral may be applied by Lender to the payment of expenses in connection with the Collateral, including without limitation legal expenses and reasonable attorneys' fees, and any balance of such proceeds may be applied by Lender toward the payment of such of the Liabilities, and in such order of application, as Lender may from time to time elect, including without limitation to provide cash collateral to secure the Letters of Credit.

       15. INDEMNIFICATION. Borrowers agree to defend (with counsel satisfactory to Lender), protect, indemnify and hold harmless Lender, each Affiliate of Lender, and each of their respective officers, directors, employees, attorneys and agents (each an "Indemnified Party") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature (including without limitation the disbursements and the reasonable fees of counsel for each Indemnified Party in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnified Party shall be designated a party thereto), which may be imposed on, incurred by, or asserted against, any Indemnified Party (whether direct, indirect or consequential and whether based on any federal, state or local laws or regulations, including without limitation securities, environmental and commercial laws and regulations, under common law or in equity, or based on contract or otherwise) in any manner relating to or arising out of this Agreement or any Other Agreement, or any act, event or transaction related or attendant thereto, the making and the management of the Loans or any Letters of Credit, or the use or intended use of the proceeds of the Loans or any Letters of Credit; provided, however, that Borrowers shall not have any obligation hereunder to any Indemnified Party with respect to matters caused by or resulting from the willful misconduct or gross negligence of such Indemnified Party. To the extent that the undertaking to indemnify set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, Borrowers shall satisfy such undertaking to the maximum extent permitted by applicable law. Any liability, obligation, loss, damage, penalty, cost or expense covered by this indemnity shall be paid to each Indemnified Party on demand, and, failing prompt payment, shall, together with interest thereon at the highest rate then applicable to Loans hereunder from the date incurred by each Indemnified Party until paid by Borrowers, be added to the Liabilities of Borrowers and be secured by the Collateral. The provisions of this Section shall survive the satisfaction and payment of the other Liabilities and the termination of this Agreement.

       16. NOTICE. All written notices and other written communications with respect to this Agreement shall be sent by ordinary, certified or overnight mail, by telecopy or delivered in person, and in the case of Lender shall be sent to it at 1200 17th Street, Suite 2760, Denver, Colorado 80202,
Attention: William N. Tsiouvaras, and in the case of Borrower shall be sent to it at its principal place of business set forth on the first page of this Agreement, Attention: Keith R. Holder.

       17. CHOICE OF GOVERNING LAW; CONSTRUCTION; FORUM SELECTION. This Agreement and the Other Agreements are submitted by Borrowers to Lender for Lender's acceptance or rejection at Lender's principal place of business as an offer by Borrowers to borrow monies from Lender now and from time to time hereafter, and shall not be binding upon Lender or become effective until accepted by Lender, in writing, at said place of business. If so accepted by Lender, this Agreement and the Other Agreements shall be deemed to have been made at said place of business. THIS AGREEMENT AND THE OTHER AGREEMENTS SHALL BE GOVERNED AND CONTROLLED BY THE INTERNAL LAWS OF THE STATE OF COLORADO AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT, AND IN ALL OTHER RESPECTS, INCLUDING WITHOUT LIMITATION THE LEGALITY OF THE INTEREST RATE AND OTHER CHARGES, BUT EXCLUDING PERFECTION OF THE SECURITY INTERESTS IN THE COLLATERAL, WHICH SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE RELEVANT JURISDICTION. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or remaining provisions of this Agreement.

              To induce Lender to accept this Agreement, Borrowers irrevocably agree that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY AND COUNTY OF DENVER, STATE OF COLORADO. BORROWERS HEREBY CONSENT AND SUBMIT TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURTS LOCATED WITHIN SAID CITY AND STATE. BORROWERS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWERS BY LENDER IN ACCORDANCE WITH THIS SECTION.

       18. PARTICIPATION; ASSIGNMENT. Lender shall have the right to assign all or any of its rights under this Agreement and the Other Agreements, and/or to offer participation interests therein, to any Affiliate or Subsidiary of Lender, without the consent of Borrowers and, if an Event of Default has occurred under this Agreement, to any non-Affiliate or non-Subsidiary of Lender, without the consent of Borrowers. In addition, if the Maximum Credit exceeds $12,000,000.00, Lender shall have the right to assign all or any of its rights under this Agreement and the Other Agreements, and/or to offer participation interests therein, to any non-Affiliate or non-Subsidiary of Lender, without the consent of Borrowers; provided, however, that upon the consummation of such assignment or participation, Borrowers shall be entitled to terminate this Agreement without the payment of any fees described in
SECTION 3(e) so long as no Event of Default has occurred under this Agreement and such termination, the full satisfaction of the Liabilities, and the provision of the release described in SECTION 10 are completed within one hundred and eighty days (180) from the earlier of the consummation or the giving of notice to Borrowers of such assignment or participation. In the event of any assignment or participation, Borrowers shall execute such agreements, instruments and documents as Lender shall request in connection therewith, including without limitation agreements, instruments and documents in favor of each assignee and participant.

       19. MODIFICATION AND BENEFIT OF AGREEMENT. This Agreement and the Other Agreements may not be modified, altered or amended except by an agreement in writing signed by Borrowers and Lender. Borrowers may not sell, assign or transfer this Agreement, or the Other Agreements or any portion thereof, including without limitation Borrowers' rights, titles, interest, remedies, powers or duties thereunder.

       20. HEADINGS OF SUBDIVISIONS. The headings of subdivisions in this Agreement are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Agreement.

       21. POWER OF ATTORNEY. Borrowers acknowledge and agree that their appointment of Lender as their attorney and agent-in-fact for the purposes specified in this Agreement is an appointment coupled with an interest and shall be irrevocable until all of the Liabilities are paid in full and this Agreement is terminated.

           22.    WAIVER OF JURY TRIAL; OTHER WAIVERS; MISCELLANEOUS.

              (a     BORROWERS HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY
ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, ANY OF THE OTHER AGREEMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWERS OR LENDER OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWERS AND LENDER. IN NO EVENT SHALL LENDER BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

              (b     Borrowers hereby waive demand, presentment, protest and
notice of nonpayment, and further waive the benefit of all valuation, appraisal and exemption laws.

              (c     BORROWERS HEREBY WAIVE ALL RIGHTS TO NOTICE AND HEARING OF
ANY KIND PRIOR TO THE EXERCISE BY LENDER OF ITS RIGHTS TO REPOSSESS THE COLLATERAL OF BORROWERS WITHOUT JUDICIAL PROCESS OR TO REPLEVY, ATTACH OR LEVY UPON SUCH COLLATERAL WITHOUT PRIOR NOTICE OR HEARING.

              (d     Lender's failure, at any time or times hereafter, to
require strict performance by any Borrower of any provision of this Agreement or any of the Other Agreements shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance by such Borrower therewith or to demand strict compliance and performance by any other Borrower therewith at any time. Any suspension or waiver by Lender of an Event of Default under this Agreement or any default under any of the Other Agreements shall not suspend, waive or affect any other Event of Default under this Agreement or any other default under any of the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different kind or character. No delay on the part of Lender in the exercise of any right or remedy under this Agreement or any Other Agreement shall preclude other or further exercise thereof or the exercise of any right or remedy. None of the undertakings, agreements, warranties, covenants and representations of Borrowers contained in this Agreement or any of the Other Agreements and no Event of Default under this Agreement or default under any of the Other Agreements shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing, signed by a duly authorized officer of Lender and directed to Borrowers specifying such suspension or waiver.

              (e     Whenever this Agreement refers to "Borrowers'"
representations, warranties, covenants, indebtedness, liabilities, obligations, and assets as opposed to those of any "Borrower", such representations, warranties, covenants, indebtedness, liabilities and obligations shall be joint and several in nature and such assets shall include Borrowers' jointly and severally-owned assets.



BORROWER:                                     LENDER:

PORTFIELD INVESTMENTS, INC.                   NATIONAL CANADA FINANCE CORP.

By:                                           By:
   -----------------------------                  ------------------------------
Title:                                        Title: Vice President
      --------------------------

WESCOURT GROUP, INC.                          By:
                                                 -------------------------------
                                              Title:
                                                    ----------------------------
By:
   -----------------------------
Title:
      --------------------------



WESCOURT DISTRIBUTING, INC.


By:
   -----------------------------
Title:
      --------------------------

WESFRAC, INC.

By:
   -----------------------------
Title:
      --------------------------

WESTEC DENVER, INC.


By:
   -----------------------------
Title:
      --------------------------


PETRO-MARK CORP. UTAH


By:
   -----------------------------
Title:
      --------------------------

WESCOURT ENVIRONMENTAL, INC.

By:
   ---------------------------
Title:
      ------------------------


PETRO-MARK CORP.


By:
   ---------------------------
Title:
      ------------------------



PETRO-MARK CORP., MONTROSE, INC.


By:
   ---------------------------
Title:
      ------------------------
WESTEC FRUITA, INC.


By:
   ---------------------------
Title:
      ------------------------


MONTROSE PROPANE, INC.

By:
   ---------------------------
Title:
      ------------------------

GRAND MESA TEXACO, INC.


By:
   ---------------------------
Title:
      ------------------------

FRUITA INVESTMENTS, INC.


By:
   ---------------------------
Title:
      ------------------------

FRUITA MARKETING & MANAGEMENT, INC.


By:
   --------------------------------

Title:
      -----------------------------


FRUITA RP HOLDING, INC.


By:
   --------------------------------

Title:
      -----------------------------

                                   EXHIBIT A


                                Permitted Liens


1.     CASTROL NORTH AMERICA AUTOMOTIVE, INC.

       Petro Mark Corp. Utah, Inc. ("PMCU") and Castrol, Inc. ("Castrol") have entered into a Distributor Loaned Equipment Program Agreement dated July 20, 1995 for participation by the PMCU in Castrol's Distributor LEAD Program.

       Pursuant to the Distributor Loaned Equipment Program Agreement, Castrol shall finance certain lube bay equipment for PMCU and shall be granted a security interest in such lube bay equipment to secure the amounts owing by PMCU to Castrol in connection with the purchase of those goods.

       Copies of the relevant documents shall be provided to Lender in prompt manner.

2.     TAL FINANCIAL CORPORATION, INC.

       During October 1995, Wesfrac, Inc. ("Wesfrac") and Petro-Mark Corp. ("PMC") intend to enter into a five year operating lease agreement with TAL Financial Corporation, Inc. for the following equipment:

              Two (2) Bobtail vehicles (PMC)
              One (1) Merichem light oil sweetening unit located at 1493 Highway 6 & 50, Fruita, CO - (Wesfrac)
              One (1) Butane splitter (currently under construction at 1629 21 Road, Grand Junction, CO) - (Wesfrac)

       Copies of the relevant documents shall be provided to Lender in a prompt manner.

                                   EXHIBIT B


          Chief Executive Office, Other Offices, Places of Business and Post
                                Office Boxes


Chief Executive Offices
and Chief Place of
Business:                               1493 Highway 6 and 50 Fruita,
                                        Colorado 81521

Other Offices and Places
of Business:                            2380 Hancock Expressway
                                        Colorado Springs, Colorado 80910

                                        6401 East 80th Avenue
                                        Dupont, Colorado 80024

                                        1451 21 Road
                                        Grand Junction, Colorado 81505

                                        501 North Townsend
                                        Montrose, Colorado 81401

                                        400 South Santa Fe Avenue
                                        Pueblo, Colorado 81003

                                        350 West D Street
                                        Pueblo, Colorado 81003

                                        701 East Elm
                                        Trinidad, Colorado 81082

                                        501 S. 9th Street
                                        Canon City, Colorado 81212

                                        1901 South 300 West
                                        Salt Lake City, Utah 84115


Owner:                                     Post Office Box
-----                                      ---------------

Petro Mark Corp.                        P.O. Box 0493
                                        Pueblo, CO 81003

Westec Denver, Inc.                     P.O. Box 155
                                        Dupont, CO 80024

Petro Mark Corp., Utah                  P.O. Box 27047
                                        Salt Lake City, UT 84127

Petro Mark Corp.                        P.O. Box 336
                                        Trinidad, CO 81082

Petro Mark Corp.                   P.O. Box 670
                                   Canon City, CO 81212

                                   EXHIBIT C



                             Former Corporate Names
                             ----------------------

Former Name:                                      Present Company:
-----------                                       ---------------

Westec Salt Lake City, Inc.                    Petro Mark Corp., Utah

Westec Operating Company, Inc.                 Petro Mark Corp.

Burnet Oil Co., Inc.                           Petro Mark Corp., Montrose, Inc.

Charterhall Trading, Inc.                      Wescourt Distributing, Inc.

Charterhall Refining and                       Wescourt Group, Inc.
Marketing, Inc.


       Wescourt Group, Inc. also possesses a subsidiary, Wescourt Petroleum, Inc., at the present time. However, such subsidiary possesses no assets, is the process of being dissolved, and shall be dissolved in a prompt manner. The Borrowers shall provide Lender with written evidence of the dissolution of Wescourt Petroleum, Inc. in a prompt manner.



                                  Trade Names

       _____________________ possesses the registered trademark "Green
Gasoline."

                                   EXHIBIT D



                             Permitted Indebtedness


1. Petro-Mark Corp., Utah fka Westec Salt Lake City, Inc. executed and delivered to Triton Fuel Group, Inc. a promissory note in the original principal amount of $1,075,000.00 on or about October 1, 1994. The principal balance on the promissory note accrues simple interest at the rate of 7% per annum. The promissory note is payable in 33 monthly installments of $17,102.00 each followed by 42 monthly installments of $11,455.00 each with the unpaid balance due and payable on February 1, 2001.

       The promissory note is unsecured and subordinated to the payment of the debt of Petro Mark Corp, Utah to any third parties. The promissory note permits prepayments without penalties of any kind.

2. Wescourt Group, Inc. executed and delivered to Triton Fuel Group, Inc. a promissory note in the original principal amount of $135,000 on or about October 1, 1994. The principal balance on the promissory note accrues simple interest at the rate of 7% per annum. The promissory note is payable in 32 monthly installments of $4,500.00 each followed by a final payment of $4,832.55 due and payable on July 1, 1997.

       The promissory note is unsecured and subordinated to the payment of the debt of Wescourt Group, Inc. to any third parties. The promissory note permits prepayments without penalties of any kind.

3. Petro-Mark Corp. executed and delivered to Simpson Oil Company and Star Oil Company a promissory note in the original principal amount of $115,703.29 on or about October 1, 1994. The principal balance on the promissory note accrues simple interest at the rate of 8% per annum. The promissory note is payable in quarterly installments of $10,700.00 each with the unpaid balance due and payable on October 1, 1999.

       The promissory note is unsecured.

                                   EXHIBIT E


                         Shareholders and Subsidiaries


       Portfield Investments, Inc. is owned by Petroleum Holding, Ltd. (60%) and Keith R. Holder (40%).

       Portfield Investments, Inc. is the sole shareholder of Wescourt Group, Inc. and Wescourt Distributing, Inc.

       Wescourt Group, Inc. is the sole shareholder of Wesfrac, Inc., Westec Denver, Inc., Petro-Mark Corp., Utah, Wescourt Environmental, Inc., Petro-Mark
Corp., Petro Mark Corp., Montrose, Inc. and Westec Fruita, Inc.        Wescourt
Group, Inc. also possesses a subsidiary, Wescourt Petroleum, Inc., at the present time. However, such subsidiary possesses no assets, is the process of being dissolved, and shall be dissolved in a prompt manner. The Borrowers shall provide Lender with written evidence of the dissolution of Wescourt Petroleum, Inc. in a prompt manner.

       Petro Mark Corp., Montrose, Inc. is the sole shareholder of Montrose Propane, Inc. and Grand Mesa Texaco, Inc..

       Montrose Propane, Inc. is the sole shareholder of Fruita Investments, Inc. and Fruita Marketing & Management, Inc.

       Grand Mesa Texaco, Inc. is the sole shareholder of Fruita RP Holding,
Inc.

       NOTE: Westec Denver, Inc., Coastal Mart, Inc. and Coastal Refining, Inc. (collectively "Coastal") entered into an operating agreement on April 5, 1995. The operating agreement provides for Coastal to purchase 50% (fifty percent) of Westec Denver, Inc.'s common stock on or after April 5, 2000.

                                   EXHIBIT F


                             Environmental Problems


1. Borrowers have not generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates any applicable Environmental Law or any license, permit, certificate, approval or similar authorization thereunder (and would render Borrowers or any of them liable for damages and penalties in the amount of $200,000.00 or more in the aggregate) and the operations of each Borrower complies in all material respects with all Environmental Laws and all licenses, permits, certificates, approvals and similar authorizations thereunder.

2. There has been no investigation, proceeding, complaint, order, directive, claim, citation or notice by any governmental authority or any other person nor is any pending or to the best of any Borrower's knowledge threatened, with respect to any non-compliance with or violation of the requirements of any Environmental Law by any Borrower or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials or any other environmental, health or safety matter, which affects any Borrower or its business, operations or assets or any properties at which any Borrower has transported, stored or disposed of any Hazardous Materials and which could render Borrowers or any of them liable for damages and penalties in the amount of $500,000.00 or more in the aggregate.

3. No Borrower has any liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials which could render Borrowers or any of them liable for damages and penalties in the amount of $500,000.00 or more in the aggregate.

4. NOTE: Westec Petroleum, Inc. ("WPI"), which is being dissolved, formerly operated its business at 5300 E. 43rd Street, Denver, Colorado. Such located was leased from Tamko Asphalt Products, Inc. ("Tamko") from December 8, 1988 to March 31, 1994. The site had previously been used by a number of non-related third parties for the unloading and trans-shipping of hydrocarbon fuels including jet fuel.

       In May 1994, Portfield Investments, Inc. received notice from Tamko alleging contamination of the leased premises. Both WPI and Tamko were placed under a Service of Compliance Order and Invitation to Informal Conference by the Colorado Department-Public Health and Environment. The estimated remediation costs for the leased premises could total as much as $50,000 per year for five years.

           FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT AND RELATED
                                   DOCUMENTS


         This First Amendment to Loan and Security Agreement and Related Documents ("First Amendment") is executed by Portfield Investments, Inc., a Colorado corporation, Wescourt Group, Inc., a Delaware corporation, Wescourt Distributing, Inc., a Colorado corporation, Wesfrac, Inc., a Colorado corporation, Westec Denver, Inc., a Colorado corporation, Petro-Mark Corp. Utah, a Colorado corporation, Wescourt Environmental, Inc., a Colorado corporation, Petro-Mark Corp., a Colorado corporation, Petro-Mark Corp., Montrose, Inc., a Colorado corporation, Westec Fruita, Inc., a Delaware corporation, Montrose Propane, Inc., a Colorado corporation, Grand Mesa Texaco, Inc., a Colorado corporation, Fruita Investments, Inc., a Colorado corporation, Fruita Marketing & Management, Inc., a Delaware corporation, and Fruita RP Holding, Inc, a Delaware corporation, all with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521 (collectively "Borrowers") and National Canada Finance Corp., a Delaware corporation ("Lender"), with an address at 1200 17th Street, Suite 2760, Denver, Colorado 80202 for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on this day of October, 1995. Hereinafter, each of the Borrowers may be referred to singularly as a "Borrower."


                                    RECITALS

         A. Borrowers executed and delivered to Lender a Loan and Security Agreement and various related documents (collectively
"Loan Documents") on or about October 5, 1995.

         B. Borrowers and Lender wish to add certain additional terms and conditions to the Loan Documents as set forth in this First Amendment.


                                   AGREEMENTS

         1. The Borrowers, jointly and severally, represent and warrant to and covenant with Lender that: (a) Borrowers are not and have no relationship to the various debtors described in the financing statements, notices of tax liens, and other materials attached hereto as EXHIBIT A and incorporated herein by this reference; (b) The Borrowers contemplated, but did not form, a company to be called "Westec Grand Junction, Inc." and such entity has never existed or been used as a trade name for the Borrowers or any of them; (c) Borrowers have vacated their former business premises located at 1710 West 2600 South, Woods Cross, Utah; (d) Borrowers lease certain real property in Garfield and Teller Counties, Colorado; (e) none of Borrowers' business operations are conducted and none of Borrowers' assets are located at 1710 West 2600 South, Woods Cross, Utah or in Garfield and Teller Counties,

Colorado, as of the date of this First Amendment; (f) Westec Petroleum, Inc. does not and shall not possess any assets or parties possessing a lien or security interest in its former assets (if any) and shall be dissolved within thirty (30) days from the date of this First Amendment; and (g) none of Borrowers' business operations shall be conducted and none of Borrowers' assets shall be located on the properties described in Section 1(c) without Lender being provided with: (i) at least ten (10) days' prior written notice thereof, and (ii) such documents (such as financing statements, landlord waivers, and mortgagee waivers) as Lender may request to provide Lender with a first priority security interest in the assets located on such property.

         2. Notwithstanding anything to the contrary contained in the Loan Documents, Lender shall not be obligated to provide Borrowers with any advances or other financial accommodations of any kind unless no event of default exists under the Loan Documents and Borrowers provide Lender with the following information and materials:

                  a.  AN ENVIRONMENTAL REPORT ON THE BORROWERS' REAL
                  PROPERTY;

                  b.  THE PAYOFF LETTER FROM BANK ONE TEXAS, N.A.;

                  c. THE TERMINATION STATEMENTS FOR THE FINANCING STATEMENTS THAT WERE FILED AGAINST LANDMARK PETROLEUM, INC. AND LANDMARK RESOURCES, INC. PRIOR TO THE
                  BORROWERS' ACQUISITION OF CERTAIN ASSETS BELONGING TO THOSE COMPANIES;

                  d. the confirmation letters and termination statements from Mercantile Bank of Forth Worth AND THE CIT
                  GROUP/CREDIT FINANCE, INC.;

                  e. the correct street address and legal description and a copy of the lease for the Borrowers' premises in Canon City, Colorado, as well as any NECESSARY LANDLORD WAIVERS AND MORTGAGEE WAIVERS FOR THAT PROPERTY;

                  f. any financing statements and termination statements necessary to provide Lender with a first priority security interest in the Borrowers' personal property and fixtures located in Fremont County, Colorado;

                  g. THE REMAINING CERTIFICATES OF TITLE PERTAINING TO THE MOTOR VEHICLES BELONGING TO THE BORROWERS;

                  h. the landlord waivers for the Borrowers' premises in DUPONT, MONTROSE and PUEBLO, Colorado, and SALT LAKE CITY, Utah (provided, however, that Borrowers shall be entitled to provide Lender with the landlord waivers for the Salt Lake City property within 30 days from the date of this First Amendment);



UNION PACIFIC, SOUTHERN PACIFIC, DAUPHIN

                  i. the mortgagee waivers pertaining to all of the Borrowers' premises;

CHASE AND SALT LAKE CITY

                  j. THE REVISED ENDORSEMENT TO THE AMERICAN CREDIT INDEMNITY INSURANCE POLICY AS WELL AS THE DATE-STAMPED LOSS PAYEE FORM AND CONFIRMATION LETTER FROM THAT INSURANCE COMPANY (as well as a copy of any replacement accounts receivable insurance policy and similar loss payee forms and confirmation letters pertaining to such replacement policy);

                  k. THE CERTIFICATES OF INSURANCE AND LOSS PAYABLE ENDORSEMENTS PERTAINING TO THE BORROWERS' CASUALTY AND LIABILITY INSURANCE POLICIES;

                  l. the original life insurance policy and the date-stamped Assignment of Life Insurance Policy as Collateral form and confirmation letter from Principal Mutual Life Insurance Company;

                  m. the Collateral Account Agreements and Lockbox Agreements from the appropriate financial institutions;

                  n.  the revised opinion letter from the Borrowers' counsel;
                  and

                  o. any other materials which Lender may reasonably require in connection with Borrowers' loans.

All of the foregoing appraisals, reports, waivers, and other materials shall be in such form and executed by such parties as may be acceptable to Lender in good faith.

         3. Lender shall be entitled to rely upon faxed or scanned signatures in making advances or for any other purposes in connection with the Borrowers' loans.

         4. Notwithstanding anything to the contrary contained in the Loan Documents, Borrowers shall be entitled to terminate the Loan Documents in the event that Lender has not made an initial advance under the Loan Documents within thirty (30) days from the date of this Agreement. Lender shall provide Borrowers with any termination statements and other documents necessary to release its liens and security interests against Borrowers' assets within sixty
(60) days from such termination date.

         5. This First Amendment shall be governed by the laws of the State of Colorado.

         6. The Loan Documents shall remain in full force and effect except as amended by this Agreement.

         7. This First Amendment and the various documents described herein represent the complete and integrated understanding between the parties pertaining to the subject matter hereof. All prior and contemporaneous understandings and agreements, written or oral,express or implied, shall be of no further force and effect to the extent inconsistent herewith.


BORROWER:                                    LENDER:

PORTFIELD INVESTMENTS, INC.                  NATIONAL CANADA FINANCE CORP.

By:
   ---------------------------               By:
                                                --------------------------
Title:                                       Title: Vice President
      ------------------------

                                             By:
                                                --------------------------
                                             Title: Vice President

WESCOURT GROUP, INC.


By:
   ---------------------------

Title:
      ------------------------


WESCOURT DISTRIBUTING, INC.


By:
   ---------------------------

Title:
      ------------------------

WESFRAC, INC.


By:
   ---------------------------

Title:
      ------------------------

WESTEC DENVER, INC.


By:
   ---------------------------

Title:
      ------------------------

PETRO-MARK CORP. UTAH


By:
   ---------------------------

Title:
      ------------------------

WESCOURT ENVIRONMENTAL, INC.


By:
   ---------------------------

Title:
      ------------------------

PETRO-MARK CORP.


By:
   ---------------------------

Title:
      ------------------------

PETRO-MARK CORP., MONTROSE, INC.


By:
   ---------------------------

Title:
      ------------------------



WESTEC FRUITA, INC.


By:
   ---------------------------

Title:
      ------------------------

MONTROSE PROPANE, INC.


By:
   ---------------------------

Title:
      ------------------------

GRAND MESA TEXACO, INC.


By:
   ---------------------------

Title:
      ------------------------

FRUITA INVESTMENTS, INC.


By:
   ---------------------------

Title:
      ------------------------

FRUITA MARKETING & MANAGEMENT, INC.


By:
   ---------------------------

Title:
      ------------------------

FRUITA RP HOLDING, INC.


By:
   ---------------------------

Title:
      ------------------------

          SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT AND RELATED
                                   DOCUMENTS


         This Second Amendment to Loan and Security Agreement and Related Documents ("Agreement") is executed by Portfield Investments, Inc., a Colorado corporation, Wescourt Group, Inc., a Delaware corporation, Wescourt Distributing, Inc., a Colorado corporation, Wesfrac, Inc., a Colorado corporation, Westec Denver, Inc., a Colorado corporation, Petro-Mark Corp. Utah, a Colorado corporation, Petro-Mark Corp., a Colorado corporation, Petro-Mark Corp., Montrose, Inc., a Colorado corporation, Westec Fruita, Inc., a Delaware corporation, Montrose Propane, Inc., a Colorado corporation, Grand Mesa Texaco, Inc., a Colorado corporation, and Fruita RP Holding, Inc, a Delaware corporation, all with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521 (collectively "Borrowers"), Mesa Environmental, Inc. fka Wescourt Environmental, Inc., a Colorado corporation ("MEI"), Fruita Investments, Inc., a Colorado corporation ("FII"), and Fruita Marketing & Management, Inc., a Delaware corporation ("FMMI"), all with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521, and National Canada Finance Corp., a Delaware corporation ("Lender"), with an address at 1200 17th Street, Suite 2760, Denver, Colorado 80202 for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on this day of August, 1996. Hereinafter, each of the Borrowers may be referred to singularly as a "Borrower."


                                    RECITALS

         A. Borrowers and MEI, FII and FMMI executed and delivered to Lender a Loan and Security Agreement ("Loan and Security Agreement") and various related documents and a First Amendment to Loan and Security Agreement and Related Documents on or about October 6, 1995. Hereinafter, the foregoing documents, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing shall be referred to collectively as the "Loan Documents."

         B. The outstanding principal balance on Borrowers', MEI's, FII's and FMMI's obligations to Lender under the Loan Documents amounted to approximately $6,720,191.71 as of August 23, 1996 and interest and expenses are accruing thereon as set forth in the Loan Documents. None of the principal balance on Borrowers', MEI's, FII's and FMMI's obligations to Lender under the Loan Documents consists of advances to MEI, FII or FMMI based on the accounts or inventory belonging to those parties.

         C. MEI's, FII's and FMMI's assets and liabilities are described in EXHIBIT A attached hereto and incorporated herein by this reference in an accurate and complete manner.

         D. Borrowers and Lender wish to amend the Loan Documents to, among other things, release MEI, FII and FMMI from their obligations as Borrowers under the Loan Documents and to release all of Lender's liens and security interests against MEI's, FII's and FMMI's assets under the Loan Documents.


                                   AGREEMENTS

         1. Borrowers, MEI, FII and FMMI hereby acknowledge and reaffirm the truth and accuracy of all of the foregoing Recitals and the representations and other statements contained in the Loan Documents as of the date of this Agreement.

         2. The second paragraph of Section 2 of the Loan and Security Agreement shall be amended to read:

         The total unpaid principal of all Loans outstanding to the Borrowers and: (i) based upon Eligible Inventory shall not exceed Two Million Dollars ($2,000,000.00) at any time; (ii) and based upon Eligible Existing Equipment and Eligible Acquired Equipment shall not exceed Two Million Dollars ($2,000,000.00) at any time; provided, however, that such limit shall be increased to Four Million Dollars ($4,000,000.00) if the Maximum Credit is increased to and maintained at Nine Million Dollars ($9,000,000.00) or Twelve Million Dollars ($12,000,000.00) in accordance with the terms and conditions set forth in this Agreement; and (iii) and based upon Eligible Purchased Equipment shall not exceed Five Hundred Thousand Dollars ($500,000.00) at any time; provided, however, that such limit shall be increased to One Million Dollars ($1,000,000.00) if the Maximum Credit is increased to and maintained at Nine Million Dollars ($9,000,000.00) or Twelve Million Dollars ($12,000,000.00) in accordance with the terms and conditions set forth in this Agreement.

         3. Borrowers, MEI, FII and FMMI, jointly and severally, represent and warrant to Lender that they have not defaulted upon any of their respective obligations under the Loan Documents.

         4. Based upon the truth and accuracy of the foregoing reaffirmations, representations and warranties and in consideration for the releases and other terms and conditions set forth in this Agreement, Lender hereby releases MEI, FII and FMMI from their respective obligations under the Loan Documents and releases its liens and security interests against MEI's, FII's and FMMI's assets described in EXHIBIT A attached hereto.

         5. BORROWERS, MEI, FII AND FMMI HEREBY WAIVE AND FOREVER DISCHARGE LENDER AND ITS SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS FROM ALL KNOWN AND UNKNOWN, ABSOLUTE AND CONTINGENT, CLAIMS, DEFENSES, SETOFFS, COUNTERCLAIMS, CAUSES OF

ACTION, ACTIONS, SUITS OR OTHER LEGAL PROCEEDINGS OF ANY KIND EXISTING OR ACCRUED AS OF THE DATE OF THIS AGREEMENT.

         6. Notwithstanding the execution of this Agreement, Borrowers shall be jointly and severally liable for the payment and performance of their present and future obligations under the Loan Documents and all of their present and future obligations to Lender under the Loan Documents and otherwise shall continue to be secured by all of Borrowers' present and future personal and real property and other rights and assets of any kind (collectively "Lender Collateral") including, but not limited to, all of Borrowers' present and future accounts, chattel paper, contract rights, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, minerals and the like, and the proceeds and products thereof.

         7. Borrowers, jointly and severally, hereby represent, warrant to and covenant with that Lender's liens, security interests, encumbrances and claims against the Lender Collateral shall continue to be prior and superior to any other liens, security interests, encumbrances or claims of any kind except for those specifically provided otherwise in the Loan Documents.

         8. Borrowers, jointly and severally, shall pay Lender a fee of $5,000.00 upon the execution of this Agreement. In addition, Borrowers, jointly and severally, shall pay all of Lender' attorneys' fees and other expenses incurred in connection with the negotiation, drafting or execution of this Agreement. The amounts described in this paragraph shall be in addition to, and not in lieu of, the interest, fees and other charges owing under the Loan Documents.

         9. The Loan Documents shall remain in full force and effect except as amended by this Agreement.

         10. This Agreement and the various documents described herein represent the complete and integrated understanding between the parties pertaining to the subject matter hereof. All prior and contemporaneous understandings and agreements, written or oral, express or implied, shall be of no further force and effect to the extent inconsistent herewith.

BORROWER:                                 LENDER:

PORTFIELD INVESTMENTS, INC.               NATIONAL CANADA FINANCE CORP.

By:                                       By:
   ----------------------------              ------------------------------
                                             Title: Vice President
Title:
      -------------------------

                                           By:
                                              ------------------------------
                                              Title: Vice President

WESCOURT GROUP, INC.


By:
   ---------------------------
Title:
      ------------------------

WESCOURT DISTRIBUTING, INC.


By:
   ---------------------------
Title:
      ------------------------

WESFRAC, INC.


By:
   ---------------------------
Title:
      ------------------------


WESTEC DENVER, INC.


By:
   ---------------------------
Title:
      ------------------------


PETRO-MARK CORP. UTAH


By:
   ---------------------------
Title:
      ------------------------


PETRO-MARK CORP.


By:
   ---------------------------
Title:
      ------------------------


PETRO-MARK CORP., MONTROSE, INC.


By:
   ---------------------------
Title:
      ------------------------

WESTEC FRUITA, INC.


By:
   ---------------------------

Title:
      ------------------------


MONTROSE PROPANE, INC.


By:
   ---------------------------

Title:
      ------------------------


GRAND MESA TEXACO, INC.


By:
   ---------------------------

Title:
      ------------------------


FRUITA RP HOLDING, INC.


By:
   ---------------------------

Title:
      ------------------------



MESA ENVIRONMENTAL, INC.
fka WESCOURT ENVIRONMENTAL, INC.


By:
   ---------------------------

Title:
      ------------------------


FRUITA INVESTMENTS, INC.


By:
   ---------------------------

Title:
      ------------------------

                                   EXHIBIT A

           THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND RELATED
                                   DOCUMENTS


         This Third Amendment to Loan and Security Agreement and Related Documents ("Agreement") is executed by Portfield Investments, Inc., a Colorado corporation, Wescourt Group, Inc., a Delaware corporation, Wescourt Distributing, Inc., a Colorado corporation, Wesfrac, Inc., a Colorado corporation, Westec Denver, Inc., a Colorado corporation, Petro-Mark Corp. Utah, a Colorado corporation, Petro-Mark Corp., a Colorado corporation, Petro-Mark Corp., Montrose, Inc., a Colorado corporation, Westec Fruita, Inc., a Delaware corporation, Montrose Propane, Inc., a Colorado corporation, Grand Mesa Texaco, Inc., a Colorado corporation, and Fruita RP Holding, Inc, a Delaware corporation, all with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521 (collectively "Borrowers") and National Canada Finance Corp., a Delaware corporation ("Lender") with an address at 1200 17th Street, Suite 2760, Denver, Colorado 80202 for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on this day of November, 1996. Hereinafter, each of the Borrowers may be referred to singularly as a "Borrower."


                                    RECITALS

         A. Borrowers, Mesa Environmental, Inc. fka Wescourt Environmental, Inc., a Colorado corporation ("MEI"), Fruita Investments, Inc., a Colorado corporation ("FII"), and Fruita Marketing & Management, Inc., a Delaware corporation (FMMI"), executed and delivered to Lender a Loan and Security Agreement ("Loan and Security Agreement") and various related documents and a First Amendment to Loan and Security Agreement and Related Documents on or about October 6, 1995 and a Second Amendment to Loan and Security Agreement and Related Documents on or about August 23, 1996. Hereinafter, the foregoing documents, any related loan documents, and any amendments, modifications, replacements or substitutions to any of the foregoing shall be referred to collectively as the "Loan Documents."

         B. Subject to the terms and conditions set forth in the Loan Documents, MEI, FII, and FMMI have been released from their obligations to Lender thereunder.

         C. Borrowers have defaulted upon their obligations to Lender under
Section 12(x) of the Loan and Security Agreement by failing to maintain the ratio set forth therein prior to the quarter ending on May 31, 1996.

         D. The outstanding principal balance on Borrowers' obligations to Lender under the Loan Documents amounted to approximately $7,040,463.93 of November 18, 1996 and interest and expenses are accruing thereon as set forth in the Loan Documents.

         E. Borrowers and Lender wish to amend the Loan Documents, waive the default described in Recital D, and resolve various other issues as set forth in this Agreement.


                                   AGREEMENTS


         1. Borrowers hereby acknowledge and reaffirm the truth and accuracy of all of the foregoing Recitals and the representations and other statements contained in the Loan Documents as of the date of this Agreement.

         2. Lender shall waive the default described in Recital D of this Agreement.

         3. Section 12(x) of the Loan and Security Agreement shall be amended to read:

            (x) Borrowers shall not permit their ratio of cumulative net income (exclusive of any extraordinary income, non-operating gains, loss carryforwards, or gains due to changes in accounting) plus depreciation and amortization for the four (4) most recent fiscal quarters to the sum of the current maturities of Borrowers' long-term indebtedness (including, but not limited to, the current portion of any terms loan owing to Lender) for the applicable period (all of the foregoing determined in accordance with generally accepted accounting principles) to be less than 1.25:1.0 at the end of each fiscal quarter ending on and after May 31, 1996 during the term of this Agreement.
            Borrowers shall provide Lender with a written report of the ratio described in this subsection (x) on a quarterly basis during the term of this Agreement. Such report shall be in a form acceptable to Lender acting in good faith.

         4. Borrowers, jointly and severally, represent and warrant to Lender that they have not defaulted upon any of their respective obligations under the Loan Documents (except for the default described in Recital C which has been waived by Lender).

         5. BORROWERS HEREBY WAIVE AND FOREVER DISCHARGE LENDER AND ITS SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS FROM ALL KNOWN AND UNKNOWN, ABSOLUTE AND CONTINGENT, CLAIMS, DEFENSES, SETOFFS, COUNTERCLAIMS, CAUSES OF ACTION, ACTIONS, SUITS OR OTHER LEGAL PROCEEDINGS OF ANY KIND EXISTING OR ACCRUED AS OF THE DATE OF THIS AGREEMENT.

         6. Notwithstanding the execution of this Agreement, Borrowers shall be jointly and severally liable for the payment and performance of their present and future obligations under the Loan Documents and all of their present and future obligations to Lender under the Loan Documents and otherwise shall continue to be secured by all of Borrowers' present and future personal and real property and other rights and assets of any kind (collectively "Lender Collateral") including, but not limited to, all of Borrowers' present and future accounts, chattel paper, contract rights, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, minerals and the like, and the proceeds and products thereof.

         7. Borrowers, jointly and severally, hereby represent, warrant to and covenant with that Lender's liens, security interests, encumbrances and claims against the Lender Collateral shall continue to be prior and superior to any other liens, security interests, encumbrances or claims of any kind except for those specifically provided otherwise in the Loan Documents.

         8. Borrowers, jointly and severally, shall pay all of Lender' attorneys' fees and other expenses incurred in connection with the negotiation, drafting or execution of this Agreement. The amounts described in this paragraph shall be in addition to, and not in lieu of, the interest, fees and other charges owing under the Loan Documents.

         9. The Loan Documents shall remain in full force and effect except as amended by this Agreement.

         10. This Agreement and the various documents described herein represent the complete and integrated understanding between the parties pertaining to the subject matter hereof. All prior and contemporaneous understandings and agreements, written or oral, express or implied, shall be of no further force and effect to the extent inconsistent herewith.

BORROWER:                                    LENDER:

PORTFIELD INVESTMENTS, INC.                  NATIONAL CANADA FINANCE CORP.

By:                                          By:
   ----------------------------                 --------------------------------
                                                William N. Tsiouvaras
Title:                                          Title: Vice President
      -------------------------


                                              By:
                                                  ------------------------------
                                                  Andrew M. Conneen, Jr.
                                              Title: Vice President

WESCOURT GROUP, INC.


By:
   ----------------------------
Title:
      -------------------------

WESCOURT DISTRIBUTING, INC.


By:
   ----------------------------
Title:
      -------------------------


WESFRAC, INC.


By:
   ----------------------------
Title:
      -------------------------


WESTEC DENVER, INC.


By:
   ----------------------------
Title:
      -------------------------


PETRO-MARK CORP. UTAH


By:
   ----------------------------
Title:
      -------------------------


PETRO-MARK CORP.


By:
   ----------------------------
Title:
      -------------------------


PETRO-MARK CORP., MONTROSE, INC.


By:
   ----------------------------
Title:
      -------------------------


WESTEC FRUITA, INC.


By:
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Title:
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MONTROSE PROPANE, INC.


By:
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Title:
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GRAND MESA TEXACO, INC.


By:
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Title:
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FRUITA RP HOLDING, INC.


By:
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Title:
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                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                             AND RELATED DOCUMENTS


         This Fourth Amendment to Loan and Security Agreement and Related Documents ("Fourth Amendment") is executed by Portfield Investments, Inc., a Colorado corporation ("Portfield"), Wescourt Group, Inc., a Delaware corporation ("Wescourt"), Wescourt Distributing, Inc., a Colorado corporation, Wesfrac, Inc., a Colorado corporation ("Wesfrac"), Westec Denver, Inc., a Colorado corporation, Petro-Mark Corp. Utah, a Colorado corporation, Petro-Mark Corp., a Colorado corporation, Petro-Mark Corp., Montrose, Inc., a Colorado corporation ("Petro-Mark Montrose"), Westec Fruita, Inc., a Delaware corporation ("Westec Fruita"), Montrose Propane, Inc. a Colorado corporation, Grand Mesa Texaco, Inc., a Colorado corporation, and Fruita RP Holding, Inc., a Delaware corporation, all with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521 (collectively "Borrowers"), Petro-Mark Convenience Stores, Inc., a Colorado corporation, with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521 ("PMCS"), and National Canada Finance Corp. with an address at 1200 17th Street, Suite 2760, Denver, Colorado 80202 ("NCFC"), for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on this 12th day of March, 1997. Hereinafter, each of Borrowers may be referred to singularly as a "Borrower."

                                    RECITALS

         A. Borrowers, Mesa Environmental, Inc. fka Wescourt Environmental, Inc., a Colorado corporation ("MEI"), Fruita Investments, Inc., a Colorado corporation ("FII") and Fruita Marketing & Management, Inc., a Delaware corporation ("FMMI") executed and delivered to NCFC a Loan and Security Agreement and various other loan documents on or about October 6, 1995. Such documents have been amended by that First Amendment to Loan and Security Agreement and Related Documents dated October 6, 1995, Second Amendment to Loan and Security Agreement dated August 23, 1996, Third Amendment to Loan and Security Agreement dated November 18, 1996 and various related documents. Hereinafter, the Loan and Security Agreement and any amendments, modifications, replacements and substitutions thereto may be referred to collectively as the "NCFC Loan Agreement" and all of the documents described in this paragraph, any related documents, instruments and agreements, and any amendments, modifications, replacements and substitutions to any of the foregoing may be referred to collectively as the "NCFC Loan Documents".

         B. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the NCFC Loan Agreement.

         C. Subject to the terms and conditions set forth in the NCFC Loan Documents, MEI, FII, and FMMI have been released from their obligations to NCFC thereunder.

         D. Borrowers and PMCS wish the following actions to be taken by the parties described below:

                 (i) PMCS shall become a "Borrower" (as such term is defined in the NCFC Loan Agreement) under the NCFC Loan Agreement and be entitled to the rights and subject to the obligations of a "Borrower" that are contained in the NCFC Loan Documents. Without limiting the foregoing: (a) NCFC may make Loans and provide Letters of Credit to or for the benefit of PMCS based upon the terms and conditions set forth in the NCFC Loan Documents, (b) the other Borrowers, jointly and severally, shall absolutely and unconditionally guaranty and secure all of PMCS' Liabilities to NCFC and any Affiliate of NCFC with all of their Collateral (except for the Petro-Mark Montrose and Westec Fruita assets and Wesfrac Stock constituting a portion of the Heller Collateral as defined below); and (c) PMCS shall absolutely and unconditionally guaranty and secure all of the other Borrower's Liabilities to NCFC and any Affiliate of NCFC with all of its Collateral (except for the Heller Collateral);

                 (ii) In consideration for the Petro-Mark Montrose and Westec Fruita Notes, Petro-Mark Montrose and Westec Fruita shall sell PMCS the Petro-Mark Montrose and Westec Fruita Stores (as defined below) in accordance with the Petro-Mark Montrose and Westec Fruita Purchase Agreements (as defined below);

                 (iii) In consideration for the payment of $10,000,000.00, Diamond Shamrock (as defined below) shall sell PMCS the Diamond Shamrock Stores (as defined below) in accordance with the Diamond Shamrock Purchase Agreement (as defined below);

                 (iv) Heller shall provide PMCS with the Heller Loan (as defined below). Subject to the terms and conditions set forth in the Intercreditor Agreement (as defined below), Portfield, Wescourt and Wesfrac shall guarantee the payment and performance of PMCS' obligations under the Heller Loan and PMCS, Wescourt and Wesfrac shall provide Heller with a first priority security interest in: (a) certain PMCS personal property assets described on EXHIBIT A attached hereto and incorporated herein by this reference; (b) certain PMCS real property and real property interests pertaining to the real property located at the addresses set forth on EXHIBIT B attached hereto and incorporated herein by this reference; (c) the Wesfrac Stock constituting a portion of the Heller Collateral (as defined below); and (d) a second priority security interest in the Fractionator (as defined below);

                 (v) Morgan (as defined below) shall provide Portfield with the Morgan Loan (as defined below). WLD (as defined below) shall guarantee the payment and performance of Portfield's obligations to Morgan under the Morgan Loan. Portfield and Wescourt shall indemnify WLD for any damages suffered by WLD with respect to the Morgan Loan and Portfield shall secure its indemnity with a pledge of the Portfield Note (as defined below) and an assignment of Portfield's second priority security interest in the PMCS assets constituting a portion of Heller's Collateral. Such indemnification agreements and related pledges and assignments shall not be assigned, conveyed, sold, transferred or encumbered by or to Morgan without NCFC's prior written consent.

                 (vi) Portfield shall provide PMCS with the Portfield Loan (as defined below) for the purchase of the Diamond Shamrock Stores. Wescourt shall guarantee the payment and performance of PMCS' obligations under the Portfield Loan and PMCS shall provide Portfield with a second priority security interest in the PMCS assets constituting a portion of the Heller Collateral.

         E. The outstanding principal balance on Borrowers' and PMCS' obligations to NCFC under the NCFC Loan Documents amounted to approximately $6,520,568.91 of March 7, 1997 and interest and expenses are accruing thereon as set forth in the NCFC Loan Documents.

         F. Borrowers, PMCS and NCFC wish to amend certain terms and conditions set forth in the NCFC Loan Documents to amend certain provisions contained in the NCFC Loan Documents as set forth in this Fourth Amendment.


                                   AGREEMENTS


         1. The NCFC Loan Agreement and the other NCFC Loan Documents are hereby amended as follows:

                 (a) PMCS is hereby added as an additional Borrower under the NCFC Loan Agreement and all references to "Borrower" or "Borrowers" shall mean Borrowers and PMCS, jointly and severally, in all respects;

                 (b) All references to "Borrower" or "Borrowers" in the Guaranties executed by the Borrowers and constituting a portion of the NCFC Loan Documents shall mean Borrowers and PMCS, jointly and severally, in all respects;

                 (c) All references to "Borrower" or "Borrowers" in the Third Party Security Agreements executed by the Borrowers and constituting a portion of the NCFC Loan Documents shall mean Borrowers and PMCS, jointly and severally, in all respects;

                 (d) All notices to Borrower, PMCS or NCFC under the Loan Agreement and other Loan Documents shall be sent to the following addresses and telecopy numbers for such parties:

                 If to any Borrower or PMCS:

                 1493 Highway 6 and 50
                 Fruita, Colorado 81521
                 Attn: Keith Holder
                 Telecopy: (970) 858-9626

                 If to NCFC:

                 1200 17th Street, Suite 2760
                 Denver, Colorado 80202
                 Attn:  William N. Tsiouvaras
                 Telecopy:  (303) 446-8787

                 (e) PMCS shall absolutely and unconditionally guarantee the payment and performance of each Borrower's joint and several obligations to NCFC under the NCFC Loan Documents upon the execution of this Agreement. Such guaranty shall be in form and substance acceptable to NCFC in its sole discretion;

                 (f) PMCS shall grant NCFC a first priority security interest in its Collateral (except for the Heller Collateral excluding the Fractionator) to secure the payment and performance of the Borrower's and PMCS' joint and several obligations to NCFC under the NCFC Loan Documents upon the execution of this Agreement. The security agreements, financing statements, and other loan documents executed by PMCS shall be in form and substance acceptable to NCFC in its sole discretion;

                 (g) NCFC hereby releases all of its liens and security interests in (i) the Heller Collateral excluding the Fractionator,
         (ii) the Portfield Note and (iii) the Petro-Mark Montrose and Westec Fruita Notes;

                 (h) PMCS and Borrowers shall provide and cause NCFC to be provided with an Intercreditor and Subordination Agreement ("Intercreditor Agreement") upon the execution of this Fourth Amendment. Such Intercreditor Agreement shall be in form and substance and from such parties as are acceptable to NCFC in its sole discretion;

                 (i) PMCS and Borrowers shall cause NCFC to be provided with the Morgan Estoppel Letter (as defined below) prior to or upon the execution of this Fourth Amendment. (A faxed copy of such letter has been provided to NCFC prior to the date hereof);

                 (j) PMCS and Borrowers shall provide NCFC with landlord waivers for all of PMCS' leased premises [or permit NCFC to reserve six (6) months' rent for each location that is not covered by a landlord waiver] within twenty (20) days from the date of this Fourth Amendment. Such landlord waivers shall be in form and substance acceptable to NCFC in its sole discretion; and

                 (k) PMCS and Borrowers acknowledge and agree to comply with and be bound by all of the terms and conditions of the NCFC Loan Documents (including, but not limited to, the Intercreditor Agreement, this Fourth Amendment, and any related documents) upon the execution of this Fourth Amendment.

         2. SECTION 1 of the NCFC Loan Agreement is hereby amended by adding the following definitions:

                 "Convenience Stores" shall mean collectively the Diamond Shamrock Stores and the Petro-Mark Montrose and Westec Fruita Stores located at the addresses described in EXHIBIT B to the Fourth Amendment.

                 "Diamond Shamrock" shall mean Diamond Shamrock Refining and Marketing Company.

                 "Diamond Shamrock Purchase Agreement" shall mean the Asset Purchase and Branding Agreement between Diamond Shamrock and Wescourt dated October 29, 1996 as amended by the First Amendment to Asset Purchase and Branding Agreement dated December 17, 1996, Second Amendment to Asset Purchase and Branding Agreement dated as of January 27, 1997 and the Third Amendment to Asset Purchase and Branding Agreement dated as of March 5, 1997, the letter agreement between Diamond Shamrock, Wescourt and PMCS dated February 20, 1997, and the Assumption and Amendment Agreement between Diamond Shamrock, Wescourt and PMCS dated March 4, 1997.

                 "Diamond Shamrock Stores" shall mean the convenience stores and related assets sold by Diamond Shamrock to PMCS and located at the addresses described in EXHIBIT B to the Fourth Amendment.

                 "Fourth Amendment" shall mean the Fourth Amendment to Loan and Security Agreement and Related Documents dated March 12, 1997 by and among Borrowers and Lender.

                 "Fractionator" shall mean the equipment described in

         EXHIBIT C to the Fourth Amendment, all modifications, replacements and substitutions thereto, and all identifiable cash proceeds of any of the foregoing.

                 "Heller" shall mean Heller Financial, Inc.

                 "Heller Loan" shall mean the term loan in the original principal amount of $8,000,000.00 from Heller to PMCS and evidenced by the Heller Loan Documents.

                 "Heller Loan Documents" shall mean the Term Loan and Security Agreement, Guaranties from Portfield, Wescourt and Wesfrac, Security Agreements from Wescourt and Wesfrac, financing statements from PMCS, Wescourt and Wesfrac, Deeds of Trust and Leasehold Deeds of Trust from PMCS, and related documents dated on or about the date hereof.

                 "Heller Collateral" shall mean the Wesfrac Stock, the Fractionator, and all of PMCS' personal property described on EXHIBIT A to the Fourth Amendment and PMCS' real property and real property interests pertaining to the real property located at the addresses described on EXHIBIT B to the Fourth Amendment.

                 "Morgan" shall mean Morgan Guaranty Trust Company of New York.

                 "Morgan Estoppel Letter" shall mean the estoppel letter from Morgan to Lender dated on or about March 5, 1997.

                 "Morgan Loan" shall mean the demand loan in the original principal amount of up to $4,500,000.00 from Morgan to Portfield and evidenced by the Morgan Loan Documents.

                 "Morgan Loan Documents" shall mean the Morgan Demand Note, Guaranties from WLD, Morgan Estoppel Letter, the indemnifications of Wescourt and Portfield to WLD for any damages suffered by WLD with respect to the Morgan Loan, and related documents dated on or about the date hereof.

                 "Petro-Mark Montrose" shall mean Petro-Mark Corp., Montrose, Inc., a Colorado corporation.

                 "Petro-Mark Montrose and Westec Fruita Stores" shall mean the convenience stores and related assets sold by Petro-Mark Montrose and Westec Fruita to PMCS and located at the addresses described in EXHIBIT B attached hereto.

                 "Petro-Mark Montrose and Westec Fruita Notes" shall mean the subordinated unsecured promissory notes issued by PMCS in favor of Petro-Mark Montrose and Westec Fruita in the original principal amounts of $716,438.78 and $485,925.82, respectively, for the purchase of the Petro-Mark Montrose and Westec Fruita Stores.

                 "Petro-Mark Montrose and Westec Fruita Purchase Agreements" shall mean the Asset Sale and Purchase Agreements between PMCS and Petro-Mark Montrose and Westec Fruita, respectively, dated January 31, 1997;

                 "PMCS" shall mean Petro-Mark Convenience Stores, Inc., a Colorado corporation.

                 "Portfield Loan" shall mean the term loan in the original principal amount of $2,500,000.00 from Portfield to PMCS and evidenced by the Portfield Loan Documents.

                 "Portfield Loan Documents" shall mean the Portfield Note, security agreement, financing statements, and deeds of trust from PMCS, guaranty from Wescourt, and related documents dated on or about the date hereof.

                 "Portfield Note" shall mean the promissory note issued by PMCS in favor of Portfield in the original principal amount of $2,500,000.00 and dated on or about the date hereof.

                 "Wescourt" shall mean Wescourt Group, Inc., a Delaware corporation.

                 "Wesfrac Stock" shall mean all of Wesfrac's issued and outstanding stock at any time and all distributions thereon. (Nothing contained herein shall constitute Lender's authorization for Wesfrac to declare and/or issue any distributions on the Wesfrac stock that are not permitted under the terms and conditions set forth in this Agreement.

                 "Westec Fruita" shall mean Westec Fruita, Inc., a Delaware corporation.

                 "WLD" shall mean the WLD Trust, an Ohio testamentary trust.

         3. The following definitions set forth in SECTION 1 of the NCFC Loan Agreement are hereby amended to read as follows:

                 "Collateral" shall mean all of the property of Borrowers described in SECTION 5 hereof, together with all other real or personal property of Borrowers now or hereafter pledged to Lender to secure repayment of any of the Liabilities, including without limitation all Accounts, Inventory, General Intangibles and Equipment of Borrowers. Notwithstanding the foregoing, the term Collateral shall not include the Heller Collateral.

                 "Eligible Acquired Equipment" shall mean Equipment of any Borrower acquired as part of the acquisition of the assets of another business after the date of this Agreement which Lender, in good faith, determines to be eligible. Without limiting the foregoing, unless otherwise agreed by Lender, the following Equipment of any Borrower is not Eligible Acquired Equipment: (i) Equipment which is not in good condition; (ii) Equipment which is obsolete; (iii) New Equipment which Lender determines, in good faith, to be unacceptable due to age, type, category and/or quantity; (iv) Equipment with respect to which Lender does not have a first and valid fully perfected security interest; (v) Equipment which may constitute fixtures under applicable law; (vi) Equipment which is stored with or located on the premises of a bailee, consignee, warehouseman, processor or other third party; or (vii) any Equipment constituting any portion of the Heller Collateral.

                 "Eligible Existing Equipment" shall mean Equipment of any Borrower existing as of the date of this Agreement which Lender, in good faith, determines to be eligible. Without limiting the foregoing, unless otherwise agreed by Lender, the following Equipment of any Borrower is not Eligible Existing Equipment: (i) Equipment which is not in good condition; (ii) Equipment which is obsolete;
         (iii) Equipment which Lender determines, in good faith, to be unacceptable due to age, type, category and/or quantity; (iv) Equipment with respect to which Lender does not have a first and valid fully perfected security interest; (v) Equipment which may constitute fixtures under applicable law; (vi) Equipment which is stored with or located on the premises of a bailee, consignee, warehouseman, processor or other third party; or (vii) any Equipment constituting any portion of the Heller Collateral.

                 "Eligible Purchased Equipment" shall mean Equipment of any Borrower purchased after the date of this Agreement which Lender, in good faith, determines to be eligible. Without limiting the foregoing, unless otherwise agreed by Lender, the following Equipment of any Borrower is not Eligible Purchased Equipment: (i) Equipment which is not in good condition; (ii) Equipment which is obsolete;
         (iii) Equipment which Lender determines, in good faith, to be unacceptable due to age, type, category and/or quantity; (iv) Equipment with respect to which Lender does not have a first and valid fully perfected security interest; (v) Equipment which may constitute fixtures under applicable law; (vi) Equipment which is stored with or located on the premises of a bailee, consignee, warehouseman, processor or other third party; or (vii) any Equipment constituting any portion of the Heller Collateral.

         4. SECTION 11(f) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (f) Each Borrower is and shall at all times be the lawful owners of the property now purportedly owned or hereafter purportedly acquired by such Borrower, free from all liens, claims, security interests and encumbrances whatsoever, whether voluntarily or involuntarily created and whether or not perfected, other than the Permitted Liens. Notwithstanding the foregoing, Petro-Mark Montrose and Westec Fruita shall be entitled to sell to PMCS the Petro-Mark Montrose and Westec Fruita Stores under the terms and conditions set forth in the Petro-Mark Montrose and Westec Fruita Purchase Agreements.

         5. SECTION 11(k) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (k) No Borrower is conducting, permitting or suffering to be conducted, nor shall it conduct, permit or suffer to be conducted, any activities or transactions with any Affiliate of any Borrower; provided, however, that any Borrower may enter into transactions with Affiliates of any Borrower in the ordinary course of business pursuant to terms that are no less favorable to such Borrower than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate of any Borrower and, in connection therewith, may transfer cash or property to Affiliates of any Borrower for fair value. Notwithstanding the foregoing: (i) Petro-Mark Montrose and Westec Fruita may sell PMCS the Petro- Mark Montrose and Westec Fruita Stores under the terms and conditions set forth in the Petro-Mark Montrose and Westec Fruita Purchase Agreements; (ii) PMCS may execute and deliver to Petro-Mark Montrose and Westec Fruita the Petro-Mark Montrose and Westec Fruita Notes in connection with PMCS' purchase of the Petro-Mark Montrose and Westec Fruita Stores; (iii) Portfield may provide PMCS with the Portfield Loan; (iv) PMCS and Wescourt may execute and deliver to Portfield the Portfield Loan Documents; (v) PMCS may issue the Portfield Note to Portfield; (vi) Portfield may provide an indemnification to WLD for any damages suffered by WLD with respect to the Morgan Loan and secure such indemnification with a pledge of the Portfield Loan Documents (Lender recognizes that WLD may possess a power of attorney for certain rights belonging to Portfield in its collateral and, upon the foreclosure of Portfield's pledge to WLD of the Portfield Loan Documents, WLD shall be the owner of such Loan Documents and related rights in the PMCS assets constituting a portion of the Heller Collateral); and (vii) Wescourt may provide an indemnification to WLD for any damages suffered by WLD with respect to the Morgan Loan.

         6. SECTION 11(p) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (p) Except as noted in SECTION 12(K) of this Agreement, no Borrower is now obligated, nor shall it create, incur, assume or become obligated (directly or indirectly), for any loans or other indebtedness for borrowed money other than the Loans, except that such Borrower may: (i) borrow money from a Person other than Lender on an unsecured and subordinated basis if a subordination agreement in favor of Lender and in form and substance satisfactory to Lender is executed and delivered to Lender relative thereto; (ii) maintain any present indebtedness to any Person and incur the other indebtedness which is set forth on EXHIBIT D; (iii) incur unsecured indebtedness to trade creditors in the ordinary course of such Borrower's business; and (iv) acquire the assets of another company and obtain an unsecured loan or a loan secured solely by the acquired real property and the cash proceeds thereof from the seller of such assets so long as no Event of Default has occurred or would be caused by such action, Lender is provided with at least thirty (30) days' prior written notice of such acquisition and a valid, enforceable, perfected, and sole lien, security interest and encumbrance upon the acquired assets (except for the acquired real property and the cash proceeds thereof), and a subordination or intercreditor agreement in favor of Lender and in form and substance satisfactory to Lender is executed and delivered to Lender by the seller of such assets.

         7. SECTION 12(k) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (k) No Borrower shall assume, guarantee or endorse, or otherwise become liable in connection with, the obligations of any Person, except: (i) by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business, and (ii) for guarantees of Affiliate obligations consented to by Lender which consent shall be granted or denied by Lender acting in good faith. Notwithstanding the foregoing, Lender consents to (A) Portfield's, Wescourt's and Wesfrac's execution and delivery of the guaranties constituting a portion of the Heller Loan Documents; (B) Wescourt's execution and delivery of the guaranty constituting a portion of the Portfield Loan Documents; (C) Portfield's guaranty of PMCS's obligations under the Diamond Shamrock Purchase Agreement; (D) the guaranties for the benefit of Lender pursuant to this Agreement and the other Loan Documents; (E) Portfield's and Wescourt's indemnifications to WLD for any damages suffered by WLD with respect to the Morgan Loan; (F) Wescourt's and PMCS' indemnifications to Diamond Shamrock contained in the Diamond Shamrock Purchase Agreement; and (G) the liens and security interests described in Section 13 of this Agreement.

         8. SECTION 12(l) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (l) Except for The Coastal Corporation's acquisition of up to fifty percent (50%) of Westec Denver, Inc. stock and the acquisition of assets permitted in SECTION 11(P) of this Agreement, no Borrower shall permit any change in its ownership or control or engage in any merger or acquisition without obtaining the prior written consent of Lender which consent may be withheld by Lender acting in good faith. Notwithstanding the foregoing, Lender hereby consents to: (i) Petro-Mark Montrose's and Westec Fruita's sale to PMCS of the Petro-Mark Montrose and Westec Fruita Stores; and (ii) PMCS's acquisition of the Convenience Stores.

         9. NCFC waives SECTION 12(o) of the NCFC Loan Agreement to the extent necessary to permit the amendment of Portfield's articles of incorporation of Portfield as set forth in EXHIBIT D attached hereto and incorporated herein by this reference.

         10. SECTION 13(l) of the NCFC Loan Agreement is hereby amended by deleting the word "or" at the end of that subsection.

         11. SECTION 13(m) of the NCFC Loan Agreement is hereby amended by deleting the period at the end of that subsection and substituting a semicolon in lieu of such period.

         12. SECTION 13 of the NCFC Loan Agreement is hereby amended by adding new SECTIONS 13(n), (o), (p) and (q) which shall read as follows:

                 (n) Borrowers fail to provide Lender with access to accurate and complete copies of all of the existing Diamond Shamrock Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Notes, Portfield Loan Documents (and related WLD loan documents), Heller Loan Documents and Morgan Loan Documents on or before any modification of this Agreement on or about March 12, 1997;

                 (o) Borrowers fail to provide Lender with accurate and complete copies of all of the existing Diamond Shamrock Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Notes, Portfield Loan Documents (and related WLD loan documents), Heller Loan

         Documents and Morgan Loan Documents within twenty (20) days from any modification of this Agreement on or about March 12, 1997;

                 (p) Without limiting any of the other terms and conditions set forth in this Agreement or the other Loan Documents, any of the following occurs without the prior written consent of Lender which may be withheld in Lender's sole discretion: (i) any Borrower obtains any additional loans or other financial accommodations from or provides any additional guaranties or collateral to WLD, Morgan or Heller; or (ii) the Diamond Shamrock Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Notes, Portfield Loan Documents (and related WLD documents), Morgan Loan Documents or Heller Loan Documents shall be prepaid in whole or in part (except for prepayments required under the Heller Loan Documents for sales, loss or damage, or condemnation of or to the Heller Collateral) or shall be amended, modified, replaced, substituted or supplemented in any way which (A) increases the amount of any loans or other obligations described therein, (B) accelerates or increases any payments due thereunder, (C) increases any interest rate described therein, (D) shortens the maturity date thereof, or (E) increases, replaces or substitutes any co-borrowers, accommodation parties, guaranties or collateral therefor; or

                 (q) Without limiting any other Event of Default hereunder, a material event of default shall occur under the Diamond Shamrock Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Notes, Portfield Loan Documents (and related WLD documents), Morgan Loan Documents or Heller Loan Documents and not be cured or waived within the time periods permitted under such documents or any lender or seller under such documents seeks to accelerate its obligations from and/or exercise any post-default or post-maturity remedies against the other parties under such documents.

         13. EXHIBIT A to the NCFC Loan Agreement (Permitted Liens) is amended by adding the following provision:

                 3. the liens and security interests contained in the Heller Loan Documents and Portfield Loan Documents as permitted or restricted by this Agreement and any intercreditor agreement executed by Lender.

         14. EXHIBIT B to the NCFC Loan Agreement (Chief Executive Offices, Other Offices, Places of Business and Post Office Boxes) is amended by adding the Other Offices contained at the following addresses:

                          3218 F. Road
                          Clifton, CO 81520

                          101 North Main @ First Street
                          Delta, CO 81416

                          2525 Broadway @ Monument Road
                          Grand Junction, CO 81501

                          2948 F Road @ 25 Road
                          Grand Junction, CO 81505

                          2903 North Avenue @ 29 Road
                          Grand Junction, CO 81504

                          201 North Avenue & Second Street
                          Grand Junction, CO 81504

                          938 South Townsend Avenue & Brown
                          Montrose, CO 81401

                          2902 Glen Avenue
                          Glenwood Springs, CO 81601

                          2526 Broadway
                          Grand Junction, CO  81501

                          2494 Highway 6 & 50
                          Grand Junction, CO  81505

                          502 Grand Avenue
                          Grand Junction, CO  81502

                          1502 Howard Street
                          Delta, CO  81416

                          646 E. Main
                          Montrose, CO 81401

         15. EXHIBIT C to the NCFC Loan Agreement (Former Corporate Names/Tradenames) is amended by adding the following tradename for PMCS:

         Super Mart

         16. EXHIBIT D to the NCFC Loan Agreement (Permitted Indebtedness) is amended by adding the following thereto:

                 4. All of the Indebtedness described in the Diamond Shamrock Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Purchase Agreement and related documents, Heller Loan Documents, Morgan Loan Documents, Petro-Mark Montrose and Westec Fruita Notes, and Portfield Loan Documents as permitted or restricted by this Agreement or any intercreditor agreement executed by Lender.

         17. EXHIBIT E to the NCFC Loan Agreement is amended by adding PMCS as a subsidiary of Wescourt and Wescourt as PMCS' sole shareholder.

         18. All of the NCFC Loan Documents are amended to incorporate the same types of changes affecting the NCFC Loan Agreement that are described in this Fourth Amendment.

         19. Borrowers and PMCS hereby acknowledge and reaffirm the truth and accuracy of all of the Recitals contained in this Fourth Amendment and the representations and other statements contained in the NCFC Loan Documents (including the Fourth Amendment) as of the date hereof.

         20. Borrowers and PMCS, jointly and severally, hereby represent, warrant and covenant to NCFC that NCFC's liens, security interests, encumbrances and claims against the Collateral shall continue to be prior and superior to any other liens, security interests, encumbrances or claims of any kind except as otherwise specifically provided for in this Fourth Amendment, the Intercreditor Agreement and the other NCFC Loan Documents.

         21. Borrowers and PMCS, jointly and severally, represent and warrant to NCFC that they have not defaulted upon any of their respective obligations under the NCFC Loan Documents. Notwithstanding anything to the contrary contained herein, NCFC hereby reserves all of its rights and remedies against Borrowers, PMCS, any third party, or any of their assets for any Event of

Default under the NCFC Loan Documents that may have occurred prior to the date hereof or may occur on or after the date hereof.

         22. BORROWERS AND PMCS HEREBY WAIVE AND FOREVER DISCHARGE NCFC AND ITS SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS FROM ALL KNOWN AND UNKNOWN, ABSOLUTE AND CONTINGENT, CLAIMS, DEFENSES, SETOFFS, COUNTERCLAIMS, CAUSES OF ACTION, ACTIONS, SUITS OR OTHER LEGAL PROCEEDINGS OF ANY KIND EXISTING OR ACCRUED AS OF THE DATE HEREOF.

         23. Borrowers and PMCS shall be jointly and severally liable for the payment and performance of Borrowers' and PMCS' present and future indebtedness and obligations under the NCFC Loan Documents and all of Borrowers' and PMCS' present and future indebtedness and obligations to NCFC under the NCFC Loan Documents and otherwise shall be secured by all of Borrowers' and PMCS' present and future personal and real property and other rights and assets of any kind (other than the Heller Collateral excluding the Fractionator) including, but not limited to, all of Borrowers' and PMCS' present and future accounts, chattel paper, contract rights, documents, equipment, fixtures, general intangibles, goods, instruments, inventory, minerals and the like, and the proceeds and products thereof (other than the Heller Collateral excluding the Fractionator, the Portfield Loan Documents and the Petro-Mark Montrose and Westec Fruita Notes).

         24. Borrowers and PMCS, jointly and severally, shall pay all of NCFC's attorneys' fees and other expenses incurred in connection with the review, negotiation, drafting and execution of this Fourth Amendment and any related documents. The amounts described in this paragraph shall be in addition to, and not in lieu of, the interest, fees and other charges owing under the NCFC Loan Documents.

         25. The NCFC Loan Documents shall remain in full force and effect except as amended by this Fourth Amendment.

         26. This Fourth Amendment, the various documents described herein (including the Intercreditor Agreement), and any additional documents executed or obtained by NCFC in connection the foregoing represent the complete and integrated understanding between the parties pertaining to the subject matter hereof. All prior and contemporaneous understandings and agreements, written or oral, express or implied, shall be of no further force and effect to the extent inconsistent herewith.

         27. This Fourth Amendment shall be governed by the laws of the State of Colorado.

         28. This Fourth Amendment may be executed in counterparts and shall be effective when at least one counterpart hereof shall be executed by all of the parties hereto.

         29. BORROWERS, PMCS AND NCFC HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS FOURTH AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWERS OR NCFC OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWERS AND NCFC. IN NO EVENT SHALL NCFC BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.


         PORTFIELD INVESTMENTS, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         WESCOURT GROUP, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         WESCOURT DISTRIBUTING, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------

         WESFRAC, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         WESTEC DENVER, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         PETRO-MARK CORP. UTAH


         By:
            -------------------------------------

         Title:
               ----------------------------------

         PETRO-MARK CORP.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         PETRO-MARK CORP., MONTROSE, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------

         WESTEC FRUITA, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         MONTROSE PROPANE, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         GRAND MESA TEXACO, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         FRUITA RP HOLDING, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         PETRO-MARK CONVENIENCE STORES, INC.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         NATIONAL CANADA FINANCE CORP.


         By:
            -------------------------------------

         Title:
               ----------------------------------


         By:
            -------------------------------------

         Title:
               ----------------------------------

                                   EXHIBIT A

                               PERSONAL PROPERTY

         1) That certain Asset Purchase and Branding Agreement dated October 29, 1996 between Diamond Shamrock and Wescourt, as amended from time to time in accordance with the terms thereof, which agreement has been assigned to PMCS, subject to the terms of that certain Assignment of Representations, Warranties, Covenants, Indemnities and Rights (the "Acquisition Assignment Agreement") between PMCS and Heller; provided, that notwithstanding anything herein to the contrary, the foregoing shall not include the terms and conditions of such agreement which pertain to PMCS's inventory or accounts or proceeds therefrom;

         2) All equipment, machinery, furniture, furnishings and fixtures owned or leased by PMCS located on, or used in the operation of a convenience store business at the addresses on Exhibit "B", including, without limitation, the convenience store, together with all furniture, fixtures, equipment in the convenience store, any and all lighting (including without limitation any and all lighting fixtures, lighting pedestals, and flood lights), removable signage of all varieties (to the extent owned and not leased, except as provided in the Acquisition Assignment Agreement), sprinkler controls, sprinkler solenoids, sprinkler heads, exterior menu boards and exterior intercom ordering systems, exterior music speakers and pedestals, and any and all personal property of any kind or nature contained in, on, or around and/or associated, in any manner, with the operation of the convenience store, and all building and construction materials, supplies and equipment incorporated in the convenience store and all machinery, appliances, pipes, conduits, generators, engines, pumps, motors, compressors, boilers, condensing units, disposals, sprinklers, wiring and furnishings of every kind and description which may be used in connection with the operation of and located inside the convenience store; and any and all gasoline or petroleum equipment for use with gasoline or petroleum products, utensils, parts and spare parts therefor; all outside removable items and any and all ice machines, ice cream machines, warmers, refrigerators, freezers, ovens, and toasters; all security, fire, smoke and other alarm systems; all cash registers and point-of-sale terminals; all computers (hardware and software); all in-store communication devices; together with any and all extensions, additions, improvements, betterments, after-acquired property that constitutes equipment, machinery, furnishings, and fixtures of the nature described herein, renewals, replacements and substitutions or proceeds from a voluntary or involuntary sale, liquidation or conversion of any of the foregoing; and all attachments, additions and accessions thereto, all whether nor or hereafter existing or acquired;

         3) All of PMCS's existing and after-acquired liquor licenses and lottery licenses used by PMCS in connection with a convenience store business at the addresses on Exhibit "B";

         4) All agreements affecting the use, enjoyment or occupancy of a convenience store business at the addresses on Exhibit "B", now or hereafter entered into (the "LEASES") and the immediate and continuing right to collect all rents, income, receipts, royalties, profits, issues, service reimbursements, fees, revenues and prepayments of any of the same from or related to the convenience store from time to time accruing under the Leases (the "RENTS");

         5) All claims, demands, rights of action, judgments, insurance proceeds, compensation, awards of damages and settlements due PMCS hereafter made resulting from the taking of a convenience store business at the addresses on Exhibit "B", or any part thereof, by any lawful power or authority by exercise of the rights of condemnation or under the power of eminent domain, or for any damage (whether caused by such taking, by casualty or otherwise) to the convenience store or any part thereof;

         6) To the extent assignable, all now or hereafter existing management contracts and all permits, certificates, licenses, approvals, entitlements and authorizations, however characterized, issued or in any way furnished for the acquisition, construction, operation and use of a convenience store business at the addresses on Exhibit "B" and/or leases, including building permits, environmental certificates, licenses, certificates of operation, warranties and guaranties;

         7) All of PMCS's rights in and to all trademarks, tradenames, assumed names, and other rights and interests in and to the names and marks used by PMCS in connection with a convenience store business at the addresses on Exhibit "B"; and

         8) Any monies on deposit with or for the benefit of Heller including deposits for the payment of real estate taxes.

Notwithstanding anything to the contrary herein, the foregoing collateral shall not include (i) any of PMCS's accounts, inventory, cash (except (A) all insurance, condemnation and other proceeds of (1) through (7) above and (B) monies referenced in (8) above to the extent related to real estate owned or leased by PMCS)) or the proceeds from such accounts, inventory or cash, or (ii) any assets transferred by Portfield or any of its directly or indirectly owned subsidiaries to PMCS after March 12, 1997.

                                   EXHIBIT B

                               CONVENIENCE STORES

                Diamond Shamrock Stores (identified by location)

                          3218 F. Road
                          Clifton, CO 81520

                          101 North Main @ First Street
                          Delta, CO 81416

                          2525 Broadway @ Monument Road
                          Grand Junction, CO 81501

                          2948 F Road @ 25 Road
                          Grand Junction, CO 81505

                          2903 North Avenue @ 29 Road
                          Grand Junction, CO 81504

                          201 North Avenue & Second Street
                          Grand Junction, CO 81504

                          938 South Townsend Avenue & Brown
                          Montrose, CO 81401

                          2902 Glen Avenue
                          Glenwood Springs, CO 81601

                Petro-Mark Montrose and Westec Fruita Stores
                          (identified by location)

                          2526 Broadway
                          Grand Junction, CO  81501

                          2494 Highway 6 & 50
                          Grand Junction, CO  81505

                          502 Grand Avenue
                          Grand Junction, CO  81502

                          1502 Howard Street
                          Delta, CO  81416

                          646 E. Main
                          Montrose, CO 81401

                                   EXHIBIT C

                                  FRACTIONATOR


One (1) Deethanizer Tower, Hudson, Mfg., Serial No. 63.9, approx. 30" x 41-1/2', 596 PSI at 300 degrees, Insulated, 11,800 lb.

One (1) Depropanizer Tower, Hudson Mfg., Serial No. 63.10, approx. 30" x 65', 291 PSI at 300 degrees, Insulated, 18,900 lb.

One (1) Debutanizer Tower, Pipeline Services, Serial No. 684, approx. 24" x 60', 330 PSI at 400 degrees, 3-Section Flanged, Estimated 10,000-12,000 lb.

One (1) Debutanizing Tower, Transmix, Mfg. Hudson, Serial No. 63.11 approx. 18" x 66', 210 PSI at 300 degrees, 11,500 lb.

One (1) Vacuum Tower, BTX, as shown on list, approx. 30" x 45', currently not in service, estimated weight 10,000

One (1) Deethanizer Heat Exchanger/Reboiler, KEMCO, Mfg. 1963, Serial No. 63-222, 560 PSI at 300 degrees, approx. 175 sq. ft. capacity

One (1) Depropanizer Heat Exchanger/Reboiler, list shows KEMCO, approx. 100 sq. ft.

One (1) Debutanizer Heat Exchanger/Reboiler, list shows KEMCO, approx. 825 sq.
ft.

One (1) Debutanizer Heat Exchanger/Reboiler, list shows KEMCO, approx. 65 sq.
ft.

Three (3) Absorber Tanks, plate shows SEMCO, Serial Nos. A2638, A2639, A2640, Vertical Carbon Steel Seam Welded, approx. 72" x 22', 403 PSI at 750 degrees, Mfg. 1963, storage only

Two (2) Deabsorber Tanks, Regeneration Exchanger, currently not in service, plate shows SEMCO, approx. 72" x 20', Serial Nos. A2642 and A2641, 430 PSI at 650 degrees

One (1) Cooling Tower, list shows RAINEY, 12,800 sq. ft., 10 H.P., Debutanizer Condenser

One (1) Cooling Tower, list shows 37,400 sq. ft. capacity, two (2) top mounted 30 H.P. electric motors, high degree difficulty of removal, Deethanizer/Depropanizer Condenser

One (1) Cooling Tower, list shows 11,800 sq. ft., 20 H.P. motor, Debutanizer Condenser

One (1) Furnace, Struthers Wells Hot Oil Heater, 10M BTU per hour, vertical, gas fired, 400 PSI at 650 degrees, Serial No. 63-5-7810, with Taylor and Barton Chart Records, Honeywell Temperature Indicator, related equipment

One (1) Furnace, Struthers Wells Hot Oil Heater, 5M BTU per hour, vertical, gas fired, 200 PSI at 650 degrees, Serial No. 63-5-7811, currently not in service [C-]

Lot Transmix System, includes Ingersoll-Rand 2X1X10 Pump, 3 H.P. motor, Hudson Dust Scrubber with Serial No. 63-22, 495 PSI and 150 degrees, approx. 28.7 5" x 6' Tank, Rainey Cooling Tower with 7-1/2 H.P. motor, 3 H.P. feed pump, etc.

Lot Hot Oil System, includes 25 H.P. Skidded Pump, Young Aftercooler, three (3) valves, 4' x 8' Expansion Tank, related equipment

One (1) Pre-Heater, five (5) oval tubes, located behind #2 Debutanizer

One (1) Gas Compressor, Worthington, piston type, 130 H.P., list shows 10-1/2" x 11" - 8 cylinder, located near large cooling tower

Lot Gas Compressor, Sundyne, includes two (2) 125 H.P. vertical turbine pumps, one (1) currently disassembled, both not in service, [C-]

One (1) Triplex Pump, Wheatly, 30 H.P. motor

One (1) Quintiplex Pump, Wheatley, Model 5P-200A, 20 H.P.

Lot Surge/Scrubber Skid, includes SEMCO approx. 5' x 16' horizontal fuel gas surge tank, SEMCO approx. 24" x 10' horizontal fuel gas scrubber tank, related valves, piping, located near Wheatley

Triplex and Quintiplex pumps, currently not in service

Lot Reflux Accumulator Skid, includes Hudson approx. 30" x 4-1/2' Tank, related valves, piping, two (2) Pacific pumps with 10 H.P. motors, 5 H.P. pump, etc.

One (1) Air Compressor, Curtis, 2-Stage, 20 H.P. motor, horizontal tank

                                   EXHIBIT D

             Amendment to Portfield, Inc. Articles of Incorporation

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                             AND RELATED DOCUMENTS


         This Fifth Amendment to Loan and Security Agreement and Related Documents ("Fifth Amendment") is executed by Portfield Investments, Inc., a Colorado corporation ("Portfield"), Wescourt Group, Inc., a Delaware corporation ("Wescourt"), Wescourt Distributing, Inc., a Colorado corporation, Wesfrac, Inc., a Colorado corporation ("Wesfrac"), Westec Denver, Inc., a Colorado corporation ("Westec Denver"), Petro-Mark Corp. Utah, a Colorado corporation, Petro-Mark Corp., a Colorado corporation, Petro-Mark Corp., Montrose, Inc., a Colorado corporation ("Petro-Mark Montrose"), Westec Fruita, Inc., a Delaware corporation ("Westec Fruita"), Montrose Propane, Inc., a Colorado corporation, Grand Mesa Texaco, Inc., a Colorado corporation, Fruita RP Holding, Inc., a Delaware corporation ("Fruita RP Holding"), and Super Mart Convenience Stores, Inc. fka Petro-Mark Convenience Stores, Inc., a Colorado corporation ("SMCS"), all with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521 (collectively "Borrowers"), Moffitt Oil Company, Inc., a Texas corporation, with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521 ("Moffitt"), and National Canada Finance Corp. with an address at 1200 17th Street, Suite 2760, Denver, Colorado 80202 ("NCFC"), for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on this 11th day of April, 1997. Hereinafter, each of Borrowers may be referred to singularly as a "Borrower."

                                    RECITALS

         A. Borrowers (besides SMCS), Mesa Environmental, Inc. fka Wescourt Environmental, Inc., a Colorado corporation ("MEI"), Fruita Investments, Inc., a Colorado corporation ("FII") and Fruita Marketing & Management, Inc., a Delaware corporation ("FMMI") executed and delivered to NCFC a Loan and Security Agreement and various other loan documents on or about October 6, 1995. Such documents have been amended by that certain First Amendment to Loan and Security Agreement and Related Documents dated October 6, 1995, that certain Second Amendment to Loan and Security Agreement and Related Documents dated August 23, 1996, that certain Third Amendment to Loan and Security Agreement and Related Documents dated November 18, 1996, that certain Fourth Amendment to Loan and Security Agreement and Related Documents dated March 12, 1997 ("Fourth Amendment"), and the various related documents. Hereinafter, the Loan and Security Agreement and any amendments, modifications, replacements and substitutions thereto may be referred to collectively as the "NCFC Loan Agreement" and all of the documents described in this paragraph, any related documents, instruments and agreements, and any amendments, modifications, replacements and substitutions to any of the foregoing may be referred to collectively as the "NCFC Loan Documents".

         B. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the NCFC Loan Agreement.

         C. Subject to the terms and conditions set forth in the NCFC Loan Documents, MEI, FII, and FMMI have been released from their obligations to NCFC thereunder.

         D. Petro-Mark Convenience Stores, Inc. has changed its name to Super Mart Convenience Stores, Inc.

         E. Borrowers and Moffitt wish the following actions to be taken by the parties described below:

                 (i) Moffitt shall become a "Borrower" (as such term is defined in the NCFC Loan Agreement) under the NCFC Loan Agreement and be entitled to the rights and subject to the obligations of a "Borrower" that are contained in the NCFC Loan Documents. Without limiting the foregoing: (a) NCFC may make Loans and provide Letters of Credit to or for the benefit of Moffitt based upon the terms and conditions set forth in the NCFC Loan Documents, (b) Borrowers, jointly and severally, shall absolutely and unconditionally guaranty and secure all of Moffitt's Liabilities to NCFC and any Affiliate of NCFC with all of their Collateral; and (c) Moffitt shall absolutely and unconditionally guaranty and secure all of Borrower's Liabilities to NCFC and any Affiliate of NCFC with all of its Collateral;

                 (ii) In consideration for payments of $7,038,293.00 and $25,000.00 to JoAnn Moffitt ("JoAnn") and $1,706,926.00 to each of Roy Moffitt and Donald Moffitt, Jr., JoAnn shall assign, convey, sell and transfer to Wesfrac all of Moffitt's issued and outstanding capital stock ("Moffitt Stock") in accordance with the Moffitt Purchase Agreement (as defined below);

                 (iii) Subject to the terms and conditions set forth in the Intercreditor Agreement (as defined below), (a) Heller shall provide Wesfrac, Westec Denver and Moffitt with the Second Heller Loan (as defined below), (b) Borrowers (besides Wesfrac, Westec Denver and
         SMCS) shall guaranty the payment and performance of Wesfrac's, Westec Denver's and Moffitt's obligations to Heller under the Second Heller Loan, and (c) Borrowers (besides SMCS) and Moffitt shall provide Heller with a first priority security interest in the Second Heller Collateral (as defined below) as security for the payment and performance of Borrowers' (besides SMCS') and Moffitt's obligations with respect to the Second Heller Loan;

                 (iv) Portfield shall borrow the remaining $2,000,000.00 available under the Morgan Loan and relend such monies to

         Wesfrac under the Second Portfield Loan (as defined below) for the purchase of the Moffitt Stock. Moffitt shall grant Portfield a second priority security interest in all of its present and future equipment, fixtures, the cash proceeds thereof and any other proceeds thereof that do not constitute a portion of the Collateral to secure the payment and performance of Wesfrac's obligations under the Second Portfield Loan.

                 (v) In addition to the collateral described in the Fourth Amendment that secures Portfield's indemnification to WLD for damages suffered by WLD with respect to the Morgan Loan, to the extent that the following assets constitute a portion of the Second Heller Collateral, Borrowers (besides SMCS) shall provide WLD with a second priority security interest in their present and future equipment, fixtures, and the cash proceeds thereof and any other proceeds thereof that do not constitute a portion of the Collateral and Portfield shall provide WLD with a first priority assignment for security purposes of the Second Portfield Loan Documents (and its rights in Moffitt's present and future equipment, fixtures, the cash proceeds thereof and any other proceeds thereof that do not constitute a portion of the Collateral to secure Portfield's indemnification to WLD for damages suffered by WLD with respect to the Morgan Loan.

         F. The outstanding principal balance on Borrowers' and SMCS' obligations to NCFC under the NCFC Loan Documents amounted to approximately $6,583,802.02 as of April 9, 1997 and interest, fees and expenses are accruing thereon as set forth in the NCFC Loan Documents.

         G. Borrowers, Moffitt and NCFC wish to amend certain terms and conditions set forth in the NCFC Loan Documents as set forth in this Fifth Amendment.

                                   AGREEMENTS

         1. The NCFC Loan Agreement and the other NCFC Loan Documents are hereby amended as follows:

                 (a) Moffitt is hereby added as an additional Borrower under the NCFC Loan Agreement and all references to "Borrower" or "Borrowers" shall mean Borrowers and Moffitt, jointly and severally, in all respects;

                 (b) All references to "Borrower" or "Borrowers" in the Guaranties executed by Borrowers and constituting a portion of the NCFC Loan Documents shall mean Borrowers and Moffitt, jointly and severally, in all respects;

                 (c) All references to "Borrower" or "Borrowers" in the Third Party Security Agreements executed by the Borrowers and constituting a portion of the NCFC Loan Documents shall mean Borrowers and Moffitt, jointly and severally, in all respects;

                 (d) All notices to Borrower, Moffitt or NCFC under the Loan Agreement and other Loan Documents shall be sent to the following addresses and telecopy numbers for such parties:

                 If to any Borrower or Moffitt:

                 c/o Portfield Investments, Inc.
                 1493 Highway 6 and 50
                 Fruita, Colorado  81521
                 Attn: Keith Holder
                 Telecopy: (970) 858-9626

                 If to NCFC:

                 1200 17th Street, Suite 2760
                 Denver, Colorado 80202
                 Attn:  William N. Tsiouvaras
                 Telecopy:  (303) 446-8787

                 (e) Moffitt shall absolutely and unconditionally guaranty the payment and performance of each Borrower's present and future, joint and several, obligations to NCFC upon the execution of this Fifth Amendment. Such guaranty shall be in form and substance acceptable to NCFC in its sole discretion;

                 (f) Keith R. Holder ("Holder") shall absolutely and unconditionally guaranty the payment and performance of up to $300,000.00 of the Borrowers' present and future, joint and several, obligations to NCFC upon the execution of this Fifth Amendment. Holder also shall be responsible for the payment of any attorneys' fees, expenses and costs incurred in the enforcement of NCFC's rights or Holder's obligations under such guaranty. The guaranty shall expire on April 11, 1998 if no event of default has occurred and is continuing under the NCFC Loan Documents on that date. The guaranty shall be in form and substance acceptable to NCFC in its sole discretion;

                 (g) Moffitt shall grant NCFC a first priority security interest in its Collateral to secure the payment and performance of Borrowers' and Moffitt's present and future, joint and several, obligations to NCFC under the NCFC Loan Documents upon the execution of this Fifth Amendment. The security agreements, financing statements, and other loan documents executed by Moffitt shall be in form and substance acceptable to NCFC in its sole discretion;

                 (h) All references to "PMCS" or "Petro-Mark Convenience Stores, Inc." in the NCFC Loan Documents shall mean "SMCS" or "Super Mart Convenience Stores, Inc." respectively;

                 (i) NCFC hereby releases all of its liens and security interests in (i) the Second Heller Collateral and (ii) the Second Portfield Note and the Second Portfield Loan Documents.

                 (j) Borrowers and Moffitt shall provide and cause NCFC to be provided with a First Amended and Restated Intercreditor and Subordination Agreement ("Intercreditor Agreement") upon the execution of this Fifth Amendment. Such Intercreditor Agreement shall be in form and substance and from such parties as are acceptable to NCFC in its sole discretion and shall replace and supersede the terms and conditions set forth in the Intercreditor and Subordination between Borrowers, Heller, WLD and NCFC dated as of March 12, 1997 in its entirety;

                 (k) Borrowers and Moffitt shall provide NCFC with a landlord waiver for each of Moffitt's leased premises within twenty
         (20) days from the later of the date of this Fifth Amendment or the execution of the lease for such premises. Until NCFC is provided with a landlord waiver for any of Moffitt's leased premises, NCFC shall be entitled to reserve six (6) months' rent for such premises against the monies that otherwise would be capable of being borrowed by Moffitt under the NCFC Loan Documents. NCFC shall be entitled to establish similar reserves against the Borrowers for their leased premises. All of the landlord waivers for the Borrowers' and Moffitt's leased premises shall be in form and substance acceptable to NCFC in its sole discretion; and

                 (l) Borrowers and Moffitt acknowledge and agree to comply with and be bound by all of the terms and conditions of the NCFC Loan Documents (including, but not limited to, the Intercreditor Agreement, this Fifth Amendment, and any related documents) upon the execution of this Fifth Amendment.

         2. SECTION 1(a) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (a) "Account," "Account Debtor," "Chattel Paper," "Documents," "Equipment," "General Intangibles," "Goods," "Instruments," "Inventory" and "Investment Property" shall have the respective meanings assigned to such terms in the Colorado Uniform Commercial Code as amended from time to time.

         3. SECTION 1 of the NCFC Loan Agreement is hereby amended by adding the following definitions:

                 "Debt to Net Worth Ratio" shall mean the ratio of Borrowers' total liabilities calculated in accordance with generally accepted accounting principles (except for debt subordinated to the Liabilities pursuant to a written agreement in a form acceptable to Lender acting in good faith) to Borrowers' total Net Worth.

                 "Fifth Amendment" shall mean the Fifth Amendment to Loan and Security Agreement and Related Documents dated on or about April 11, 1997 by and among Borrowers and Lender.

                 "Moffitt" shall mean Moffitt Oil Company, Inc., a Texas corporation.

                 "Moffitt Purchase Agreement" shall mean the Stock Purchase Agreement between Moffitt, JoAnn Moffitt, Roy Moffitt, Donald Moffitt, Jr. and Wesfrac dated on or about April 11, 1997.

                 "Second Heller Collateral" shall mean all of Borrowers' (besides SMCS') real and personal property described on EXHIBIT A to the Fifth Amendment.

                 "Second Heller Loan" shall mean the term loan in the original aggregate principal amount of up to $7,000,000.00 from Heller to Wesfrac, Westec Denver and Moffitt in connection with the Second Heller Loan Documents.

                 "Second Heller Loan Documents" shall mean any and all agreements, instruments and documents, together with any amendments, modifications, restatements and replacements thereof, now or hereafter evidencing or securing the Second Heller Loan or any part thereof, including, without limitation, the Term Loan and Guaranty Agreement, Security Agreement Re: Equipment, Assignment of Stock Purchase Agreement from Wesfrac, Pledge Agreement from Wesfrac and Wescourt, Deed of Trust from Fruita RP Holding, and financing statements from Borrowers (besides SMCS) dated on or about the date of the Fifth Amendment.

                 "Second Portfield Loan" shall mean the term loan in the original principal amount of $2,000,000.00 from Portfield to Wesfrac in connection with the Second Portfield Loan Documents.

                 "Second Portfield Loan Documents" shall mean any and all agreements, instruments and documents, together with any amendments, modifications, restatements and replacements thereof, now or hereafter evidencing or securing the Second Portfield Loan or any part thereof, including, without limitation, the Second Portfield Note, security agreements and financing statements from Moffitt, and related documents dated on or about the date of the Fifth Amendment.

                 "Second Portfield Note" shall mean the promissory note issued by Wesfrac in favor of Portfield in the original principal amount of $2,000,000.00 and dated on or about the date of the Fifth Amendment.

                 "Tangible Net Worth" shall mean, at any time, the total of shareholders' equity (including capital stock, additional paid-in capital, and retained earnings) less intangible assets (including goodwill) plus debt subordinated to the Liabilities (pursuant to a written agreement in a form acceptable to Lender acting in good faith) calculated in accordance with generally accepted accounting principles.

         4. The following definitions set forth in SECTION 1 of the NCFC Loan Agreement are hereby amended to read as follows:

                 "Collateral" shall mean all of the property of Borrowers described in SECTION 5 hereof, together with all other real or personal property of Borrowers now or hereafter pledged to Lender to secure repayment of any of the Liabilities, including without limitation all Accounts, Inventory, Investment Property and General Intangibles of Borrowers. Notwithstanding the foregoing, the term Collateral shall not include the Heller Collateral or the Second Heller Collateral.

                 "Loan Availability" for each Borrower shall mean, at any time, the difference of the following:

                          (i) up to eighty-five percent (85%) of the face
                 amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith) then outstanding under such Borrower's existing Eligible Accounts at such time, less such reserves as Lender in good faith elects to establish; plus

                          (ii) up to fifty percent (50%) of the value of such
                 Borrower's then-existing Eligible Inventory, valued at the lower of cost (determined on an average cost basis and in accordance with generally accepted accounting principles) or fair market value, less such reserves as Lender in good faith elects to establish; plus

                          (iii) with respect to Wesfrac only, One Million Five
                 Hundred Thousand Dollars ($1,500,000.00) minus the One Hundred Twenty Five Thousand Dollars ($125,000.00) monthly payments of principal described in SECTION 2(c)
          of this Agreement; but only if such amounts are advanced to Wesfrac on April 11, 1997; minus

                (iv) the aggregate undrawn face amount of the Letters of Credit issued for the account of such Borrower.

         Notwithstanding anything to the contrary contained herein, Lender shall reserve against the Loan Availability for each Borrower on a monthly basis fifty percent (50%) of the amount of any unpaid fuel taxes (net of any fuel tax refunds) owing by that entity for the prior or any previous month (whether or not such taxes are due and payable at such time). Such reserve for fuel taxes shall be applied against the Loan Availability for each Borrower based: (i) first, upon its Eligible Inventory, and (ii) then, upon its Eligible Accounts as determined by Lender in its sole discretion.

         Notwithstanding anything to the contrary contained herein and without waiving any Event of Default under this Agreement, the reserves for unpaid fuel taxes against the Loan Availability for each Borrower shall be increased to one hundred percent (100%) of the amount of any unpaid fuel taxes owing by that entity (whether or not such taxes are due and payable at such time) in the event that any Borrower fails to pay its fuel taxes when due and payable.

                 "Net Worth" shall mean, at any time, the total of shareholders' equity (including capital stock, additional paid-in capital, and retained earnings) plus debt subordinated to the Liabilities (pursuant to a written agreement in a form acceptable to Lender acting in good faith) calculated in accordance with generally accepted accounting principles.

                 "Termination Date" shall mean the earliest to occur of the following: (i) October 8, 1998; (ii) the date Lender makes demand for the payment of the Liabilities; or (iii) the date the Liabilities are accelerated pursuant to SECTION 14 hereof.

         5. The definitions of "Eligible Acquired Equipment", "Eligible Existing Equipment", and "Eligible Purchased Equipment" are hereby deleted in their entirety.

         6. Subparagraph (v) in the definition of Eligible Accounts is hereby amended to read as follows:

                 (v) Accounts in dispute or with respect to which the Account Debtor has asserted or may assert a counterclaim or has asserted or may assert a right of setoff against any Borrower (provided, however, that the

         "ineligible" portion of the account shall be limited to the amount of the actual or potential setoff or counterclaim);

         7. SECTION 2(a) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (a) Subject to the terms and conditions of this Agreement and the Other Agreements, prior to the Termination Date and so long as no Event of Default has occurred hereunder, Lender shall make Loans to any Borrower as such Borrower shall from time to time request; provided, however, that: (i) the total amount of all Loans outstanding to any Borrower shall not exceed such Borrower's Loan Availability at any time; and (ii) the total unpaid principal of all Loans outstanding to the Borrowers and all Letters of Credit issued for the account of the Borrowers in the aggregate ("Maximum Credit") shall not exceed Nine Million Dollars ($9,000,000.00) at any time. Such Maximum Credit shall be increased to:

                          (i) Twelve Million Dollars ($12,000,000.00) if
                 Borrowers provide Lender with at least ten (10) days' prior written notice of such increase and pay the first additional Facility Fee described in this Agreement and so long as no Event of Default has occurred hereunder or will occur hereunder as a result of such increase in the Maximum Credit; and

                          (ii) Fourteen Million Dollars ($14,000,000.00) if
                 Borrowers provide Lender with at least ten (10) days' prior written notice of such increase and pay or have paid all of the additional Facility Fees described in this Agreement and so long as no Event of Default has occurred hereunder or will occur hereunder as a result of such increase in the Maximum Credit.

                 The total unpaid principal of all Loans outstanding to Borrowers based upon Eligible Inventory shall not exceed Three Million Dollars ($3,000,000.00) at any time.

                 Prior to Lender making any Loan, the Loans shall be repaid as provided elsewhere in this Agreement. If at any time the outstanding balance on any Borrower's Loans exceeds its Loan Availability or the principal balance of the outstanding Loans to Borrowers in the aggregate exceeds the Maximum Credit or any of the other restrictions set forth in this Agreement, such Borrower or Borrowers shall immediately, and without the necessity of a demand by Lender, pay to Lender such amount as may be necessary to eliminate such excess.

         8. The reference to "Seven Hundred Fifty Thousand Dollars ($750,000.00)" contained in SECTION 2(B) of the NCFC Loan Agreement is hereby amended by to read "One Million Dollars ($1,000,000.00)".

         9. SECTION 2 of the NCFC Loan Agreement is hereby amended by adding SECTION 2(c) thereto which shall read as follows:

         All Liabilities of Borrowers to Lender shall be due and payable on the Termination Date. Unless due and payable on an earlier date in accordance with the terms of this Agreement, the advance made by Lender to Wesfrac based upon SUBSECTION (III) in the definition of "Loan Availability" shall be repaid by Wesfrac in twelve monthly installments of $125,000.00 plus all accrued but unpaid interest thereon beginning on May 15, 1997 and continuing on the fifteenth day of each calendar month thereafter until paid in full.

        10. SECTION 3(a) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (a) Each Borrower shall pay to Lender interest on the outstanding principal balance of its Loans monthly in arrears, on the first day of each month following the execution of this Agreement, at the per annum rate of one percent (1%) plus the Reference Rate; provided, however, that such interest rate shall be:

                          (i) On the day following the closing of the Fifth
                 Amendment, reduced to the Reference Rate plus one-half of one percent (.5%) per annum;

                          (ii) the reduction in the interest rate described in
                 the preceding subsection shall be eliminated retroactively to the date of such reduction if (A) Portfield's audited financial statements for the fiscal year ending February 28, 1997 do not indicate at least Seven Hundred Fifty Thousand Dollars ($750,000.00) of pre-tax income before extraordinary or non-operating gains or (B) Borrowers' have not complied with all of the financial covenants contained in SECTIONS 12(w), (x), (y), (z) AND (aa) of this Agreement;

                          (iii) reduced to the Reference Rate if (A)
                 Portfield's audited financial statements for the fiscal year ending February 28, 1998 indicate at least One Million Dollars ($1,000,000.00) of pre-tax income before extraordinary or non-operating gains; (B) Borrowers' have complied with all of the financial covenants contained in SECTIONS 12(w), (x), (y),
                 (z) AND (aa) of this Agreement; and (C) the reduction set forth in subsection (i) above has not been eliminated pursuant to subsection (ii) above; and

                    (iv) reduced to the Reference Rate plus one-half of
              one percent (.5%) per annum if (A) Portfield's audited financial statements for the fiscal year ending February 28, 1998 indicate at least One Million Dollars ($1,000,000.00) of pre-tax income before extraordinary or non-operating gains; (B) Borrowers' have complied with all of the financial covenants contained in SECTIONS 12(w), (x), (y), (z) AND (aa) of this Agreement; and (C) the reduction set forth in subsection (i) above has been eliminated pursuant to subsection (ii) above.

         In the event that any decrease in the interest rate is eliminated retroactively as set forth above, Borrowers' shall pay Lender, upon demand, all of the accrued but unpaid interest arising therefrom. Notwithstanding anything to the contrary contained herein, following the occurrence of an Event of Default, each Borrower shall pay to Lender interest on the outstanding principal balance of its Loans at the per annum rate of two percent (2%) plus the Reference Rate. Interest shall be computed on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

         11. SECTION 3 (c) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (c) All facility fees paid by Borrowers to Lender in accordance with this Agreement (prior to amendment by the Fifth Amendment) have been fully earned by Lender and are non-refundable. Borrower shall pay to Lender on the closing of the Fifth Amendment,
         (i) a fully-earned and non-refundable facility fee of $37,500.00 for the activation of the additional financial accommodations contemplated in SUBSECTION (iii) of the definition of "Loan Availability" and (ii) a fully-earned and non-refundable transaction fee of $20,000.00 for executing the Fifth Amendment and permitting the transactions described therein. In addition to the foregoing facility fee, transaction fee and all other facility fees previously paid by Borrowers to Lender, Borrowers shall pay to Lender the following fully-earned and non-refundable facility fees if the Maximum Credit is increased as set forth below under the terms and conditions set forth in this Agreement:

           Increase in Maximum Credit               Additional Facility Fee
           --------------------------               -----------------------
         $ 9,000,000.00 to $12,000,000.00                   $15,000.00
         $12,000,000.00 to $14,000,000.00                   $10,000.00

         or, in lieu of the foregoing additional facility fees,

         $ 9,000,000.00 directly to                         $25,000.00
         $14,000,000.00

         12. SECTION 3(d) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (d) Borrowers shall pay to Lender an unused facility fee, equal to one quarter of one percent (0.25%) per annum [computed on the basis of a year of three hundred sixty days for the actual number of days elapsed] of the amount by which Nine Million Dollars ($9,000,000.00) exceeds the sum of the average daily outstanding Loans plus the average daily undrawn face amount of the Letters of Credit, payable monthly in arrears, on the first day of each month following the execution of this Agreement. Such unused facility fee shall:

                          (i) be based upon the amount by which Twelve Million
                 Dollars ($12,000,000.00) exceeds the sum of the average daily outstanding Loans plus the average daily undrawn face amount of the Letters of Credit retroactive to the first day of the calendar year in which the Maximum Credit was increased to Twelve Million Dollars ($12,000,000.00) if the Maximum Credit is increased to Twelve Million Dollars ($12,000,000.00) under the terms and conditions set forth in this Agreement; and

                          (ii) be based upon the amount by which Fourteen
                 Million Dollars ($14,000,000.00) exceeds the sum of the average daily outstanding Loans plus the average daily undrawn face amount of the Letters of Credit retroactive to the first day of the calendar year in which the Maximum Credit was increased to Fourteen Million Dollars ($14,000,000.00) if the Maximum Credit is increased to Fourteen Million Dollars ($14,000,000.00) under the terms and conditions set forth in this Agreement.

         13. SECTION 5 of the NCFC Loan Agreement is hereby amended to read as follows:

                 5. GRANT OF SECURITY INTEREST TO LENDER. As security for the payment or other satisfaction of its Liabilities, each Borrower hereby assigns to Lender and grants to Lender a continuing security interest in the following property of such

        Borrower, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located:

                          (a) all Accounts and all Inventory whose sale, lease
                 or other disposition by such Borrower has given rise to Accounts and have been returned to or repossessed or stopped in transit by such Borrower;

                          (b) all Chattel Paper, Instruments (except for any
                 Wesfrac, Westec Denver or Moffitt stock), Documents, Investment Property and General Intangibles (including without limitation all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, claims against carriers and shippers, guaranty claims, contracts rights, security interests, security deposits and any rights to indemnification);

                          (c) all Inventory and minerals or the like;

                          (d) all deposits and cash and any other property of
                 such Borrower now or hereafter in the possession, custody or control of Lender or any agent or any Affiliate of Lender or any participant with Lender in the Loans and/or Letters of Credit for any purpose (whether for safekeeping, deposit, collection, custody, pledge, transmission or otherwise); and

                          (e) all additions and accessions to, substitutions
                 for, and replacements, products and proceeds of the foregoing property, including without limitation proceeds of all insurance policies insuring the foregoing property, and all of such Borrower's books and records relating to any of the foregoing and to such Borrower's business.

         Notwithstanding anything to the contrary contained above, the Collateral shall not include the Heller Collateral or the Second Heller Collateral (to the extent that the Heller Collateral or the Second Heller Collateral does not consist of any of the specific Collateral or types of Collateral described above).

                 In addition, Borrowers shall assign to Lender all of their rights, title and interests in an American Credit Indemnity or other accounts receivable insurance policy covering all of their Accounts and key man life insurance policies in the aggregate face amount of $2,000,000.00 on the life of Keith R. Holder. The insurance policies and assignments shall be in a form and from such companies as may be acceptable to Lender acting in good faith.

         14. SECTION 8(a) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (a) Each Borrower shall establish an account (the "Blocked Account") in such Borrower's name with a financial institution acceptable to Lender, into which such Borrower will immediately deposit all payments received by such Borrower with respect to its Accounts and other Collateral in the identical form in which such payments were made, whether by cash or check. If any Borrower, any Affiliate or Subsidiary of any Borrower, or any shareholder, officer, director, employee or agent of any Borrower or any Affiliate or Subsidiary of such Borrower, or any other Person acting for or in concert with such Borrower shall receive any monies, checks, notes, drafts or other payments relating to or as proceeds of such Borrower's Accounts or other Collateral, such Borrower, Affiliate, Subsidiary, and other Person shall receive all such items in trust for, and as the sole and exclusive property of, Lender and, immediately upon receipt thereof, shall remit the same (or cause the same to be remitted) in kind to such Borrower's Blocked Account. The financial institution with which each Blocked Account is established shall acknowledge and agree, in a manner satisfactory to Lender, that the amounts on deposit in such Blocked Account are the sole and exclusive property of Lender, that such financial institution has no right to setoff against the Blocked Account, and that such financial institution shall wire, or otherwise transfer in immediately available funds in a manner satisfactory to Lender, funds deposited in the Blocked Account on a daily basis as such funds are collected, to Lender's account at National Bank of Canada. Lender shall, immediately after receipt by Lender of immediately available funds in its account at National Bank of Canada, apply the whole or any part of such collections or proceeds against the appropriate Borrower's Liabilities in such order as Lender shall determine in its sole discretion. Each Borrower agrees that all payments deposited to such Blocked Account or otherwise received by Lender, whether in respect of the Accounts of such Borrower or as proceeds of other Collateral or otherwise, will be applied on account of the Liabilities of such Borrower in accordance with the terms of this Agreement. All checks, drafts, instruments and other items of payment or proceeds of Collateral shall be endorsed by Borrowers to Lender, and, if that endorsement of any such item shall not be made for any reason, Lender is hereby irrevocably authorized to endorse the same on Borrowers' behalf. For the purpose of this paragraph, Borrowers irrevocably hereby make, constitute and appoint Lender (and all Persons designated by Lender for that purpose) as Borrowers' true and lawful attorney and agent-in-fact: (i) to endorse Borrowers' names upon said items of payment and/or proceeds of Collateral and upon any Chattel Paper of Borrowers, document, instrument, invoice or similar document or agreement relating to any Account of any Borrower or goods pertaining thereto; (ii) to take control in any manner of any item of payment or proceeds thereof; and (iii) upon and following the occurrence of an Event of Default, to have access to any lock box or postal box into which any Borrower's mail is deposited, and open and process all mail addressed to any Borrower and deposited therein.

         15. SECTION 11(k) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (k) No Borrower is conducting, permitting or suffering to be conducted, nor shall it conduct, permit or suffer to be conducted, any activities or transactions with any Affiliate of any Borrower; provided, however, that any Borrower may enter into transactions with Affiliates of any Borrower in the ordinary course of business pursuant to terms that are no less favorable to such Borrower than the terms upon which such transfers or transactions would have been made had they been made to or with a Person that is not an Affiliate of any Borrower and, in connection therewith, may transfer cash or property to Affiliates of any Borrower for fair value. Notwithstanding the foregoing:

                          (i) Petro-Mark Montrose and Westec Fruita may sell
                 SMCS the Petro-Mark Montrose and Westec Fruita Stores under the terms and conditions set forth in the Petro-Mark Montrose and Westec Fruita Purchase Agreements;

                          (ii) SMCS may execute and deliver to Petro-Mark
                 Montrose and Westec Fruita the Petro-Mark Montrose and Westec Fruita Notes in connection with SMCS' purchase of the Petro-Mark Montrose and Westec Fruita Stores;

                          (iii) Portfield may provide SMCS with the Portfield
                 Loan;

                          (iv) SMCS and Wescourt may execute and deliver to
                 Portfield the Portfield Loan Documents;

                          (v) SMCS may issue the Portfield Note to Portfield;

                          (vi) Portfield may provide an indemnification to WLD
                 for any damages suffered by WLD with respect to the Morgan Loan and secure such indemnification with a pledge of the Portfield Loan Documents and the Second Portfield Loan Documents (Lender recognizes that WLD may possess a power of attorney for certain rights belonging to Portfield in its collateral and, upon the foreclosure of

               Portfield's pledge to WLD of the Portfield Loan Documents and the Second Portfield Loan Documents, WLD shall be the owner of such Loan Documents and related rights in SMCS' assets constituting a portion of the Heller Collateral and Moffitt's assets constituting a portion of the Second Heller Collateral) and a security interest in the Borrowers' (other than SMCS' and Moffitt's) present and future equipment, fixtures, the cash proceeds thereof and any other proceeds thereof that do not constitute a portion of the Collateral;

                          (vii) Wescourt may provide an indemnification to WLD
                 for any damages suffered by WLD with respect to the Morgan
                 Loan;

                          (viii) Portfield may provide Wesfrac with the Second
                 Portfield Loan;

                          (ix) Wesfrac and Wescourt may execute and deliver to
                 Portfield the Second Portfield Loan Documents;

                          (x) Wesfrac may issue the Second Portfield Note to
                 Portfield;

                          (xi) Moffitt may grant Portfield a security interest
                 in its present and future equipment, fixtures, the cash proceeds thereof and any other proceeds thereof that do not constitute a portion of the Collateral as security for the Second Portfield Loan; and

                          (xii) Borrowers (besides SMCS and Moffitt) may grant
                 WLD a security interest in their present and future equipment, fixtures, the cash proceeds thereto and any other proceeds thereof that do not constitute a portion of the Collateral as security for Portfield's indemnifications to WLD in connection with the Morgan Loan.

         16. SECTION 12(k) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (k) No Borrower shall assume, guaranty or endorse, or otherwise become liable in connection with, the obligations of any Person, except: (i) by endorsement of instruments for deposit or collection or similar transactions in the ordinary course of business, and (ii) for guarantees of Affiliate obligations consented to by Lender which consent shall be granted or denied by Lender acting in good faith. Notwithstanding the foregoing, Lender consents to:

                          (A) Portfield's, Wescourt's and Wesfrac's execution
                 and delivery of the guaranties constituting a portion of the Heller Loan Documents;

                          (B) Wescourt's execution and delivery of the guaranty
                 constituting a portion of the Portfield Loan Documents;

                          (C) Portfield's guaranty of SMCS's obligations under
                 the Diamond Shamrock Purchase Agreement;

                          (D) the guaranties for the benefit of Lender pursuant
                 to this Agreement and the other Loan Documents;

                          (E) Portfield's and Wescourt's indemnifications to
                 WLD for any damages suffered by WLD with respect to the Morgan Loan;

                          (F) Wescourt's and SMCS' indemnifications to Diamond
                 Shamrock contained in the Diamond Shamrock Purchase Agreement;

                          (G) the liens and security interests described in
                 SECTION 13 of this Agreement;

                          (H) Portfield's guaranty of Moffitt's obligations to
                 JoAnn Moffitt under the Lease Agreement dated on or about April 11, 1997;

                          (I) Portfield's guaranty of JoAnn's guaranty
                 obligations as set forth in the Moffitt Purchase Agreement;

                          (J) Borrowers' (besides Wesfrac's, Westec Denver's,
                 SMCS' and Moffitt's) guaranty of Wesfrac's, Westec Denver's and Moffitt's obligations to Heller under the Second Heller Loan Documents; and

                          (K) Petro-Mark Montrose's guaranty of $400,000 or
                 less of the obligations of North Avenue Shell, LLC to Bank of Colorado-Western Slope upon terms and conditions consented to by Lender (which consent shall not be unreasonably withheld).

         17. SECTION 11(m) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (m) With respect to each Borrower's Equipment: (i) such Borrower has good and indefeasible and merchantable title to and ownership of all of its Equipment, including without limitation the Equipment described or listed on the schedule of Equipment delivered to Lender concurrently with this Agreement; and
         (ii) such Borrower shall keep and maintain the Equipment in good operating condition and repair and shall make all necessary replacements thereof and renewals thereto so that the value and operating efficiency thereof shall at all times be preserved and maintained;

         18. SECTION 12(l) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (l) Except for The Coastal Corporation's acquisition of up to fifty percent (50%) of Westec Denver, Inc. stock and the acquisition of assets permitted in SECTION 11(P) of this Agreement, no Borrower shall permit any change in its ownership or control or engage in any merger or acquisition without obtaining the prior written consent of Lender which consent may be withheld by Lender acting in good faith. Notwithstanding the foregoing, Lender hereby consents to:

                          (i) Petro-Mark Montrose's and Westec Fruita's sale to
                 SMCS of the Petro-Mark Montrose and Westec Fruita Stores;

                          (ii) SMCS's acquisition of the Convenience Stores; and

                          (iii) Wesfrac's acquisition of all of Moffitt's
                 issued and outstanding capital stock pursuant to the terms and conditions of the Moffitt Purchase Agreement.

         19. SECTION 12(v) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (v) Borrowers shall not incur more than $2,000,000.00 in capital expenditures (excluding expenditures incurred as a result of Borrowers' acquisition of the assets of another business) during any fiscal year of this Agreement. Borrowers shall provide Lender with a written report of their capital expenditures on a monthly basis during the term of this Agreement. Such report shall be in a form acceptable to Lender acting in good faith;

         20. SECTION 12(w) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (w) Borrowers shall not permit the Debt to Net Worth Ratio to exceed 5.00 to 1.00 at any time through the Termination Date. The Debt to Net Worth Ratio which Borrowers shall be required to maintain thereafter (if any) shall be determined by Borrowers and Lender acting in good faith, provided, however, that if Borrowers and Lender are unable to reach an agreement, the ratio for the subsequent fiscal year shall be the ratio used for the immediately preceding fiscal year.

         Borrowers shall provide Lender with a written report of their Debt to Net Worth Ratio on a monthly basis during the term of this Agreement. Such report shall be in a form acceptable to Lender acting in good faith; and

         21. SECTION 12 of the NCFC Loan Agreement is hereby amended by adding SECTION 12(y) thereto which shall read as follows:

                 (y) Borrowers shall maintain a Tangible Net Worth equal to or greater than (i) $3,000,000.00 from the date hereof through February 27, 1998; (ii) $3,500,000.00 from February 28, 1998 through
         February 27, 1999; and (iii) $4,000,000.00 from February 28, 1999 through February 27, 2000. The minimum Tangible Net Worth that Borrowers are required to maintain under this subsection shall be increased from the existing minimum requirement by $500,000.00 on February 28, 2000 and further increased by increments of $500,000.00 each on a like date each year thereafter. Borrowers shall provide Lender with a written report of their Tangible Net Worth on a monthly basis during the term of this Agreement. Such report shall be in a form acceptable to Lender acting in good faith.

         22. SECTION 12 of the NCFC Loan Agreement is hereby amended by adding SECTION 12(z) thereto which shall read as follows:

                 (z) Borrowers' net income determined after taxes but before giving effect to extraordinary gains shall equal or exceed $500,000.00 on February 28th of each year during the term of this Agreement (beginning February 28, 1998).

         23. SECTION 12 of the NCFC Loan Agreement is hereby amended by adding SECTION 12(aa) thereto which shall read as follows:

                 (aa) Moffitt's minimum net profit as reflected on Portfield's internally prepared financial statements with specific reference to Portfield's monthly schedule entitled "Moffitt Marine-Cashflow Summary" shall not be less than zero dollars in any rolling three month period during the period April 1, 1997 through February 28, 1998. Such calculations shall be made in accordance with GAAP and shall specifically include the fees paid to Don Moffitt in accordance with any consulting agreement between any of the Borrowers and that person.

         24. SECTION 13(p) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (p) Without limiting any of the other terms and conditions set forth in this Agreement or the other Loan Documents, any of the following occurs without the prior written consent of Lender which may be withheld in Lender's sole discretion:

                          (i) any Borrower obtains any additional loans or
                 other financial accommodations from or provides any additional guaranties or collateral to WLD, Morgan or Heller; or

                          (ii) the Diamond Shamrock Purchase Agreement and
                 related documents, Petro-Mark Montrose and Westec Fruita Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Notes, Portfield Loan Documents (and related WLD documents), Morgan Loan Documents, Heller Loan Documents, Moffitt Purchase Agreement and related documents, Second Portfield Loan Documents (and related WLD documents), and Second Heller Loan Documents shall be prepaid in whole or in part (except for prepayments required under the Heller Loan Documents or Second Heller Loan Documents for sales, loss or damage, or condemnation of or to the Heller Collateral or Second Heller Collateral) or shall be amended, modified, replaced, substituted or supplemented in any way which (A) increases the amount of any loans or other obligations described therein, (B) accelerates or increases any payments due thereunder, (C) increases any interest rate described therein, (D) shortens the maturity date thereof, or (E) increases, replaces or substitutes any co-borrowers, accommodation parties, guaranties or collateral therefor;

         25. SECTION 13(q) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (q) Without limiting any other Event of Default hereunder, a material event of default shall occur under the Diamond Shamrock Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Purchase Agreement and related documents, Petro-Mark Montrose and Westec Fruita Notes, Portfield Loan Documents (and related WLD documents), Morgan Loan Documents, Heller Loan Documents, Moffitt Purchase Agreement and related documents, Second Portfield Loan Documents (and related WLD documents), and Second Heller Loan Documents and not be cured or waived within the time periods permitted under such documents or any lender or seller under such documents seeks to accelerate its obligations from and/or exercise any post-default or post-maturity remedies against the other parties under such documents;

         26. SECTION 13 of the NCFC Loan Agreement is hereby amended by adding new SECTIONS 13(r) AND (s) which shall read as follows:

                 (r) Borrowers fail to provide Lender with access to accurate and complete copies of all of the existing Moffitt Purchase Agreement and related documents, Second Portfield Loan Documents (and related WLD loan documents), Second Heller Loan Documents and Morgan Loan Documents on or before any modification of this Agreement on or about April 11, 1997; or

                 (s) Borrowers fail to provide Lender with accurate and complete copies of all of the existing Moffitt Purchase Agreement and related documents, Second Portfield Loan Documents (and related WLD loan documents), Second Heller Loan Documents and Morgan Loan Documents within twenty (20) days from any modification of this Agreement on or about April 11, 1997.

         27. EXHIBIT A to the NCFC Loan Agreement (Permitted Liens) is amended by adding the following provision:

                 4. the liens and security interests contained in the Second Heller Loan Documents and Second Portfield Loan Documents as permitted or restricted by this Agreement and any intercreditor agreement executed by Lender.

                 5. the purchase money liens and security interests and leasehold rights in existence on the date of the Fifth Amendment securing the Permitted Indebtedness owing to Financial Federal Credit, Inc., AT&T Credit Corporation, The Manifest Group, a division of Lyon Financial Services, Inc., Concord Commercial, division of Marine Midland Business Loans, Inc., Bankers Leasing Association of Houston, Comerica Leasing Corporation, Textron Financial Corporation and Ford Motor Credit Company (provided, however, that such liens, security interests, and leasehold rights shall not constitute a lien, security interest or other encumbrance on the Collateral).

         28. EXHIBIT B to the NCFC Loan Agreement (Chief Executive Offices, Other Offices, Places of Business and Post Office Boxes) is amended by adding an additional office located at 13002 Kluge Road, Cypress, Texas.

         29. EXHIBIT D to the NCFC Loan Agreement (Permitted Indebtedness) is amended by adding the following thereto:

                 5. All of the Indebtedness described in the Moffitt Purchase Agreement and related documents, Second Heller Loan Documents, and Second Portfield Loan Documents as permitted or restricted by this Agreement or any intercreditor agreement executed by Lender.

                 6. Indebtedness to Financial Federal Credit, Inc. in the amount of $_____________ or less.

                 7. Indebtedness to AT&T Credit Corporation in the amount of $_____________ or less.

                 8. Indebtedness to The Manifest Group, a division of Lyon Financial Services, Inc. in the amount of $_____________ or less.

                 9. Indebtedness to Concord Commercial, division of Marine Midland Business Loans, Inc. in the amount of $________________ or less.

                 10. Indebtedness to Bankers Leasing Association of Houston in the amounts of $________________ or less.

                 11. Indebtedness to Comerica Leasing Corporation in the amount of $________________ or less.

                 12. Indebtedness to Textron Financial Corporation in the amount of $____________ or less.




         30. EXHIBIT E to the NCFC Loan Agreement is amended by adding Moffitt as a subsidiary of Wesfrac and Wesfrac as Moffitt's sole shareholder.

         31. SECTION 1.1 of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 1.1 "Account," "Account Debtor," "Chattel Paper," "Documents," "Equipment," "General Intangibles," "Goods," "Instruments," "Inventory" and "Investment Property" shall have the respective meanings assigned to such terms in the Colorado Uniform Commercial Code as amended from time to time.

         32. SECTION 2.1 of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 2.1 all Accounts and all Inventory whose sale, lease or other disposition by Guarantor has given rise to Accounts and have been returned to or repossessed or stopped in transit by such Borrower;

         33. SECTION 2.2 of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 2.2 all Chattel Paper, Instruments, Documents, Investment Property and General Intangibles (including without limitation all patents, patent applications, trademarks, trademark applications, tradenames, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, tax refund claims, claims against carriers and shippers, guaranty claims, contracts rights, security interests, security deposits and any rights to indemnification);

         34. SECTION 2.3 of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 2.3      all Inventory and minerals or the like;

         35. SECTION 3.3 of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 3.3      [Intentionally Omitted].

         36. SECTION 4.4 of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 4.4 Priority of Liens; Title to Properties. The security interests and liens granted to Lender under this Agreement and the other Financing Agreements constitute valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens permitted under Section 5.8 hereof. Guarantor has good and marketable title to all of its properties and assets subject to no liens, mortgages, pledges, security interests, encumbrances or charges of any kind, except those granted to Lender and such others as are permitted under Section 5.8 hereof.

         37. SECTION 5.7 of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 5.7 Sale of Assets, Consolidation, Merger, Dissolution, Etc. Guarantor shall not, directly or indirectly, (a) merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it, (bi sell, assign, lease, transfer, abandon or otherwise dispose of any stock or indebtedness to any other Person or any of its assets to any other Person (except for sales of Inventory in the ordinary course of business), (c) form or acquire any subsidiaries, (d) wind up, liquidate or dissolve or (e) agree to do any of the foregoing unless otherwise permitted under the Loan Agreement in accordance with the terms and conditions set forth in the Loan Agreement.

         38. SECTION 5.8 of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 5.8 Encumbrances. Guarantor shall not create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including, without limitation, the Collateral, except those permitted under the Loan Agreement in accordance with the terms and conditions set forth in the Loan Agreement.

         39. SECTION 5.9 of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 5.9 Indebtedness. Guarantor shall not incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations or indebtedness, except those permitted under the Loan Agreement in accordance with the terms and conditions set forth in the Loan Agreement.

         40. SECTION 5.10 of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 5.10 Loans, Investments, Guarantees, Etc. Guarantor shall not, directly or indirectly, make any loans or advance money or property to any person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the stock or indebtedness or all or a substantial part of the assets or property of any person, or guaranty, assume, endorse, or otherwise become responsible for (directly or indirectly) the indebtedness, performance, obligations or dividends of any Person or agree to do any of the foregoing, except those permitted under the Loan Agreement in accordance with the terms and conditions set forth in the Loan Agreement.

         41. SECTION 5.12 of each of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended to read as follows:

                 5.12 Transactions with Affiliates. Guarantor shall not enter into any transaction for the purchase, sale or exchange of property or the rendering of any service to or by any affiliate, except in the ordinary course of and pursuant to the reasonable requirements of Guarantor's business and upon fair and reasonable terms no less favorable to the Guarantor than Guarantor would obtain in a comparable arm's length transaction with an unaffiliated person except those permitted under the Loan Agreement in accordance with the terms and conditions set forth in the Loan Agreement.

         42. Each of the Third Party Security Agreements executed by Borrowers in connection with the NCFC Loan Agreement is hereby amended by adding a new SECTION 8.6 thereto which shall read as follows:

                 8.6 Waivers and Consents. Notice of acceptance of this Agreement, the making of loans, advances and extensions of credit or other financial accommodations to, and the incurring of any expenses by or in respect of, Borrowers or any of them, and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrowers or any of them or Guarantor are or may be entitled are hereby waived. Guarantor waives notice of, and hereby consents to, (a) any amendment, modification, supplement, renewal, restatement or extensions of time of payment of or increase or decrease in the amount of any of the Obligations or to the Financing Agreements or in any collateral, and the liens and security interests granted herein shall apply to the Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (b) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Lender for the obligations of Borrowers or any of them or any other party at any time liable for or in respect of the Obligations ("Obligor"), (c) the exercise of, or refraining from the exercise of any rights against Borrowers or any of them, Guarantor or any other Obligor or any collateral, and (d) the settlement, compromise or release of, or the waiver of any default with respect to, any Obligations. Guarantor agrees that the amount of the Obligations, and the liens and security interests created hereunder, shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing.

         43. Immediately following the initial advances to the Borrowers following the execution of this Fifth Amendment, the remaining Loan Availability shall not be less than $1,500,000.00 and all of Borrowers' accounts payable shall have been paid in a current fashion.

         44. All of the NCFC Loan Documents are amended to incorporate the same types of changes affecting the NCFC Loan Agreement that are described in this Fifth Amendment.

         45. Borrowers and Moffitt hereby acknowledge and reaffirm the truth and accuracy of all of the Recitals contained in this Fifth Amendment and the representations and other statements contained in the NCFC Loan Documents (including the Fifth Amendment) as of the date hereof.

         46. Borrowers and Moffitt, jointly and severally, hereby represent, warrant and covenant to NCFC that NCFC's liens, security interests, encumbrances and claims against the Collateral shall continue to be prior and superior to any other liens, security interests, encumbrances or claims of any kind except as otherwise specifically provided for in this Fifth Amendment, the Intercreditor Agreement and the other NCFC Loan Documents.

         47. Borrowers and Moffitt, jointly and severally, represent and warrant to NCFC that they have not defaulted upon any of their respective obligations under the NCFC Loan Documents. Notwithstanding anything to the contrary contained herein, NCFC hereby reserves all of its rights and remedies against Borrowers, Moffitt, any third party, or any of their assets for any Event of Default under the NCFC Loan Documents that may have occurred prior to the date hereof or may occur on or after the date hereof.

         48. BORROWERS AND MOFFITT HEREBY WAIVE AND FOREVER DISCHARGE NCFC AND ITS SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS FROM ALL KNOWN AND UNKNOWN, ABSOLUTE AND CONTINGENT, CLAIMS, DEFENSES, SETOFFS, COUNTERCLAIMS, CAUSES OF ACTION, ACTIONS, SUITS OR OTHER LEGAL PROCEEDINGS OF ANY KIND EXISTING OR ACCRUED AS OF THE DATE HEREOF.

         49. Borrowers and Moffitt shall be jointly and severally liable for the payment and performance of Borrowers' and Moffitt's present and future indebtedness and obligations under the NCFC Loan Documents and all of Borrowers' and Moffitt' present and future indebtedness and obligations to NCFC under the NCFC Loan Documents and otherwise shall be secured by all of Borrowers' and Moffitt's rights and assets described as a portion of NCFC's collateral in the NCFC Loan Documents.

         50. Borrowers and Moffitt, jointly and severally, shall pay all of NCFC's attorneys' fees and other expenses incurred in connection with the review, negotiation, drafting and execution of this Fifth Amendment and any related documents. The amounts described in this paragraph shall be in addition to, and not in lieu of, the interest, fees and other charges owing under the NCFC Loan Documents.

         51. The NCFC Loan Documents shall remain in full force and effect except as amended by this Fifth Amendment.

         52. This Fifth Amendment, the various documents described herein (including the Intercreditor Agreement), and any additional documents executed or obtained by NCFC in connection the foregoing represent the complete and integrated understanding between the parties pertaining to the subject matter hereof. All prior and contemporaneous understandings and agreements, written or oral, express or implied, shall be of no further force and effect to the extent inconsistent herewith.

         53. This Fifth Amendment shall be governed by the laws of the State of Colorado.

         54. This Fifth Amendment may be executed in counterparts and shall be effective when at least one counterpart hereof shall be executed by all of the parties hereto.

         55. BORROWERS, MOFFITT AND NCFC HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS FIFTH AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWERS OR NCFC OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWERS AND NCFC. IN NO EVENT SHALL NCFC BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.


         PORTFIELD INVESTMENTS, INC.


         By:
            -------------------------------------------
         Name:  Keith R. Holder
         Title: President


         WESCOURT GROUP, INC.


         By:
            -------------------------------------------
         Name:  Keith R. Holder
         Title: President


         WESCOURT DISTRIBUTING, INC.


         By:
            -------------------------------------------
         Name:  Keith R. Holder
         Title: President


         WESFRAC, INC.


         By:
            -------------------------------------------
         Name:  Paul J. Rath
         Title: Chief Financial Officer and Secretary


         WESTEC DENVER, INC.


         By:
            -------------------------------------------
         Name:  Paul J. Rath
         Title: Chief Financial Officer and Secretary

         PETRO-MARK CORP. UTAH


         By:
            --------------------------------------------------
         Name:  Keith R. Holder
         Title: President


         PETRO-MARK CORP.


         By:
            --------------------------------------------------
         Name:  Paul J. Rath
                  Title: Chief Financial Officer and Secretary


         PETRO-MARK CORP., MONTROSE, INC.


         By:
            --------------------------------------------------
         Name:  Paul J. Rath
                  Title: Chief Financial Officer and Secretary


         WESTEC FRUITA, INC.


         By:
            --------------------------------------------------
         Name:  Keith R. Holder
         Title: President


         MONTROSE PROPANE, INC.


         By:
            --------------------------------------------------
         Name:  Keith R. Holder
         Title: President


         GRAND MESA TEXACO, INC.


         By:
            --------------------------------------------------
         Name:  Keith R. Holder
         Title: President

         FRUITA RP HOLDING, INC.


         By:
            --------------------------------------------------
         Name:  Keith R. Holder
         Title: President


         SUPER MART CONVENIENCE STORES, INC.


         By:
            --------------------------------------------------
         Name:  Paul J. Rath
         Title: Chief Financial Officer and Secretary


         MOFFITT OIL COMPANY, INC.


         By:
            --------------------------------------------------
         Name:
              ------------------------------------------------
         Title:
               -----------------------------------------------


         NATIONAL CANADA FINANCE CORP.


         By:
            --------------------------------------------------
         Name:  William N. Tsiouvaras
         Title: Vice President


         By:
            --------------------------------------------------
         Name:  Andrew M. Conneen, Jr.
         Title: Vice President

                                   EXHIBIT A

                               PERSONAL PROPERTY


         1.   All of the following pertaining to Borrowers' equipment:

                 (a) All Equipment, whether now owned or existing or hereafter created, acquired or arising, or in which such Borrower now has or hereafter acquires any rights (the term "Equipment" means and includes all equipment and any other machinery, tools, fixtures, trade fixtures, furniture, furnishings, office equipment and vehicles (including vehicles subject to a certificate of title law), now or hereafter used or usable in connection with such Borrower's business, together with all parts, accessories and attachments relating to any of the foregoing), including, without limitation, the Fractionator (as defined in the Fourth Amendment);

                 (b) All supporting evidence and documents relating to any of the above-described property, whether now owned or existing or hereafter created, acquired or arising, including, without limitation, delivery and installation certificates, invoice copies, delivery receipts, insurance certificates and the like, together with all books of account, ledgers and cabinets in which the same are reflected or maintained;

                 (c) All accessions and additions to, and substitutions and replacements of, any and all of the foregoing, whether now owned or hereafter existing or hereafter created, acquired or arising; and

                 (d) All cash proceeds of the foregoing and any other proceeds of the foregoing not constituting NCFC Collateral and all insurance of the foregoing and cash proceeds thereof, whether now owned or existing or hereafter created, acquired or arising.

         2. All of the following pertaining to the shares of Wesfrac, Westec Denver, and Moffitt:

                 Any and all right, title and interest of Wescourt Group, Inc. and Wesfrac, Inc., whether now owned or existing or hereafter created, acquired or arising, in and to the following:

                          (i) all shares of the capital stock of Wesfrac, Inc., Westec Denver, Inc. and Moffitt Oil Company, Inc. owned or held by Wescourt Group, Inc. and Wesfrac, Inc., whether now existing or hereafter formed or acquired

                 (those shares delivered to and deposited with Heller Financial, Inc., and all substitutions and additions to such shares (herein, the "Pledged Securities");

                          (ii) all dividends, distributions and sums distributable or payable from, upon or in respect of the Pledged Securities;

                          (iii) all other rights and privileges incident to the Pledged Securities; and

                          (iv) all cash proceeds of the foregoing and any other proceeds of the foregoing not constituting NCFC Collateral.

         3. The collateral described in the Assignment of Stock Purchase Agreement between JoAnn Moffitt, Roy Moffitt, Don Moffitt and Wesfrac dated on or about April 11, 1997.


                                 REAL PROPERTY


         The following described property of Fruita RP Holding and all cash proceeds and other proceeds thereof not constituting a portion of NCFC's Collateral (which property is hereinafter sometimes collectively referred to as the "Property"):

                 (a.      The real estate located at 1493 Highway 6 & 50,
Fruita, Colorado 81521 (the "Land");

                 (b.      All improvements of every nature whatsoever now or
         hereafter situated on the Land and owned by Fruita RP Holding (the "Improvements"), and all machinery, equipment and mechanical systems and other equipment now or hereafter owned by Fruita RP Holding and used in connection with the operation of the Improvements;

                 (c.      All easements and appurtenances now or hereafter in
         any way relating to the Land or Improvements or any part thereof;

                 (d.      All agreements affecting the use, enjoyment or
         occupancy of the Land and/or Improvements now or hereafter entered into (the "Leases") and the immediate and continuing right to collect all rents, income, receipts, royalties, profits, issues, service reimbursements, fees, revenues and prepayments of any of the same from or related to the Land and/or Improvements from time to time accruing under the Leases and/or the operation of the Land and/or Improvements (the "Rents"), reserving to Fruita RP Holding, however, so long as no "Event of Default" has occurred under the Deed of Trust from Fruita RP Holding to Heller, a revocable license to receive and apply the Rents in accordance with the terms and conditions of Paragraph 9 of such Deed of Trust;

                 (e.      All claims, demands, judgments, insurance proceeds,
         awards of damages and settlements hereafter made resulting from the taking of the Land and/or the Improvements or any part thereof under the power of eminent domain, or for any damage (whether caused by such taking, by casualty or otherwise) to the Land or the Improvements or any part thereof;

                 (f.      To the extent assignable, all now or hereafter
         existing management contracts and all permits, certificates, licenses, approvals, entitlements and authorizations, however characterized, issued or in any way furnished for the acquisition, construction, operation and use of the Land, Improvements and/or Leases, including building permits, environmental certificates, licenses, certificates of operation, warranties and guaranties;

                 (g.      Any monies on deposit with or for the benefit of
         Heller for the payment of real estate taxes, insurance and other matters pertaining to the Property.

                 SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                             AND RELATED DOCUMENTS


         This Sixth Amendment to Loan and Security Agreement and Related Documents ("Sixth Amendment") is executed by Portfield Investments, Inc., a Colorado corporation ("Portfield"), Wescourt Group, Inc., a Delaware corporation ("Wescourt"), Wescourt Distributing, Inc., a Colorado corporation ("Wescourt Distributing"), Wesfrac, Inc., a Colorado corporation ("Wesfrac"), Westec Denver, Inc., a Colorado corporation ("Westec Denver"), Petro-Mark Corp. Utah, a Colorado corporation ("Petro-Mark Utah"), Petro-Mark Corp., a Colorado corporation ("Petro-Mark"), Petro-Mark Corp., Montrose, Inc., a Colorado corporation ("Petro-Mark Montrose"), Westec Fruita, Inc., a Delaware corporation ("Westec Fruita"), Montrose Propane, Inc., a Colorado corporation ("Montrose Propane"), Grand Mesa Texaco, Inc., a Colorado corporation ("Grand Mesa"), Fruita RP Holding, Inc., a Delaware corporation ("Fruita RP Holding"), Super Mart Convenience Stores, Inc. fka Petro-Mark Convenience Stores, Inc., a Colorado corporation ("SMCS"), and Moffitt Oil Company, Inc., a Texas corporation ("Moffitt"), all with an address at 1493 Highway 6 and 50, Fruita, Colorado 81521 and National Canada Finance Corp. with an address at 1200 17th Street, Suite 2760, Denver, Colorado 80202 ("NCFC"), for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, on this 12th day of August, 1997. Hereinafter, Portfield, Wescourt, Wescourt Distributing, Wesfrac, Westec Denver, Petro-Mark Utah, Petro-Mark, Petro-Mark Montrose, Westec Fruita, Montrose Propane, Grand Mesa, Fruita RP Holding, SMCS and Moffitt may be referred to collectively as "Borrowers" and individually as "Borrower."


                                    RECITALS


         A       Borrowers (besides SMCS and Moffitt), Mesa Environmental, Inc.
fka Wescourt Environmental, Inc., a Colorado corporation ("MEI"), Fruita Investments, Inc., a Colorado corporation ("FII") and Fruita Marketing & Management, Inc., a Delaware corporation ("FMMI") executed and delivered to NCFC a Loan and Security Agreement and various other loan documents on or about October 6, 1995. Such documents have been amended by that certain First Amendment to Loan and Security Agreement and Related Documents dated October 6, 1995, that certain Second Amendment to Loan and Security Agreement and Related Documents dated August 23, 1996, that certain Third Amendment to Loan and Security Agreement and Related Documents dated November 18, 1996, that certain Fourth Amendment to Loan and Security Agreement and Related Documents dated March 12, 1997 ("Fourth Amendment"), that Fifth Amendment to Loan and Security Agreement and Related Documents dated April 11, 1997 ("Fifth Amendment") and various related documents. Hereinafter, the Loan and Security Agreement and any amendments, modifications, replacements and substitutions thereto may be referred to collectively as the "NCFC Loan Agreement" and all of the documents described in this paragraph, any related documents, instruments and agreements, and any amendments, modifications, replacements and substitutions to any of the foregoing may be referred to collectively as the "NCFC Loan Documents".

         B   All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the NCFC Loan Agreement.

         C       Subject to the terms and conditions set forth in the NCFC Loan
Documents, MEI, FII, and FMMI have been released from their obligations to NCFC thereunder.

         D       Petro-Mark Convenience Stores, Inc. has changed its name to
Super Mart Convenience Stores, Inc.

         E       Borrowers and NCFC wish to amend certain terms and conditions set forth in the NCFC Loan Documents as set forth in this Sixth Amendment.


                                   AGREEMENTS


         1       Borrowers hereby acknowledge and reaffirm the truth and
accuracy of all of the foregoing Recitals and the representations and other statements contained in the NCFC Loan Documents as of the date of this Sixth Amendment.

         2       The outstanding principal balance of the Liabilities of
Borrowers to Lender under the Loan Documents amounted to $13,557,357.71 as of August 11, 1997 and interest, fees, and expenses are accruing thereon as set forth in the Loan Documents.

         3       SECTION 2(A) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (a) Subject to the terms and conditions of this Agreement and the Other Agreements, prior to the Termination Date and so long as no Event of Default has occurred hereunder, Lender shall make Loans to any Borrower as such Borrower shall from time to time request; provided, however, that: (i) the total amount of all Loans outstanding to any Borrower shall not exceed such Borrower's Loan Availability at any time; and (ii) the total unpaid principal of all Loans outstanding to the Borrowers and all Letters of Credit issued for the account of the Borrowers in the aggregate ("Maximum Credit") shall not exceed Eighteen Million Dollars ($18,000,000.00) at any time.

                 The total unpaid principal of all Loans outstanding to Borrowers based upon Eligible Inventory shall not exceed Three Million Dollars ($3,000,000.00) at any time.

                 Prior to Lender making any Loan, the Loans shall be repaid as provided elsewhere in this Agreement. If at any time the outstanding balance on any Borrower's Loans exceeds its Loan Availability or the principal balance of the outstanding Loans to Borrowers in the aggregate exceeds the Maximum Credit or any of the other restrictions set forth in this Agreement, such Borrower or Borrowers shall immediately, and without the necessity of a demand by Lender, pay to Lender such amount as may be necessary to eliminate such excess.

         4       SECTION 3(d) of the NCFC Loan Agreement is hereby amended to read as follows:

                 (d) Borrowers shall pay to Lender an unused facility fee, equal to one quarter of one percent (0.25%) per annum [computed on the basis of a year of three hundred sixty days for the actual number of days elapsed] of the amount by which Eighteen Million Dollars ($18,000,000.00) exceeds the sum of the average daily outstanding Loans plus the average daily undrawn face amount of the Letters of Credit, payable monthly in arrears, on the first day of each month following the execution of this Agreement.

         5       Borrowers and Moffitt, jointly and severally, hereby
represent, warrant and covenant to NCFC that NCFC's liens, security interests, encumbrances and claims against the Collateral shall continue to be prior and superior to any other liens, security interests, encumbrances or claims of any kind except as otherwise specifically provided for in the NCFC Loan Documents.

         6       Borrowers and Moffitt, jointly and severally, represent and warrant to NCFC that they have not defaulted upon any of their respective obligations under the NCFC Loan Documents. Notwithstanding anything to the contrary contained herein, NCFC hereby reserves all of its rights and remedies against Borrowers, any third party, or any of their assets for any Event of Default under the NCFC Loan Documents that may have occurred prior to the date hereof or may occur on or after the date hereof.

         7       BORROWERS HEREBY WAIVE AND FOREVER DISCHARGE NCFC AND ITS
SHAREHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, AND AGENTS FROM ALL KNOWN AND UNKNOWN, ABSOLUTE AND CONTINGENT, CLAIMS, DEFENSES, SETOFFS, COUNTERCLAIMS, CAUSES OF ACTION, ACTIONS, SUITS OR OTHER LEGAL PROCEEDINGS OF ANY KIND EXISTING OR ACCRUED AS OF THE DATE HEREOF.

         8       Borrowers shall be jointly and severally liable for the
payment and performance of Borrowers' present and future indebtedness and obligations under the NCFC Loan Documents and all of Borrowers' present and future indebtedness and obligations to NCFC under the NCFC Loan Documents and otherwise shall be secured by all of Borrowers' rights and assets described as a portion of NCFC's collateral in the NCFC Loan Documents.

         9       Borrowers,jointly and severally, shall pay NCFC a fully-earned and non-refundable loan modification fee in the amount of $20,000.00 upon the execution of this Sixth Amendment. In addition, upon NCFC's demand, Borrowers, jointly and severally, shall pay all of NCFC's attorneys' fees and other expenses incurred in connection with the review, negotiation, drafting and execution of this Sixth Amendment and any related documents. The amounts described in this paragraph shall be in addition to, and not in lieu of, the interest, fees and other charges owing under the NCFC Loan Documents.

        10       The NCFC Loan Documents shall remain in full force and effect and as amended by this Sixth Amendment.

        11       This Sixth Amendment, the other NCFC Loan Documents, and any additional documents executed or obtained by NCFC in connection the foregoing represent the complete and integrated understanding between the parties pertaining to the subject matter hereof. All prior and contemporaneous understandings and agreements, written or oral, express or implied, shall be of no further force and effect to the extent inconsistent therewith.

        12       This Sixth Amendment shall be governed by the laws of the
State of Colorado.

        13       This Sixth Amendment may be executed in counterparts and shall be effective when at least one counterpart hereof shall be executed by all of the parties hereto.

        14       BORROWERS AND NCFC HEREBY WAIVE ALL RIGHTS TO TRIAL BY JURY IN
ANY ACTION OR PROCEEDING WHICH PERTAINS DIRECTLY OR INDIRECTLY TO THIS SIXTH AMENDMENT, ANY OF THE OTHER LOAN DOCUMENTS, THE LIABILITIES, THE COLLATERAL, ANY ALLEGED TORTIOUS CONDUCT BY BORROWERS OR NCFC OR WHICH, IN ANY WAY, DIRECTLY OR INDIRECTLY, ARISES OUT OF OR RELATES TO THE RELATIONSHIP BETWEEN BORROWERS AND NCFC. IN NO EVENT SHALL NCFC BE LIABLE FOR LOST PROFITS OR OTHER SPECIAL OR CONSEQUENTIAL DAMAGES.

         PORTFIELD INVESTMENTS, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         WESCOURT GROUP, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         WESCOURT DISTRIBUTING, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         WESFRAC, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         WESTEC DENVER, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         PETRO-MARK CORP. UTAH


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------

         PETRO-MARK CORP.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         PETRO-MARK CORP., MONTROSE, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         WESTEC FRUITA, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         MONTROSE PROPANE, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         GRAND MESA TEXACO, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         FRUITA RP HOLDING, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------

         SUPER MART CONVENIENCE STORES, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         MOFFITT OIL COMPANY, INC.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         NATIONAL CANADA FINANCE CORP.


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------


         By:
            ------------------------------------
         Name:
              ----------------------------------
         Title:
               ---------------------------------